                                                      AIM AGGRESSIVE GROWTH FUND
                                                              AIM BLUE CHIP FUND
                                                    AIM CAPITAL DEVELOPMENT FUND
                                                                AIM CHARTER FUND
                                                          AIM CONSTELLATION FUND
                                                  AIM LARGE CAP BASIC VALUE FUND
                                                       AIM LARGE CAP GROWTH FUND
                                                         AIM MID CAP GROWTH FUND
                                                             AIM WEINGARTEN FUND
                                                                     PROSPECTUS
                                                                 APRIL 30, 2004

Institutional Classes

AIM Aggressive Growth Fund seeks to provide long-term growth of capital.

AIM Blue Chip Fund seeks to provide long-term growth of capital and, secondarily, current income.

AIM Capital Development Fund seeks to provide long-term growth of capital.

AIM Charter Fund seeks to provide growth of capital.

AIM Constellation Fund seeks to provide growth of capital.

AIM Large Cap Basic Value Fund seeks to provide long-term growth of capital with a secondary objective of current income.

AIM Large Cap Growth Fund seeks to provide long-term growth of capital.

AIM Mid Cap Growth Fund seeks to provide long-term growth of capital.

AIM Weingarten Fund seeks to provide growth of capital.
--------------------------------------------------------------------------------

This prospectus contains important information about the Institutional Class shares of the funds. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in a fund:

- is not FDIC insured;

- may lose value; and

- is not guaranteed by a bank.

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES                 1
------------------------------------------------------

AIM Aggressive Growth Fund                           1
AIM Blue Chip Fund                                   1
AIM Capital Development Fund                         1
AIM Charter Fund                                     1
AIM Constellation Fund                               2
AIM Large Cap Basic Value Fund                       2
AIM Large Cap Growth Fund                            2
AIM Mid Cap Growth Fund                              2
AIM Weingarten Fund                                  3
Capital Development, Large Cap Growth,
  Mid Cap Growth and Weingarten                      3
All Funds                                            3
PRINCIPAL RISKS OF INVESTING IN THE FUNDS            3
------------------------------------------------------

PERFORMANCE INFORMATION                              5
------------------------------------------------------

Annual Total Returns                                 5
Performance Table                                   10
FEE TABLE AND EXPENSE EXAMPLE                       14
------------------------------------------------------

Fee Table                                           14
Expense Example                                     15
FUND MANAGEMENT                                     16
------------------------------------------------------

The Advisors                                        16
Advisor Compensation                                16
Portfolio Managers                                  16
OTHER INFORMATION                                   18
------------------------------------------------------

Dividends and Distributions                         18
Suitability for Investors                           18
Future Limited Fund Offering                        18
FINANCIAL HIGHLIGHTS                                19
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Purchasing Shares                                  A-1
Redeeming Shares                                   A-2
Pricing of Shares                                  A-2
Taxes                                              A-3
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a servicemark of
A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

AIM AGGRESSIVE GROWTH FUND (AGGRESSIVE GROWTH)
The fund's investment objective is to achieve long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing primarily in common stocks of companies whose earnings the fund's portfolio managers expect to grow more than 15% per year. The fund will invest in securities of small- and medium-sized growth companies. The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

AIM BLUE CHIP FUND (BLUE CHIP)

The fund's primary investment objective is long-term growth of capital with a secondary objective of current income. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objectives by investing, normally, at least 80% of its assets in securities of blue chip companies. In complying with this 80% investment requirement, the fund may invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers blue chip companies to be large and medium sized companies (i.e., companies with market capitalizations, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark--Index during the most recent 11-month period, based on month-end data, plus the most recent data during the current month) with leading market positions and which possess the following characteristics:

- MARKET CHARACTERISTICS--Companies that occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for strong unit sales. These factors can, in turn, lead to higher earnings growth and greater share price appreciation. Market leaders can be identified within an industry as those companies that have (i) superior growth prospects compared with other companies in the same industry; (ii) possession of proprietary technology with the potential to bring about major changes within an industry; and/or (iii) leading sales within an industry, or the potential to become a market leader.

- FINANCIAL CHARACTERISTICS--Companies that possess at least one of the following attributes (i) faster earnings growth than its competitors and the market in general; (ii) higher profit margins relative to its competitors;
  (iii) strong cash flow relative to its competitors; and/or (iv) a balance sheet with relatively low debt and a high return on equity relative to its competitors.

    The portfolio managers consider whether to sell a particular security when they believe the issuer of the security no longer is a market leader, and/or it no longer has the characteristics described above. When the portfolio managers believe securities other than marketable equity securities offer the opportunity for long-term growth of capital and current income, the fund may invest in United States government securities and high-quality debt securities.

AIM CAPITAL DEVELOPMENT FUND (CAPITAL DEVELOPMENT)

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing primarily in securities, including common stocks, convertible securities and bonds, of small- and medium-sized companies. Among factors which the portfolio managers may consider when purchasing these securities are (1) the growth prospects for a company's products; (2) the economic outlook for its industry; (3) a company's new product development; (4) its operating management capabilities; (5) the relationship between the price of the security and its estimated fundamental value; (6) relevant market, economic and political environments; and (7) financial characteristics, such as balance sheet analysis and return on assets. The portfolio managers consider whether to sell a particular security when any one of these factors materially changes or when the securities are no longer considered medium-sized company securities.

AIM CHARTER FUND (CHARTER)

The fund's investment objective is growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing at least 65% of its total assets in securities of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets. The portfolio managers consider whether to sell a particular security when any of these factors materially changes. For risk management or cash management purposes, the fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase. A larger position in cash or cash equivalents could detract from achieving the fund's objective, but could also reduce the fund's exposure in the event of a market downturn.

AIM CONSTELLATION FUND (CONSTELLATION)
The fund's investment objective is growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when it no longer meets these criteria. The fund will invest without regard to market capitalization.

AIM LARGE CAP BASIC VALUE FUND (LARGE CAP BASIC VALUE)

The fund's primary investment objective is long-term growth of capital with a secondary objective of current income. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objectives by investing, normally, at least 80% of its assets in securities of large-capitalization companies that offer potential for capital growth, and may offer potential for current income. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The fund may also invest in debt instruments that are consistent with its investment objectives of long-term growth of capital and current income.

    The portfolio managers purchase securities of companies that they believe have the potential for above-average growth in revenues and earnings and that they believe are undervalued in relation to long-term earning power or other factors. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

AIM LARGE CAP GROWTH FUND (LARGE CAP GROWTH)

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of large-capitalization companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

    The fund's portfolio managers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000 Index at the time of purchase. The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

AIM MID CAP GROWTH FUND (MID CAP GROWTH)

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of mid-capitalization companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell MidCap Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000--Registered Trademark-- Index. The Russell 1000 Index is a widely recognized, unmanaged index of common

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

stocks of the 1000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. These companies are considered representative of medium-sized companies. Under normal conditions, the top 10 holdings may comprise up to 40% of the fund's total assets.

    The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have favorable prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

AIM WEINGARTEN FUND (WEINGARTEN)

The fund's investment objective is to provide growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund will invest primarily in common stocks of seasoned and better-capitalized companies. The portfolio managers focus on companies that have experienced above-average growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

CAPITAL DEVELOPMENT, LARGE CAP GROWTH, MID CAP GROWTH AND WEINGARTEN

Each fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If a fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

ALL FUNDS

Each of Aggressive Growth, Blue Chip, Capital Development, Large Cap Basic Value, Large Cap Growth and Mid Cap Growth may invest up to 25% of its total assets in foreign securities. Each of Charter, Constellation and Weingarten may invest up to 20% of its total assets in foreign securities. For cash management purposes, the funds may also hold a portion of their assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of a fund are applied at the time of purchase.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. As a result, a fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

ALL FUNDS

There is a risk that you could lose all or a portion of your investment in the funds. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BLUE CHIP

The income you may receive from your investment in Blue Chip may vary.

AGGRESSIVE GROWTH, CAPITAL DEVELOPMENT, CONSTELLATION AND MID CAP GROWTH

The fluctuation in the value of your investment is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

CHARTER

To the extent the fund holds cash or cash equivalents rather than equity securities for risk management purposes, the fund may not achieve its investment objective.

LARGE CAP BASIC VALUE

Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk.

LARGE CAP BASIC VALUE AND MID CAP GROWTH

Since a large percentage of each fund's assets will be invested in a limited number of securities, any change in value of those securities could significantly affect the value of your investment in the funds.

    Each fund may participate in the initial public offering (IPO) market in some market cycles. Because of each fund's small asset

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

base, any investment a fund may make in IPOs may significantly affect the fund's total return. As each fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on each fund's total return.

LARGE CAP BASIC VALUE, LARGE CAP GROWTH AND MID CAP GROWTH

The values of the convertible securities in which the funds may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the funds.

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar charts and tables shown below provide an indication of the risks of investing in each of the funds. A fund's past performance (before and after taxes) is not necessarily an indication of its future performance. The returns shown for Large Cap Basic Value, Large Cap Growth and Mid Cap Growth are those of each fund's Class A shares, which are not offered in this prospectus. Institutional Class shares would have higher annual returns because, although the shares are invested in the same portfolio of securities, Institutional Class shares have lower expenses. As of the date of this prospectus, the Institutional Classes of Large Cap Basic Value, Large Cap Growth and Mid Cap Growth have not yet commenced operations.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar charts show changes in the performance of Large Cap Basic Value's, Large Cap Growth's and Mid Cap Growth's Class A shares and Aggressive Growth's, Blue Chip's, Capital Development's, Charter's, Constellation's and Weingarten's Institutional Class shares from year to year. The bar charts do not reflect sales loads. If they did, the annual returns shown would be lower. Institutional Class shares are not subject to front-end or back-end sales loads.

AGGRESSIVE GROWTH--INSTITUTIONAL CLASS

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2003...................................................................    27.89%

BLUE CHIP--INSTITUTIONAL CLASS

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2003...................................................................    26.14%

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

CAPITAL DEVELOPMENT--INSTITUTIONAL CLASS

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2003...................................................................    36.09%

CHARTER--INSTITUTIONAL CLASS

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................   -3.84%
1995...................................................................   36.13%
1996...................................................................   20.29%
1997...................................................................   25.18%
1998...................................................................   27.40%
1999...................................................................   34.37%
2000...................................................................  -14.37%
2001...................................................................  -22.67%
2002...................................................................  -15.81%
2003...................................................................   24.64%

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

CONSTELLATION--INSTITUTIONAL CLASS

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................    1.80%
1995...................................................................   36.16%
1996...................................................................   16.83%
1997...................................................................   13.45%
1998...................................................................   19.41%
1999...................................................................   45.07%
2000...................................................................   -9.98%
2001...................................................................  -23.22%
2002...................................................................  -24.37%
2003...................................................................   29.98%

LARGE CAP BASIC VALUE--CLASS A

                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2000...................................................................   21.74%
2001...................................................................    1.25%
2002...................................................................  -23.20%
2003...................................................................   32.02%

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

LARGE CAP GROWTH--CLASS A

                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2000...................................................................    8.52%
2001...................................................................  -36.13%
2002...................................................................  -26.46%
2003...................................................................   29.32%

MID CAP GROWTH--CLASS A

                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2000...................................................................  -10.12%
2001...................................................................  -21.21%
2002...................................................................  -31.86%
2003...................................................................   42.08%

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

WEINGARTEN--INSTITUTIONAL CLASS

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................    0.13%
1995...................................................................   35.43%
1996...................................................................   18.24%
1997...................................................................   26.48%
1998...................................................................   33.58%
1999...................................................................   35.23%
2000...................................................................  -19.98%
2001...................................................................  -33.70%
2002...................................................................  -31.10%
2003...................................................................   31.61%


    The funds' year-to-date total returns as of March 31, 2004, were as follows:

                                                       YEAR-TO-DATE TOTAL RETURN
FUND                                                       (MARCH 31, 2004)
--------------------------------------------------------------------------------
Aggressive Growth--Institutional Class                           3.51%
Blue Chip--Institutional Class                                   0.79%
Capital Development--Institutional Class                         5.60%
Charter--Institutional Class                                     0.49%
Constellation--Institutional Class                               0.99%
Large Cap Basic Value--Class A                                   4.28%
Large Cap Growth--Class A                                        2.41%
Mid Cap Growth--Class A                                          3.82%
Weingarten--Institutional Class                                  2.59%
--------------------------------------------------------------------------------


    During the periods shown in the bar charts, the highest quarterly returns and the lowest quarterly returns were as follows:

                                HIGHEST QUARTERLY RETURN    LOWEST QUARTERLY RETURN
FUND                                 (QUARTER ENDED)            (QUARTER ENDED)
------------------------------------------------------------------------------------
Aggressive                        12.96% (6/30/03)            (3.40)% (3/31/03)
  Growth--Institutional Class
Blue Chip--Institutional Class    12.98% (6/30/03)            (1.45)% (3/31/03)
Capital                           17.32% (6/30/03)            (2.15)% (3/31/03)
  Development--Institutional
  Class
Charter--Institutional Class      26.29% (12/31/98)          (21.63)% (09/30/01)
Constellation--                   36.71% (12/31/99)          (23.20)% (09/30/01)
  Institutional Class
Large Cap Basic Value--Class A    20.48% (06/30/03)          (20.22)% (09/30/02)
Large Cap Growth--Class A         26.64% (03/31/00)          (34.26)% (03/31/01)
Mid Cap Growth--Class A           28.02% (03/31/00)          (30.93)% (09/30/01)
Weingarten--Institutional         28.14% (12/31/98)          (27.56)% (03/31/01)
  Class
------------------------------------------------------------------------------------

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE(1)

The following performance table compares each fund's performance to that of a broad-based securities market index, a style specific index, and a peer group index. Large Cap Basic Value's, Large Cap Growth's and Mid Cap Growth's performance reflects payment of sales loads. The indices may not reflect payment of fees, expenses or taxes. The funds are not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the funds may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------
(for the periods ended                                         SINCE        INCEPTION
December 31, 2003)              1 YEAR   5 YEARS   10 YEARS   INCEPTION(2)    DATE
-------------------------------------------------------------------------------------
Aggressive
  Growth--Institutional Class                                               03/15/02
  Return Before Taxes           27.89%      N/A       N/A       (0.76)%
  Return After Taxes on
     Distributions              27.89       N/A       N/A       (0.76)
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                18.13       N/A       N/A       (0.65)
-------------------------------------------------------------------------------------
S&P 500 Index(3,4)              28.67       N/A       N/A        2.02(24)   02/28/02(24)
Russell 2500--Trademark--
  Index(5)                      45.51       N/A       N/A       12.09(24)   02/28/02(24)
Russell Midcap--Trademark--
  Growth Index(22)              42.71       N/A       N/A        7.16(24)   02/28/02(24)
Russell 2500--Registered
  Trademark-- Growth Index(6)   46.31       N/A       N/A        8.18(24)   02/28/02(24)
Lipper Mid Cap Growth Fund
  Index(7)                      35.42       N/A       N/A        3.22(24)   02/28/02(24)
-------------------------------------------------------------------------------------
Blue Chip--Institutional Class                                              03/15/02
  Return Before Taxes           26.14       N/A       N/A       (3.68)
  Return After Taxes on
     Distributions              26.14       N/A       N/A       (3.68)
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                16.99       N/A       N/A       (3.12)
-------------------------------------------------------------------------------------
S&P 500 Index(3,)(8)            28.67       N/A       N/A        2.02(24)   02/28/02(24)
Russell 1000--Registered
  Trademark-- Index(9)          29.89       N/A       N/A        2.79(24)   02/28/02(24)
Lipper Large Cap Core Fund
  Index(10)                     24.80       N/A       N/A        0.86(24)   02/28/02(24)
-------------------------------------------------------------------------------------
Capital
  Development--Institutional
  Class                                                                     03/15/02
  Return Before Taxes           36.09       N/A       N/A        1.59
  Return After Taxes on
     Distributions              35.60       N/A       N/A        1.39
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                24.09       N/A       N/A        1.34
-------------------------------------------------------------------------------------
S&P 500 Index(3,11)             28.67       N/A       N/A        2.02(24)   02/28/02(24)
Russell 2500--Trademark--
  Index(5)                      45.51       N/A       N/A       12.09(24)   02/28/02(24)
Russell Midcap--Trademark--
  Index(12)                     40.06       N/A       N/A       10.14(24)   02/28/02(24)
Lipper Mid Cap Core Fund
  Index(13)                     36.58       N/A       N/A        8.52(24)   02/28/02(24)
-------------------------------------------------------------------------------------
Charter--Institutional Class
  Return Before Taxes           24.64     (1.37)%    8.89%         --       07/30/91
  Return After Taxes on
     Distributions              24.50     (2.03)     7.01          --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                16.18     (1.33)     6.75          --
-------------------------------------------------------------------------------------
S&P 500 Index(14)               28.67     (0.57)    11.06          --
Russell 1000--Registered
  Trademark-- Index(9)          29.89     (0.13)    11.00          --
Lipper Large Cap Core Fund
  Index(10)                     24.80     (1.08)     9.27          --
-------------------------------------------------------------------------------------

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------
(for the periods ended                                         SINCE        INCEPTION
December 31, 2003)              1 YEAR   5 YEARS   10 YEARS   INCEPTION(2)    DATE
-------------------------------------------------------------------------------------
Constellation--Institutional
  Class                                                                     04/08/92
  Return Before Taxes           29.98%    (0.29)%    8.02%         --
  Return After Taxes on
     Distributions              29.98     (1.38)     6.88          --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                19.49     (0.29)     6.78          --
-------------------------------------------------------------------------------------
S&P 500 Index(14)               28.67     (0.57)    11.06          --
Russell 1000--Registered
  Trademark-- Growth Index(15)  29.75     (5.11)     9.21          --
Lipper Multi Cap Growth Fund
  Index(16)                     35.38     (1.76)     7.96          --
-------------------------------------------------------------------------------------
Large Cap Basic Value--Class A                                              06/30/99
  Return Before Taxes           24.70%      N/A       N/A        4.36%
  Return After Taxes on
     Distributions              24.70       N/A       N/A        4.04
  Return After Taxes on
     Distributions and Sales
     of Fund Shares             16.05       N/A       N/A        3.52
-------------------------------------------------------------------------------------
S&P 500 Index(3,17)             28.67       N/A       N/A       (3.17)(24)  06/30/99(24)
Russell 1000--Registered
  Trademark-- Index(9)          29.89       N/A       N/A       (2.54)(24)  06/30/99(24)
Russell 1000--Registered
  Trademark-- Value Index(18)   30.03       N/A       N/A        1.21(24)   06/30/99(24)
Lipper Large Cap Value Fund
  Index(19)                     28.00       N/A       N/A       (1.03)(24)  06/30/99(24)
-------------------------------------------------------------------------------------
Large Cap Growth Fund--Class A                                              03/01/99
  Return Before Taxes           22.22%      N/A       N/A       (2.87)%
  Return After Taxes on
     Distributions              22.22       N/A       N/A       (2.87)
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                14.44       N/A       N/A       (2.42)
-------------------------------------------------------------------------------------
S&P 500 Index(14)               28.67       N/A       N/A       (0.78)(24)  02/28/99(24)
Russell 1000--Registered
  Trademark-- Growth Index(15)  29.75       N/A       N/A       (5.49)(24)  02/28/99(24)
Lipper Large Cap Growth Fund
  Index(23)                     26.96       N/A       N/A       (6.12)(24)  02/28/99(24)
-------------------------------------------------------------------------------------
Mid Cap Growth Fund--Class A                                                11/01/99
  Return Before Taxes           34.19%      N/A       N/A       (2.75)%
  Return After Taxes on
     Distributions              34.19       N/A       N/A       (2.75)
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                22.22       N/A       N/A       (2.32)
-------------------------------------------------------------------------------------
S&P 500 Index(3,20)             28.67       N/A       N/A       (3.35)(24)  10/31/99(24)
S&P MidCap 400 Index(21)        35.62       N/A       N/A       10.39(24)   10/31/99(24)
Russell Midcap--Trademark--
  Growth Index(22)              42.71       N/A       N/A       (1.34)(24)  10/31/99(24)
Lipper Mid Cap Growth Fund
  Index(7)                      35.42       N/A       N/A       (3.23)(24)  10/31/99(24)
-------------------------------------------------------------------------------------

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------
(for the periods ended                                         SINCE        INCEPTION
December 31, 2003)              1 YEAR   5 YEARS   10 YEARS   INCEPTION(2)    DATE
-------------------------------------------------------------------------------------
Weingarten--Institutional
  Class                                                                     10/08/91
  Return Before Taxes           31.61     (8.24)     5.83          --
  Return After Taxes on
     Distributions              31.61     (9.18)     3.46          --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                20.55     (6.68)     4.19          --
-------------------------------------------------------------------------------------
S&P 500 Index(14)               28.67     (0.57)    11.06          --
Russell 1000--Registered
  Trademark-- Growth Index(15)  29.75     (5.11)     9.21          --
Lipper Large Cap Growth Fund
  Index(23)                     26.96     (5.53)     7.77          --
-------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 (1) A significant portion of Large Cap Basic Value's and Large Cap Growth's returns during certain periods prior to 2001 was attributable to its investments in IPOs. These investments had a magnified impact when each fund's asset base was relatively small. As each fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on each fund's total return. For additional information regarding the impact of IPO investments on each fund's performance, please see the "Financial Highlights" section of this prospectus.
 (2) Since Inception performance is only provided for a class with less than ten calendar years of performance.
 (3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. Each of Aggressive Growth, Blue Chip, Capital Development, Large Cap Basic Value and Mid Cap Growth has elected to use the S&P 500 Index as its broad-based index rather than the Russell 2500--Trademark-- Index, Russell 1000--Registered Trademark-- Index, Russell 2500--Trademark-- Index, Russell 1000--Registered Trademark-- Index and Standard & Poors Midcap 400 Index, respectively, because the S&P 500 Index is a more widely recognized gauge of U.S. stock market performance.
 (4) The fund has also included the Russell Midcap--Trademark-- Growth Index instead of the Russell 2500--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Mid Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.
 (5) The Russell 2500--Trademark-- Index measures the performance of the 2,500 smallest companies in the Russell 3000--Trademark-- Index and represents approximately 16% of the total market capitalization of the Russell 3000--Trademark-- Index. The Russell 3000--Trademark-- Index measures the performance of the 3,000 largest U.S. companies and is regarded as the standard for measuring the U.S. stock market.
 (6) The Russell 2500--Trademark-- Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.
 (7) The Lipper Mid Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid Cap Growth category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P MidCap 400 Index.
 (8) In addition, the Lipper Large Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer group.
 (9) The Russell 1000--Registered Trademark-- Index measures the performance of the 1,000 largest companies domiciled in the United States.
(10) The Lipper Large Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large Cap Core category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-growth value, compared to the S&P 500 Index.
(11) The fund has also included the Russell Midcap--Trademark-- Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Mid Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(12) The Russell Midcap--Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index. These stocks represent approximately 25% and the total market capitalization of the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index measures the performance of the 1,000 largest companies domiciled in the United States.
(13) The Lipper Mid Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid Cap Core category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P MidCap 400 Index.
(14) The S&P 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. Each of Charter, Constellation, Large Cap Growth and Weingarten has also included the Russell 1000--Registered Trademark-- Index, Russell 1000--Registered Trademark-- Growth Index, Russell 1000--Registered Trademark-- Growth Index and Russell 1000--Registered Trademark--Growth Index, respectively, which each fund believes more closely reflects the performance of the types of securities in which it invests. In addition, the Lipper Large Cap Core Fund Index, Lipper Multi Cap Growth Fund Index and Lipper Large Cap Growth Fund Index, respectively, (which may or may not include the fund) is included for comparison to a peer group.
(15) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those securities in the Russell 1000--Registered Trademark-- Index with a higher than average growth forecast.
(16) The Lipper Multi Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Multi Cap Growth category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The S&P SuperComposite 1500 Index is considered representative of the U.S. equity markets.
(17) The fund has also included the Russell 1000--Registered Trademark-- Value Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Large Cap Value Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(18) The Russell 1000--Registered Trademark-- Value Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with lower price-to-book ratios and lower forecasted growth values.
(19) The Lipper Large Cap Value Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large Cap Value category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have a below-average price-to-earnings ratio, price-to-book ratio and a three year sales-per-share growth value, compared to the S&P 500 Index.
(20) The fund has also included the Russell Midcap--Trademark-- Growth Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Mid Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(21) The Standard & Poor's MidCap 400 Index measures the performance of 400 domestic midcap companies and is a benchmark of midcap stock price movement in the U.S.
(22) The Russell Midcap--Trademark-- Growth Index measures the performance of those securities in the Russell Midcap--Trademark-- Index with a higher than average growth forecast. The Russell Midcap--Trademark--Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index measures the performance of the 1,000 largest companies domiciled in the United States.

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

(23) The Lipper Large Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large Cap Growth category. These funds typically invest in stocks with market capitalization greater than $5 billion at the time of the purchase and have an above-average price-to-earnings ratio, price to book ratio, and a three year sales-per-share growth value, compared to the S&P 500 Index.
(24) The average annual total return given is since the month end closest to the inception date of the fund.

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the funds.

SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------------------------------
(fees paid
directly from
your             AGGRESSIVE   BLUE   CAPITAL                                 LARGE CAP     LARGE CAP   MID CAP
investment)      GROWTH       CHIP   DEVELOPMENT   CHARTER   CONSTELLATION   BASIC VALUE   GROWTH      GROWTH    WEINGARTEN
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales
Charge (Load)
Imposed on
Purchases (as a
percentage of
offering price)     None      None      None        None         None           None         None       None        None

Maximum
Deferred Sales
Charge (Load)
(as a
percentage of
original
purchase price
or redemption
proceeds,
whichever is
less)               None      None      None        None         None           None         None       None        None
---------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(1)
---------------------------------------------------------------------------------------------------------------------------
(expenses that
are deducted
from fund        AGGRESSIVE   BLUE   CAPITAL                                 LARGE CAP     LARGE CAP   MID CAP
assets)          GROWTH       CHIP   DEVELOPMENT   CHARTER   CONSTELLATION   BASIC VALUE   GROWTH      GROWTH    WEINGARTEN
---------------------------------------------------------------------------------------------------------------------------
Management Fees    0.64%      0.64%     0.67%      0.63%        0.63%          0.60%        0.75%      0.80%       0.64%

Distribution
and/or Service
(12b-1) Fees        None      None      None        None         None           None         None       None        None

Other
Expenses()          0.07      0.13      0.58        0.16         0.13        0.24(4)       0.25(4)     0.29(4)      0.14

Total Annual
Fund Operating
Expenses(2)         0.71      0.77      1.25        0.79         0.76           0.84         1.00       1.09        0.78
Fee Waivers           --        --      0.38(3)       --           --             --           --         --          --
Net Expenses        0.71      0.77      0.87        0.79         0.76           0.84         1.00       1.09        0.78
---------------------------------------------------------------------------------------------------------------------------

(1) There is no guarantee that actual expenses will be the same as those shown in the table.
(2) The investment advisor has voluntarily agreed to waive a portion of the management fee on assets in excess of $5 billion. Total Annual Fund Operating Expenses net of this agreement are 0.75% for Constellation. Termination of this agreement requires approval by the Board of Trustees.
(3) The transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of average net assets of the Institutional Class. The expense limitation agreement is in effect through October 31, 2004.
(4) Other expenses of Large Cap Basic Value, Large Cap Growth and Mid Cap Growth are based on estimated average net assets for current fiscal year.

    You should also consider the effect of any account fees charged by the financial institution managing your account.

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                                                        $ 73       $227       $395      $  883
Blue Chip                                                                                  79        246        428         954
Capital Development                                                                        89        359        650       1,478
Charter                                                                                    81        252        439         978
Constellation                                                                              78        243        422         942
Large Cap Basic Value                                                                      86        268        466       1,037
Large Cap Growth                                                                          102        318        552       1,225
Mid Cap Growth                                                                            111        347        601       1,329
Weingarten                                                                                 80        249        433         966
---------------------------------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as each fund's investment advisor.
A I M Capital Management, Inc. (the subadvisor), a wholly owned subsidiary of the advisor, is each of Charter's, Constellation's and Weingarten's subadvisor and is responsible for its day-to-day management. Both the advisor and the subadvisor are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisors supervise all aspects of the funds' operations and provide investment advisory services to the funds, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the funds.

    The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1986. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the funds, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2003, the advisor received compensation from the funds at the following rates:

                                                                 ANNUAL RATE
                                                               (AS A PERCENTAGE
                                                               OF AVERAGE DAILY
                           FUND                                  NET ASSETS)
                           ----                                ----------------
Aggressive Growth                                               0.64%
Blue Chip                                                       0.64%
Capital Development                                             0.67%
Charter                                                         0.63%
Constellation                                                   0.62%
Large Cap Basic Value                                           0.60%
Large Cap Growth                                                0.75%
Mid Cap Growth                                                  0.80%
Weingarten                                                      0.64%

PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the management of each fund's portfolio are

AGGRESSIVE GROWTH

- Jay K. Rushin, (lead manager,) who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998.

- Karl Farmer, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998.

    They are assisted by the Mid Cap Growth Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

BLUE CHIP

- Monika H. Degan (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1995.

- Kirk L. Anderson, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/ or its affiliates since 1994.

    They are assisted by the Large Cap Growth Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

CAPITAL DEVELOPMENT

- Paul J. Rasplicka (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.

- Michael Chapman, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank. During part of 1999, he was a securities analyst with Gulf Investment Management. From 1995 to 1999, he was a portfolio manager with US Global Investors, Inc.

    They are assisted by the Small/Mid Cap Core Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

CHARTER

- Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1998.

    He is assisted by the Mid/Large Cap Core Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

CONSTELLATION

- Kenneth A. Zschappel (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1990.

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

- Christian A. Costanzo, Senior Portfolio Manager, who has bee responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1995.

- Robert J. Lloyd, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2000. From 1997 to 2000, he was a trader with American Electric Power.

- Bryan A. Unterhalter, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.

    They are assisted by the Multi Cap Growth Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

LARGE CAP BASIC VALUE

- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998.

- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999.

- Matthew W. Seinsheimer, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998.

- Michael J. Simon, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager for Luther King Capital Management.

    They are assisted by the Basic Value Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

LARGE CAP GROWTH

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Geoffrey V. Keeling, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.

- Robert L. Shoss, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.

    They are assisted by the Large Cap Growth Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

MID CAP GROWTH

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

- Jay K. Rushin (lead manager), Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998.

- Karl Farmer, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998.

    They are assisted by the Mid Cap Growth Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

WEINGARTEN

- Lanny H. Sachnowitz (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1987.

- James G. Birdsall, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.

- Monika H. Degan, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1995.

    They are assisted by the Large Cap Growth Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

    Effective May 1, 2004, Monika H. Degan will be removed from the members of the team who are primarily responsible for the management of the fund's portfolio.

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Each of the funds, except Blue Chip and Large Cap Basic Value, expects that its distributions, if any, will consist primarily of capital gains. Blue Chip and Large Cap Basic Value expect that their distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The funds generally declare and pay dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The funds generally distribute long-term and short-term capital gains, if any, annually.

SUITABILITY FOR INVESTORS

The Institutional Classes of the funds are intended for use by institutional investors. Shares of the Institutional Classes of the funds are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans; and the minimum initial investment requirement for all other investors for which the Institutional Classes of funds are available is $1 million.

    The Institutional Classes of funds are designed to be convenient and economical vehicles in which institutions can invest in a portfolio of equity securities. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

FUTURE LIMITED FUND OFFERING (AGGRESSIVE GROWTH)

Due to the sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund may limit public sales of its shares to certain investors.

    During closed periods, the fund may impose different standards for additional investments.

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

    [The information for the fiscal year ended October 31, 2003 and for the period ended October 31, 2002] has been audited by Ernst & Young LLP, whose report, along with each fund's financial statements, is included in each fund's annual report, which is available upon request.

    A significant portion of Large Cap Basic Value's and Large Cap Growth's returns were attributable to their investments in IPOs during certain fiscal years prior to 2001, including the fiscal year ended October 31, 2000, which had a magnified impact on the funds due to their relatively small asset base during those periods. As the funds' assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the funds' total return.

    As of the date of this prospectus Large Cap Basic Value's, Large Cap Growth's and Mid Cap Growth's Institutional Class had not yet commenced operations and therefore, financial information for the Institutional Class is not available.

                                                         AGGRESSIVE GROWTH --
                                                         INSTITUTIONAL CLASS
                                                  ----------------------------------
                                                                    MARCH 15, 2002
                                                                     (DATE SALES
                                                   YEAR ENDED       COMMENCED) TO
                                                  OCTOBER 31,        OCTOBER 31,
                                                      2003               2002
------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 7.32            $  9.53
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.03)(a)          (0.02)(a)
------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           1.79              (2.19)
====================================================================================
    Total from investment operations                   1.76              (2.21)
====================================================================================
Net asset value, end of period                       $ 9.08            $  7.32
____________________________________________________________________________________
====================================================================================
Total return(b)                                       24.04%            (23.19)%
____________________________________________________________________________________
====================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $2,589            $   138
____________________________________________________________________________________
====================================================================================
Ratio of expenses to average net assets                0.71%(c)           0.81%(d)
====================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (0.37)%(c)         (0.49)%(d)
____________________________________________________________________________________
====================================================================================
Portfolio turnover rate(e)                               78%                68%
____________________________________________________________________________________
====================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,401,489.
(d) Annualized.
(e) Not annualized for periods less than one year.

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                   BLUE CHIP -- INSTITUTIONAL CLASS
                                                  ----------------------------------
                                                                  MARCH 15, 2002
                                                                  (DATE SALES
                                                  YEAR ENDED       COMMENCED)
                                                  OCTOBER 31,     TO OCTOBER 31,
                                                    2003              2002
------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 9.26            $ 12.13
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                0.06               0.02(a)
------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           1.49              (2.89)
====================================================================================
    Total from investment operations                   1.55              (2.87)
====================================================================================
Net asset value, end of period                       $10.81            $  9.26
____________________________________________________________________________________
====================================================================================
Total return(b)                                       16.74%            (23.66)%
____________________________________________________________________________________
====================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $  136            $   160
____________________________________________________________________________________
====================================================================================
Ratio of expenses to average net assets                0.77%(c)           0.77%(d)
====================================================================================
Ratio of net investment income to average net
  assets                                               0.53%(c)           0.30%(d)
____________________________________________________________________________________
====================================================================================
Portfolio turnover rate(e)                               28%                28%
____________________________________________________________________________________
====================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $141,917.
(d) Annualized.
(e) Not annualized for periods less than one year.

                                                        CAPITAL DEVELOPMENT --
                                                         INSTITUTIONAL CLASS
                                                  ----------------------------------
                                                                    MARCH 15, 2002
                                                                     (DATE SALES
                                                   YEAR ENDED       COMMENCED) TO
                                                  OCTOBER 31,        OCTOBER 31,
                                                      2003               2002
------------------------------------------------------------------------------------
Net asset value, beginning of period                 $12.84            $ 17.25
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         0.01(a)            0.02(a)
------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           3.98              (4.43)
====================================================================================
    Total from investment operations                   3.99              (4.41)
====================================================================================
Net asset value, end of period                       $16.83            $ 12.84
____________________________________________________________________________________
====================================================================================
Total return(b)                                       31.08%            (25.57)%
____________________________________________________________________________________
====================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $   10            $     7
____________________________________________________________________________________
====================================================================================
Ratio of expenses to average net assets
  With fee waivers                                     0.87%(c)           0.84%(d)
------------------------------------------------------------------------------------
  Without fee waivers                                  1.25%(c)           0.99%(d)
====================================================================================
Ratio of net investment income to average net
  assets                                               0.10%(c)           0.25%(d)
____________________________________________________________________________________
====================================================================================
Portfolio turnover rate(e)                              101%               120%
____________________________________________________________________________________
====================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $8,217.
(d) Annualized.
(e) Not annualized for periods less than one year.

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                          CHARTER -- INSTITUTIONAL CLASS
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               2003         2002         2001       2000      1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.80       $10.67       $ 18.33    $17.33    $ 13.42
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.09(a)      0.06(b)       0.04      0.52       0.09
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.56        (0.93)        (6.82)     1.83       4.43
====================================================================================================================
    Total from investment operations                            1.65        (0.87)        (6.78)     2.35       4.52
====================================================================================================================
Less distributions:
  Dividends from net investment income                            --           --            --        --      (0.07)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --           --         (0.88)    (1.35)     (0.54)
====================================================================================================================
    Total distributions                                           --           --         (0.88)    (1.35)     (0.61)
====================================================================================================================
Net asset value, end of period                                $11.45       $ 9.80       $ 10.67    $18.33    $ 17.33
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                16.84%       (8.15)%      (38.46)%   14.02%     34.61%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,061       $1,457       $ 1,648    $3,234    $66,801
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                   0.79%(d)     0.79%         0.68%     0.66%      0.65%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                0.79%(d)     0.83%         0.69%     0.68%      0.67%
====================================================================================================================
Ratio of net investment income to average net assets            0.90%(d)     0.52%(b)      0.25%     0.20%      0.51%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                           28%         103%           78%       80%       107%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(d) Ratios are based on average daily net assets of $1,652,566.

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                         CONSTELLATION -- INSTITUTIONAL CLASS
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2003           2002        2001        2000        1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  18.40       $  21.00    $  45.55    $  36.01    $  27.25
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)(a)      (0.06)       0.01       (0.09)      (0.01)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.80          (2.54)     (17.14)      12.91        9.50
=========================================================================================================================
    Total from investment operations                              3.77          (2.60)     (17.13)      12.82        9.49
=========================================================================================================================
Less distributions from net realized gains                          --             --       (7.42)      (3.28)      (0.73)
=========================================================================================================================
Net asset value, end of period                                $  22.17       $  18.40    $  21.00    $  45.55    $  36.01
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  20.49%        (12.38)%    (42.80)%     37.14%      35.46%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $154,150       $122,746    $150,609    $288,097    $244,369
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                0.75%(c)       0.80%       0.65%       0.65%       0.64%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             0.76%(c)       0.81%       0.68%       0.68%       0.66%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.13)%(c)     (0.28)%      0.03%      (0.18)%     (0.04)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             47%            57%         75%         88%         62%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c) Ratios are based on average daily net assets of $132,069,108.

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

LARGE CAP BASIC VALUE

                                                                           CLASS A
                                               ---------------------------------------------------------------
                                                                                                 JUNE 30, 1999
                                                                                                     (DATE
                                                                                                  OPERATIONS
                                                           YEAR ENDED OCTOBER 31,                COMMENCED) TO
                                               ----------------------------------------------     OCTOBER 31,
                                                 2003             2002       2001       2000         1999
Net asset value, beginning of period           $   9.20          $ 10.94    $ 12.05    $ 9.40       $10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.00)(a)         0.01(a)    0.02(a)   0.07(a)      0.03
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       2.19            (1.75)     (1.07)     2.88        (0.63)
==============================================================================================================
    Total from investment operations               2.19            (1.74)     (1.05)     2.95        (0.60)
==============================================================================================================
Less distributions:
  Dividends from net investment income               --               --      (0.04)    (0.18)          --
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              --               --      (0.02)    (0.12)          --
==============================================================================================================
    Total distributions                              --               --      (0.06)    (0.30)          --
==============================================================================================================
Net asset value, end of period                 $  11.39          $  9.20    $ 10.94    $12.05       $ 9.40
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                   23.80%          (15.90)%    (8.74)%   32.21%       (6.00)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $121,980          $94,387    $68,676    $5,888       $1,153
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                 1.42%(c)         1.38%      1.27%     1.25%        1.25%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers                              1.42%(c)         1.38%      1.36%     8.21%       10.02%(d)
==============================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (0.01)%(c)        0.11%      0.17%     0.62%        0.87%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                           41%              37%        18%       57%          10%
______________________________________________________________________________________________________________
==============================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $108,120,752.
(d) Annualized.
(e) Not annualized for periods less than one year.

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

LARGE CAP GROWTH

                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                                                                                  MARCH 1, 1999
                                                                                                                 (DATE OPERATIONS
                                                                    YEAR ENDED OCTOBER 31,                        COMMENCED) TO
                                                     -----------------------------------------------------         OCTOBER 31,
                                                       2003           2002           2001           2000               1999
                                                     --------       --------       --------       --------       ----------------
Net asset value, beginning of period                 $   7.37       $   8.82       $  17.74       $  11.29            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.08)(a)      (0.09)(a)      (0.08)(a)      (0.15)(a)         (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      1.59          (1.36)         (8.84)          6.60              1.33
=================================================================================================================================
    Total from investment operations                     1.51          (1.45)         (8.92)          6.45              1.29
=================================================================================================================================
Net asset value, end of period                       $   8.88       $   7.37       $   8.82       $  17.74            $11.29
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         20.49%        (16.44)%       (50.28)%        57.13%            13.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $154,052       $105,320       $138,269       $225,255            $7,785
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                  1.82%(c)       1.70%          1.57%          1.58%             1.53%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            (1.01)%(c)     (1.01)%        (0.72)%        (0.82)%           (0.59)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                123%           111%           124%           113%               21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $118,913,817.
(d) Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.63% (annualized).
(f) Not annualized for periods less than one year.

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

MID CAP GROWTH

                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                                                             NOVEMBER 1,
                                                                                                                 1999
                                                                                                           (DATE OPERATIONS
                                                                     YEAR ENDED OCTOBER 31,                 COMMENCED) TO
                                                              -------------------------------------          OCTOBER 31,
                                                                2003          2002           2001                2000
                                                              --------       -------        -------        ----------------
Net asset value, beginning of period                          $   6.54       $  8.58        $ 14.38            $  10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)(a)     (0.13)(a)      (0.11)(a)           (0.12)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.49         (1.91)         (5.69)               4.50
===========================================================================================================================
    Total from investment operations                              2.38         (2.04)         (5.80)               4.38
===========================================================================================================================
Net asset value, end of period                                $   8.92       $  6.54        $  8.58            $  14.38
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                  36.39%       (23.78)%       (40.33)%             43.80%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $108,436       $63,463        $94,457            $114,913
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           1.90%(c)      1.83%          1.65%               1.63%(d)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.42)%(c)    (1.49)%        (1.06)%             (0.76)%(d)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(e)                                         211%          185%           173%                183%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $81,128,932.
(d) Annualized.
(e) Not annualized for periods less than one year.

       -----------------------------------------------------------------
       AIM AGGRESSIVE GROWTH - BLUE CHIP - CAPITAL DEVELOPMENT - CHARTER
           - CONSTELLATION - LARGE CAP BASIC VALUE - LARGE CAP GROWTH
                      - MID CAP GROWTH - WEINGARTEN FUNDS
       -----------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                           WEINGARTEN -- INSTITUTIONAL CLASS
                                                             --------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                             --------------------------------------------------------------
                                                              2003           2002         2001         2000          1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 9.91         $ 13.16      $ 29.00      $ 28.96      $  22.18
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 0.00           (0.01)(a)    (0.01)       (0.06)(a)      0.02
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                2.29           (3.24)      (12.29)        3.29          8.32
===========================================================================================================================
    Total from investment operations                           2.29           (3.25)      (12.30)        3.23          8.34
===========================================================================================================================
Less distributions:
  Dividends from net investment income                           --              --           --           --         (0.10)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          --              --        (3.54)       (3.19)        (1.46)
===========================================================================================================================
    Total distributions                                          --              --        (3.54)       (3.19)        (1.56)
===========================================================================================================================
Net asset value, end of period                               $12.20         $  9.91      $ 13.16      $ 29.00      $  28.96
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                               23.11%         (24.70)%     (47.11)%      11.07%        39.20%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $2,213         $ 1,883      $ 7,667      $18,634      $114,076
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             0.78%(c)        0.82%        0.69%        0.64%         0.63%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          0.78%(c)        0.82%        0.70%        0.68%         0.68%
===========================================================================================================================
Ratio of net investment income (loss) to average net assets    0.01%(c)       (0.12)%      (0.04)%      (0.04)%        0.02%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                         111%            217%         240%         145%          124%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(c) Ratios are based on average daily net assets of $1,901,891.

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the Institutional Classes of the AIM funds.

SHARES SOLD WITHOUT SALES CHARGES

You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class of shares.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM fund Institutional Class accounts are as follows:

                                                                INITIAL      ADDITIONAL
TYPE OF ACCOUNT                                               INVESTMENTS    INVESTMENTS
----------------------------------------------------------------------------------------
Defined Benefit Plans or Platform Sponsors for Defined
Contribution Plans                                            $        0     no minimum
Banks acting in a fiduciary or similar capacity, Collective
and Common Trust Funds, Banks and Broker-Dealers acting for
their own account or Foundations and Endowments                1 million     no minimum
Defined Contribution Plans (Corporate, Non-profit or
Governmental)                                                 10 million     no minimum
----------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                    OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant      Contact your financial consultant.            Same
                                    The financial consultant should mail your
                                    completed account application to the
                                    transfer agent,
                                    AIM Investment Services, Inc.,
                                    P.O. Box 0843,
                                    Houston, TX 77210-0843.
                                    The financial consultant should call the
                                    transfer agent at (800) 659-1005 to
                                    receive a reference number.
                                    Then, use the following wire instructions:
                                    Beneficiary Bank
                                    ABA/Routing #: 113000609
                                    Beneficiary Account Number: 00100366732
                                    Beneficiary Account Name: AIM Investment
                                    Services, Inc.
                                    RFB: Fund Name, Reference #
                                    OBI: Your Name, Account #
By Telephone                        Open your account as described above.         Call the transfer agent at (800) 659-1005
                                                                                  and wire payment for your purchase order
                                                                                  in accordance with the wire instructions
                                                                                  noted above.
----------------------------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in the same AIM fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM fund.

INSTCL--04/04

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant         Contact your financial consultant.
                                       Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial intermediary's call before the close of the
                                       customary trading session of the New York Stock Exchange
                                       (NYSE) on days the NYSE is open for business in order to
                                       effect the redemption at the day's closing price.

By Telephone                           A person who has been authorized in the account application to effect transactions may make redemptions by telephone.
                                       You must call the transfer agent before the close of the
                                       customary trading session of the NYSE on days the NYSE is
                                       open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after we accept your request to redeem.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTIONS BY THE AIM FUNDS
If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.
--------------------------------------------------------------------------------

 EACH AIM AND INVESCO FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM OR INVESCO FUND; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

REDEMPTIONS IN KIND
Although the AIM funds and the INVESCO funds generally intend to pay redemption proceeds solely in cash, the AIM funds and the INVESCO funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

    The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.
                                                                   INSTCL--04/04

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------


    Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day.

TIMING OF ORDERS
You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM and/or INVESCO fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

INSTCL--04/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

If you have questions about this fund, another fund in The AIM Family of Funds--registered trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77210-4739

BY TELEPHONE:          (800) 347-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

You can also review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Aggressive Growth Fund
   AIM Blue Chip Fund
   AIM Capital Development Fund
   AIM Charter Fund
   AIM Constellation Fund
   AIM Large Cap Basic Value Fund
   AIM Large Cap Growth Fund
   AIM Mid Cap Growth Fund
   AIM Weingarten Fund
   SEC 1940 Act file number: 811-1424

----------------------------------------

AIMinvestments.com     AEF-PRO-1


                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                AIM EQUITY FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919


                                   ----------




THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE INSTITUTIONAL CLASS SHARES OF EACH PORTFOLIO (EACH A "FUND", COLLECTIVELY THE "FUNDS") OF AIM EQUITY FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INSTITUTIONAL CLASS SHARES OF THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF THE PROSPECTUS FOR THE FUNDS LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246


                                   ----------



   THIS STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 30, 2004, RELATES TO
            THE FOLLOWING PROSPECTUS FOR THE PORTFOLIOS NAMED BELOW:


                       FUND                                        DATED
                       ----                                        -----
AIM AGGRESSIVE GROWTH FUND - INSTITUTIONAL CLASS               APRIL 30, 2004
AIM BLUE CHIP FUND - INSTITUTIONAL CLASS                       APRIL 30, 2004
AIM CAPITAL DEVELOPMENT FUND - INSTITUTIONAL CLASS             APRIL 30, 2004
AIM CHARTER FUND - INSTITUTIONAL CLASS                         APRIL 30, 2004
AIM CONSTELLATION FUND - INSTITUTIONAL CLASS                   APRIL 30, 2004
AIM LARGE CAP BASIC VALUE FUND - INSTITUTIONAL CLASS           APRIL 30, 2004
AIM LARGE CAP GROWTH FUND - INSTITUTIONAL CLASS                APRIL 30, 2004
AIM MID CAP GROWTH FUND - INSTITUTIONAL CLASS                  APRIL 30, 2004
AIM WEINGARTEN FUND - INSTITUTIONAL CLASS                      APRIL 30, 2004

                                AIM EQUITY FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                               PAGE
GENERAL INFORMATION ABOUT THE TRUST...............................................................................1
         Fund History.............................................................................................1
         Shares of Beneficial Interest............................................................................1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS..........................................................3
         Classification...........................................................................................3
         Investment Strategies and Risks..........................................................................3
                  Equity Investments..............................................................................8
                  Foreign Investments.............................................................................8
                  Debt Investments...............................................................................10
                  Other Investments..............................................................................11
                  Investment Techniques..........................................................................11
                  Derivatives....................................................................................16
                  Additional Securities or Investment Techniques.................................................22
         Fund Policies...........................................................................................22
         Temporary Defensive Positions...........................................................................25

MANAGEMENT OF THE TRUST..........................................................................................25
         Board of Trustees.......................................................................................25
         Management Information..................................................................................25
                  Trustee Ownership of Fund Shares...............................................................26
                  Factors Considered in Approving the Investment Advisory Agreement..............................26
         Compensation............................................................................................27
                  Retirement Plan For Trustees...................................................................27
                  Deferred Compensation Agreements...............................................................28
                  Purchases of Class A Shares of the Funds at Net Asset Value....................................28
         Codes of Ethics.........................................................................................28
         Proxy Voting Policies...................................................................................28

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................29

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................29
         Investment Advisor......................................................................................29
         Investment Sub-Advisor..................................................................................30
         Service Agreements......................................................................................31
         Other Service Providers.................................................................................31

BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................32
         Brokerage Transactions..................................................................................32
         Commissions.............................................................................................33
         Brokerage Selection.....................................................................................33
         Directed Brokerage (Research Services)..................................................................34
         Regular Brokers or Dealers..............................................................................34
         Allocation of Portfolio Transactions....................................................................34
         Allocation of Initial Public Offering ("IPO") Transactions..............................................35

PURCHASE, REDEMPTION AND PRICING OF SHARES.......................................................................35
         Purchase and Redemption of Shares.......................................................................35
         Redemptions by the Funds................................................................................36
         Offering Price..........................................................................................36
         Redemption In Kind......................................................................................37
         Backup Withholding......................................................................................38

                                                                                                               PAGE
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................39
         Dividends and Distributions.............................................................................39
         Tax Matters.............................................................................................39

DISTRIBUTION OF SECURITIES.......................................................................................46
         Distributor.............................................................................................46

CALCULATION OF PERFORMANCE DATA..................................................................................46

PENDING LITIGATION...............................................................................................51

APPENDICES:

RATINGS OF DEBT SECURITIES......................................................................................A-1

TRUSTEES AND OFFICERS...........................................................................................B-1

TRUSTEE COMPENSATION TABLE......................................................................................C-1

PROXY VOTING POLICIES...........................................................................................D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................E-1

MANAGEMENT FEES.................................................................................................F-1

ADMINISTRATIVE SERVICES FEES....................................................................................G-1

BROKERAGE COMMISSIONS...........................................................................................H-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF

REGULAR BROKERS OR DEALERS......................................................................................I-1

PERFORMANCE DATA................................................................................................J-1

PENDING LITIGATION..............................................................................................K-1

FINANCIAL STATEMENTS.............................................................................................FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

         AIM Equity Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of fifteen separate portfolios: AIM Aggressive Growth Fund, AIM Basic Value II Fund (which is not currently offered to the public), AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Core Strategies Fund (which is not currently offered to the public), AIM Dent Demographic Trends Fund, AIM Emerging Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Core Equity Fund, AIM Large Cap Growth Fund, AIM Mid Cap Growth Fund, AIM U.S. Growth Fund (which is not currently offered to the public) and AIM Weingarten Fund, (each a "Fund" and collectively, the "Funds"). Under an Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         The Trust was originally organized on May 19, 1988 as a Maryland corporation. The Trust reorganized as a Delaware business trust on June 21, 2000. The following Funds were included in the reorganization: AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Dent Demographic Trends Fund, AIM Emerging Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Mid Cap Growth Fund and AIM Weingarten Fund. All historical and other information contained in this Statement of Additional Information for periods prior to June 21, 2000 relating to the Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). AIM Basic Value II Fund, AIM Core Strategies Fund, AIM Diversified Dividend Fund and AIM U.S. Growth Fund, commenced operations as series of the Trust. Prior to May 2, 2003, AIM Diversified Dividend Fund was known as AIM Large Cap Core Equity Fund.

SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board.

         Each Fund (as defined herein) offers separate classes of shares as follows:


                                                                                           INSTITUTIONAL   INVESTOR
                 FUND                       CLASS A     CLASS B     CLASS C     CLASS R        CLASS         CLASS
                 ----                       -------     -------     -------     -------    -------------   --------
AIM Aggressive Growth Fund                     X           X           X           X             X
AIM Basic Value II Fund                        X           X           X
AIM Blue Chip Fund                             X           X           X           X             X             X
AIM Capital Development Fund                   X           X           X           X             X
AIM Charter Fund                               X           X           X           X             X
AIM Constellation Fund                         X           X           X           X             X
AIM Core Strategies Fund                       X           X           X
AIM Dent Demographic Trends Fund               X           X           X
AIM Diversified Dividend Fund                  X           X           X
AIM Emerging Growth Fund                       X           X           X
AIM Large Cap Basic Value Fund                 X           X           X           X             X             X
AIM Large Cap Growth Fund                      X           X           X           X             X             X
AIM Mid Cap Growth Fund                        X           X           X           X             X
AIM U.S. Growth Fund                           X           X           X
AIM Weingarten Fund                            X           X           X           X             X

         This Statement of Additional Information relates solely to the Institutional Classes of these nine Funds.

         Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Each share of a Fund has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. Each of the Funds is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds--Registered Trademark--. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                AIM EQUITY FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

  FUND
----------                                        AIM                                 AIM          AIM        AIM
SECURITY/                 AIM         AIM       CAPITAL      AIM        AIM        LARGE CAP     LARGE CAP   MID CAP      AIM
INVESTMENT            AGGRESSIVE   BLUE CHIP  DEVELOPMENT  CHARTER  CONSTELLATION  BASIC VALUE    GROWTH     GROWTH    WEINGARTEN
TECHNIQUE             GROWTH FUND    FUND        FUND        FUND       FUND          FUND         FUND       FUND        FUND
----------            -----------  ---------  -----------  -------  -------------  -----------   ---------   -------   ----------
                                                                 EQUITY INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
Common Stock               X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Preferred Stock            X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Convertible
Securities                 X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Alternative Entity
Securities                 X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
                                                                 FOREIGN INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
Foreign Securities         X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Foreign Government
Obligations                X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Foreign Exchange
Transactions               X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
                                                      DEBT INVESTMENTS FOR EQUITY FUNDS
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Obligations                X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets              X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Investment Grade
Corporate Debt
Obligations                X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Junk Bonds
---------------------------------------------------------------------------------------------------------------------------------
                                                                  OTHER INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
REITs                      X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Other Investment
Companies                  X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Defaulted Securities
---------------------------------------------------------------------------------------------------------------------------------
Municipal Forward
Contracts
---------------------------------------------------------------------------------------------------------------------------------

  FUND
----------                                        AIM                                 AIM          AIM        AIM
SECURITY/                 AIM         AIM       CAPITAL      AIM        AIM        LARGE CAP     LARGE CAP   MID CAP      AIM
INVESTMENT            AGGRESSIVE   BLUE CHIP  DEVELOPMENT  CHARTER  CONSTELLATION  BASIC VALUE    GROWTH     GROWTH    WEINGARTEN
TECHNIQUE             GROWTH FUND    FUND        FUND        FUND       FUND          FUND         FUND       FUND        FUND
----------            -----------  ---------  -----------  -------  -------------  -----------   ---------   -------   ----------
Variable or
Floating Rate
Instruments
---------------------------------------------------------------------------------------------------------------------------------
Indexed Securities
---------------------------------------------------------------------------------------------------------------------------------
Zero-Coupon and
Pay-in-Kind
Securities
---------------------------------------------------------------------------------------------------------------------------------
Synthetic Municipal
Instruments
---------------------------------------------------------------------------------------------------------------------------------
                                                                INVESTMENT TECHNIQUES
---------------------------------------------------------------------------------------------------------------------------------
Delayed Delivery
Transactions               X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
When-Issued
Securities                 X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Short Sales                X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Margin Transactions                                                                     X            X          X
---------------------------------------------------------------------------------------------------------------------------------
Swap Agreements            X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Interfund Loans            X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Borrowing                  X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Lending Portfolio
Securities                 X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Repurchase
Agreements                 X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase
Agreements                                                    X                         X                       X
---------------------------------------------------------------------------------------------------------------------------------
Dollar Rolls                                                                            X            X          X
---------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities        X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Rule 144A Securities       X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Unseasoned Issuers                                            X                         X                       X
---------------------------------------------------------------------------------------------------------------------------------

  FUND
----------                                        AIM                                 AIM          AIM        AIM
SECURITY/                 AIM         AIM       CAPITAL      AIM        AIM        LARGE CAP     LARGE CAP   MID CAP      AIM
INVESTMENT            AGGRESSIVE   BLUE CHIP  DEVELOPMENT  CHARTER  CONSTELLATION  BASIC VALUE    GROWTH     GROWTH    WEINGARTEN
TECHNIQUE             GROWTH FUND    FUND        FUND        FUND       FUND          FUND         FUND       FUND        FUND
----------            -----------  ---------  -----------  -------  -------------  -----------   ---------   -------   ----------
Sale of Money
Market Securities
---------------------------------------------------------------------------------------------------------------------------------
Standby Commitments
---------------------------------------------------------------------------------------------------------------------------------
                                                                     DERIVATIVES
---------------------------------------------------------------------------------------------------------------------------------
Equity-Linked
Derivatives                X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Put Options                X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Call Options               X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Straddles                  X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Warrants                   X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Futures Contracts
and Options on
Futures Contracts          X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Forward Currency
Contracts                  X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
Cover                      X           X           X          X           X             X            X          X           X
---------------------------------------------------------------------------------------------------------------------------------
                                                   ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES
---------------------------------------------------------------------------------------------------------------------------------
Special Situations                                                        X
---------------------------------------------------------------------------------------------------------------------------------

Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund. AIM Blue Chip Fund does not intend to invest more than 10% of its total assets in convertible securities.

         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

         Each Fund may invest up to 25% of its total assets in foreign securities, except that each of AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund may invest up to 20% of its total assets in foreign securities.

         Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the

U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         Risks of Developing Countries. Each Fund may invest up to 5% of its total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments.

         FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds."

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its total assets to foreign exchange hedges as it can invest in foreign securities.

         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, and municipal obligations).

         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate. AIM Blue Chip Fund will not invest in non-convertible corporate debt securities rated below investment grade by Standard and Poor's Ratings Services ("S&P") and Moody's Investors Service ("Moody's") or in unrated non-convertible corporate debt securities believed by the Funds' investment advisor to be below investment grade quality.

         Descriptions of debt securities ratings are found in Appendix A.

Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest basis rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique except for AIM Constellation Fund.

         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

         A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

         MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other Funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

         BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         AIM Charter Fund may enter into repurchase agreements (at any time up to 50% of its total net assets), using only U.S. Government securities, for the sole purpose of increasing its yield on idle cash.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, under the 1933 Act, and thus may or may not constitute illiquid securities.

         Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers;
(iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

         The Funds may each invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, if a Fund writes options, it may be required to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

         Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

         A Fund may write a put option without owning the underlying security if it covers the option as described in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Pursuant to federal securities rules and regulations, if a Fund writes index options, it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         STRADDLES. The Funds, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Funds' overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" a Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

         SPECIAL SITUATIONS. AIM Constellation Fund may invest in "special situations." A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimated period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than in ordinary investment securities.

FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM and certain Funds' sub-advisors must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other AIM Funds, subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. Other than AIM Constellation Fund, the Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. AIM Constellation Fund may not purchase additional securities when any borrowings from an AIM Advised Fund are outstanding. Each other Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

         ADDITIONAL NON-FUNDAMENTAL POLICIES.  As non-fundamental policies:

         (1) AIM Blue Chip Fund normally invests at least 80% of its assets in securities of blue chip companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The amount AIM Constellation Fund may borrow will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of AIM Constellation Fund's assets should fail to meet the 300% asset coverage requirement, the Fund will, within three days, reduce its borrowings to the extent necessary. AIM Constellation Fund may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so. Any investment gains made by AIM Constellation Fund with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of AIM Constellation Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by AIM Constellation Fund, the net asset value of AIM Constellation Fund will decrease faster than would otherwise be the case. This speculative factor is known as "leveraging."

         (3) AIM Mid Cap Growth Fund normally invests at least 80% of its assets in securities of mid-capitalization companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (4) AIM Large Cap Basic Value Fund normally invests at least 80% of its assets in securities of large-capitalization companies that offer potential for capital growth, and may offer potential for current income. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (5) AIM Large Cap Growth Fund normally invests at least 80% of its assets in securities of large-capitalization companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt obligations. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.


                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them is set forth in Appendix B.

         The standing committees of the Board are the Audit Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Committee Relating to Market Timing.

         The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between the Funds' management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) assisting the Board's oversight of each Fund's compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by Section 10A of the Securities Exchange Act of 1934, pre-approving all permissible non-audit services that are provided to each Fund by its independent auditors; (vi) pre-approving, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund's independent auditors to each Fund's investment advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, preparing an audit committee report for inclusion in each Fund's annual proxy statement. During the fiscal year ended October 31, 2003, the Audit Committee held seven meetings.

         The members of the Governance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden, Jack M. Fields (Vice Chair), Gerald J. Lewis and Louis S Sklar. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Trust for election or appointment:
(a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Trust at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the

Valuation Committee, and to nominate persons for appointment as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Trust.

         The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended October 31, 2003, the Governance Committee held five meetings.

         Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

         The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Vice Chair), Bunch, Crockett, Dowden (Chair), Dunn, Fields, Lewis, Pennock, Sklar and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration. During the fiscal year ended October 31, 2003, the Investment Committee held four meetings.

         The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee meets on an ad hoc basis when the Board is not available to review matters related to valuation. During the fiscal year ended October 31, 2003, the Valuation Committee held one meeting.

         The members of the Special Committee Relating to Market Timing Issues are Messrs. Crockett, Dowden, Dunn, and Lewis (Chair). The purpose of the Special Committee Relating to Market Timing Issues is to remain informed on matters relating to alleged excessive short term trading in shares of the Funds ("market timing") and to provide guidance to special counsel for the independent trustees on market timing issues and related matters between meetings of the independent trustees. During the fiscal year ended October 31, 2003, the Special Committee Relating to Market Timing issues did not meet.

Trustee Ownership of Fund Shares

         The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement

         The advisory agreement with AIM (the "Advisory Agreement") was re-approved by the Funds' Board at a meeting held on May 13-14, 2003. In evaluating the fairness and reasonableness of the Advisory Agreement, the Board of Trustees considered a variety of factors for each Fund, including: the requirements of each Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of each Fund's investment performance, if applicable, and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of its assets and in relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and AIM.

         In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and their respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

         After consideration of these factors, the Board found that with respect to each Fund: (i) the services provided to the Fund and its shareholders were adequate; (ii) the Advisory Agreement was fair and reasonable under the circumstances; and (iii) the fees payable under the Advisory Agreement would have been obtained through arm's length negotiations. The Board therefore concluded the Advisory Agreement was in the best interests of each Fund and its shareholders and approved the Advisory Agreement.

COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Information regarding compensation paid or accrued for each trustee of the Trust who is not affiliated with AIM during the year ended December 31, 2003 is found in Appendix C.

Retirement Plan For Trustees

         The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchases of Class A Shares of the Funds at Net Asset Value

         The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution.

CODES OF ETHICS

         AIM, the Trust A I M Distributors, Inc. ("AIM Distributors") and A I M Capital Management, Inc. (the "Sub-Advisor") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

         The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Fund's investment advisor. The investment advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix D.

         Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

         AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believes to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Master Investment Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to the Master Investment Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:

        FUND NAME                              NET ASSETS               ANNUAL RATE
        ---------                              ----------               -----------
AIM Aggressive Growth Fund          First $150 million                    0.80%

                                    Amount over $150 million             0.625%
------------------------------------------------------------------------------------
AIM Blue Chip Fund*                 First $350 million                    0.75%

AIM Capital Development Fund        Amount over $350 million             0.625%
------------------------------------------------------------------------------------
AIM Charter Fund*                   First $30 million                     1.00%

AIM Constellation Fund*             Next $120 million                     0.75%

                                    Amount over $150 million             0.625%
------------------------------------------------------------------------------------
AIM Large Cap Basic Value Fund      First $1 billion                      0.60%

                                    Over $1 billion to and including
                                    $2 billion                           0.575%

                                    Over $2 billion                       0.55%
------------------------------------------------------------------------------------
AIM Large Cap Growth Fund           First $1 billion                      0.75

                                    Over $1 billion to and including
                                    $2 billion                            0.70%

                                    Over $2 billion                      0.625%
------------------------------------------------------------------------------------
AIM Mid Cap Growth Fund             First $1 billion                      0.80%

                                    Over $1 billion                       0.75%
------------------------------------------------------------------------------------
AIM Weingarten Fund*                First $30 million                     1.00%

                                    Next $320 million                     0.75%

                                    Amount over $350 million             0.625%

* See currently effective fee disclosure below.

         AIM has voluntarily agreed to waive advisory fees payable by AIM Constellation Fund in an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Termination of this agreement requires approval by the Board.

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's Investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Funds and Their Investments and Risks - "Investment Strategies and Risks - Other Investments - Other Investment Companies."

INVESTMENT SUB-ADVISOR

         AIM has entered into a Master Sub-Advisory Contract with A I M Capital Management, Inc. ("AIM Capital") to provide investment sub-advisory services to AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund. AIM Capital is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). AIM Capital is a wholly owned subsidiary of AIM.

         For the services to be rendered by AIM Capital under its Master Sub-Advisory Contract, AIM will pay to AIM Capital a fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 50% of AIM's compensation of the sub-advised assets per year, for each of the AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund.

         The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended October 31 are found in Appendix F.

          SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

          AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by each Fund for the last three fiscal years ended October 31 are found in Appendix G.

OTHER SERVICE PROVIDERS

         TRANSFER AGENT. AIM Investment Services, Inc., formerly, A I M Fund Services, Inc., ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

         The Transfer Agency and Service Agreement between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AIS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AIS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

         It is anticipated that most investors will perform their own subaccounting. AIS has contractually agreed to limit transfer agent fees to 0.10% of average net assets of the Institutional Class with respect to AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund. The expense limitation agreement is in effect through December 31, 2004.

         CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 100 Church Street, New York, New York 10286, also serves as sub-custodian to facilitate cash management.

         The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board has selected Ernst & Young LLP, 1401 McKinney, Suite 1200, Houston, Texas 77010, as the independent public accountants to audit the financial statements of the Funds.

         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         The Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

         AIM and/or the Sub-Advisor makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         Brokerage commissions paid by each of the Funds during the last three fiscal years ended October 31, 2001 are found in Appendix H.

COMMISSIONS

         During the last three fiscal years ended October 31, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include providing electronic communications of trade information, providing custody services, as well as providing equipment used to communicate research information and providing specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, arranging meetings with management of companies, and providing access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to provide a more in-depth analysis of a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

         Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended October 31, 2003 are found in Appendix I.

REGULAR BROKERS OR DEALERS

         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended October 31, 2003 is found in Appendix I.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

         Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund and account will be placed in one of four tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the four tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. In addition, Incubator Funds, as described in AIM's Incubator and New Fund Investment Policy, and any other AIM Fund which has more than 5% of its outstanding shares owned by AIM or one of its affiliates, officers, directors or employees, will each be limited to a 40 basis point allocation only. Such allocations will be allocated to the nearest share round lot that approximates 40 basis points.

         When any AIM Funds and/or accounts with substantially identical investment objectives and policies participate in IPOs, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest participating AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such IPO transactions will be the same for each AIM Fund and account.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

         Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to AIM Investment Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to AIS.

         Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give AIS all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

         A financial intermediary may submit a written request to AIS for correction of transactions involving Fund shares. If AIS agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.

         An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.

         Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to AIS, an investor may change the bank account designated to receive redemption proceeds. AIS may request additional documentation.

         AIS may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

         Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with AIM Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts within such plans.

REDEMPTIONS BY THE FUNDS

         If the Funds determine that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the Funds may, at their discretion, redeem the account and distribute the proceeds to you.

         Additional information regarding purchases and redemptions is located in the Funds' prospectus, under the headings "Purchasing Shares" and "Redeeming Shares."

ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

         Shares of the Institutional Class of a Fund are offered at net asset value.

Calculation of Net Asset Value

         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of a Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

         Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). A Fund may make a redemption in kind, for instance, if a cash redemption would disrupt its operations or performance. Securities delivered as payment in redemptions in kind will be valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. If a Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund;

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

                  It is the present policy of each Fund to declare and pay annually net investment income dividends and capital gain distributions. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gain. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital loss, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in Institutional Class shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

         Distributions paid by a Fund, other than daily dividends, have the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income tax.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gain from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction (to the extent discussed below) in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the

Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss . In certain cases, a Fund may make an election to treat such gain or loss as capital.

         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

          Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

         PFIC INVESTMENTS. Those Funds that are permitted to invest in foreign equity securities may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

          The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a noncorporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by a Fund that do not constitute earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

          If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

          If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

          Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on April 30, 2004. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


                           DISTRIBUTION OF SECURITIES

DISTRIBUTOR

         The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         The Trust (on behalf of the Institutional Classes) or AIM Distributors may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.

         AIM Distributors may, from time to time at its expense, pay a bonus or other consideration or incentive to dealers or banks. The total amount of such additional bonus payments or other consideration shall not exceed 0.10% of the public offering price of the shares sold or of average daily net assets of the Funds attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T) =ERV

Where           P       =    a hypothetical initial payment of $1,000;

                T       =    average annual total return (assuming the
                             applicable maximum sales load is deducted at the beginning of the one, five, or ten year periods);

                n       =    number of years; and

                ERV     =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the one, five, or ten year periods (or fractional portion of such period).

         The average annual total returns for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix J.

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

Where           P      =   a hypothetical initial payment of $1,000;

                U      =   average annual total return assuming payment of
                           only a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period;

                n      =   number of years; and

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where           P      =   a hypothetical initial payment of $1,000;

                V      =   cumulative total return assuming payment of all of,
                           a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period; and

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         The cumulative total returns for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix J.

Average Annual Total Return (After Taxes on Distributions) Quotation

         A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:

                                       n
                                 P(1+T)  = ATV
                                              D

Where           P      =   a hypothetical initial payment of $1,000;

                T      =   average annual total return (after taxes on
                           distributions);

                N      =   number of years; and

                ATV    =   ending value of a hypothetical $1,000 payment made
                   D       at the beginning of the one, five, or ten year
                           periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

         Standardized average annual total return (after taxes on distributions) for Institutional Class shares does not reflect a deduction of any sales charges since that class is sold and redeemed at net asset value.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Institutional Class shares for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix J.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

         A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                       n
                                 P(1+T)  = ATV
                                              DR

Where           P      =   a hypothetical initial payment of $1,000;

                T      =   average annual total return (after taxes on
                           distributions and redemption);

                N      =   number of years; and

                ATV    =   ending value of a hypothetical $1,000 payment made at
                   DR      the beginning of the one, five, or ten year periods
                           (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

         Standardized average annual total return (after taxes on distributions and redemption) for Institutional Class shares does not reflect a deduction of any sales charges since that class is sold and redeemed at net asset value.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

         The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Institutional Class shares for the one, five and ten year periods (or since inception if less than 10 years) ended October 31, are found in Appendix J.

Performance Information

         All advertisements for the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data for such classes does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         Certain Funds may participate in the IPO market in some market cycles. Because of these Funds' small asset bases, any investment the Funds may make in IPOs may significantly affect these Funds' total returns. As the Funds' assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Funds' total returns.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:


Advertising Age               Financial World               Nation's Business
Barron's                      Forbes                        New York Times
Best's Review                 Fortune                       Pension World
Bloomberg                     Hartford Courant Inc.         Pensions & Investments
Broker World                  Institutional Investor        Personal Investor
Business Week                 Insurance Forum               Philadelphia Inquirer
Changing Times                Insurance Week                The Bond Buyer
Christian Science Monitor     Investor's Business Daily     USA Today
Consumer Reports              Journal of the American       U.S. News & World Report
Economist                       Society of CLU & ChFC       Wall Street Journal
FACS of the Week              Kiplinger Letter              Washington Post
Financial Planning            Money                         CNN
Financial Product News        Mutual Fund Forecaster        CNBC
Financial Services Week                                     PBS

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

Bank Rate Monitor             Morningstar, Inc.
Bloomberg                     Standard & Poors
FactSet Data Systems          Strategic Insight
Lipper, Inc.                  Thompson Financial

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

Lipper Large Cap Core Fund Index                     Russell 1000--Registered Trademark-- Growth Index
Lipper Large Cap Growth Fund Index                   Russell 2500--Registered Trademark-- Growth Index
Lipper Large Cap Value Index                         Russell 3000--Registered Trademark-- Index
Lipper Mid Cap Core Fund Index                       Russell Mid Cap Index
Lipper Mid Cap Growth Fund Index                     Russell Mid Cap(TM) Growth Index
Lipper Multi Cap Growth Fund Index                   Standard & Poor's 500 Stock Index
Russell 1000--Registered Trademark-- Index           Standard & Poor's MidCap 400 Index
Russell 1000--Registered Trademark-- Value Index
Russell 2500--Registered Trademark-- Index

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                               PENDING LITIGATION

         A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A list of such lawsuits that have been served, or for which service of process has been waived, as of March 18, 2004 is set forth in Appendix K.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

         Moody's corporate ratings areas follows:


         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

          Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.


         Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

          Municipal ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

         Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

         Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.


                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

          In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

          In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

          In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

          The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

          MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

          Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.


                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).


                          S&P COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.


                        S&P SHORT-TERM MUNICIPAL RATINGS

          An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

          Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

         Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

         Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

         The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

         Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.


                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.


                         FITCH SHORT-TERM CREDIT RATINGS

          The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS

                              As of April 30, 2004

================================================================================
The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversees 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.
================================================================================



                                 TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR
POSITION(S) HELD WITH THE        OFFICER                                                          OTHER TRUSTEESHIP(S)
        TRUST                     SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
INTERESTED PERSONS
-----------------------------------------------------------------------------------------------------------------------
Robert H. Graham(1) --  1946      1988           Director and Chairman, A I M Management           None
Trustee, Chairman and                            Group Inc. (financial services holding
President                                        company); Director and Vice Chairman,
                                                 AMVESCAP PLC and Chairman , AMVESCAP PLC -
                                                 AIM Division (parent of AIM and a global
                                                 investment management firm)

                                                 Formerly: President and Chief Executive
                                                 Officer, A I M Management Group Inc.;
                                                 Director, Chairman and President, A I M
                                                 Advisors, Inc. (registered investment
                                                 advisor); Director and Chairman, A I M
                                                 Capital Management, Inc. (registered
                                                 investment advisor), A I M Distributors,
                                                 Inc. (registered broker dealer), AIM
                                                 Investment Services, Inc. (registered
                                                 transfer agent), and Fund Management
                                                 Company (registered broker dealer); and
                                                 Chief Executive Officer, AMVESCAP PLC -
                                                 Managed Products
-----------------------------------------------------------------------------------------------------------------------
Mark H. Williamson(2) -- 1951     2003           Director, President and Chief Executive           None
Trustee and Executive Vice                       Officer, A I M Management Group Inc.
President                                        (financial services holding company);
                                                 Director, Chairman and President, A I M
                                                 Advisors, Inc. (registered investment
                                                 advisor); Director, A I M Capital
                                                 Management, Inc. (registered investment
                                                 advisor) and A I M Distributors, Inc.
                                                 (registered broker dealer), Director and
                                                 Chairman, AIM Investment Services, Inc.
                                                 (registered transfer agent), and Fund
                                                 Management Company (registered broker
                                                 dealer); and Chief Executive Officer,
                                                 AMVESCAP PLC - AIM Division (parent of AIM
                                                 and a global investment management firm)

                                                 Formerly: Director, Chairman, President
                                                 and Chief Executive Officer, INVESCO Funds
                                                 Group, Inc.; and INVESCO Distributors,
                                                 Inc.; Chief Executive Officer, AMVESCAP
                                                 PLC - Managed
-----------------------------------------------------------------------------------------------------------------------


----------
(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


                                 TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR
POSITION(S) HELD WITH THE        OFFICER                                                          OTHER TRUSTEESHIP(S)
        TRUST                     SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
                                                 Products; Chairman and Chief Executive
                                                 Officer of NationsBanc Advisors, Inc.; and
                                                 Chairman of NationsBanc Investments, Inc.
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
Bob R. Baker - 1936              2003            Retired                                            None
Trustee
                                                 Formerly: President and Chief Executive
                                                 Officer, AMC Cancer Research Center; and
                                                 Chairman and Chief Executive Officer, First
                                                 Columbia Financial Corporation
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Frank S. Bayley -- 1939          2001            Of Counsel, law firm of Baker & McKenzie           Badgley Funds, Inc.
Trustee                                                                                            (registered
                                                 Formerly: Partner, law firm of Baker & McKenzie    investment company)
-----------------------------------------------------------------------------------------------------------------------
James T. Bunch - 1942            2003            Co-President and Founder, Green, Manning & Bunch   None
Trustee                                          Ltd., (investment banking firm); and Director,
                                                 Policy Studies, Inc. and Van Gilder Insurance
                                                 Corporation
-----------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett -- 1944        1993            Chairman, Crockett Technology Associates           ACE Limited
Trustee                                          (technology consulting company)                    (insurance company);
                                                                                                    and Captaris, Inc.
                                                                                                    (unified messaging
                                                                                                    provider)
-----------------------------------------------------------------------------------------------------------------------
Albert R. Dowden -- 1941         2000            Director of a number of public and private         Cortland Trust, Inc.
Trustee                                          business corporations, including the Boss          (Chairman)
                                                 Group, Ltd. (private investment and                (registered
                                                 management) and Magellan Insurance Company         investment company);

                                                 Formerly: Director, President and Chief            Annuity and Life Re
                                                 Executive Officer, Volvo Group North               (Holdings), Ltd.
                                                 America, Inc.; Senior Vice President, AB           (insurance company)
                                                 Volvo; and director of various affiliated
                                                 Volvo companies
-----------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr. -- 1935      1998            Retired                                            None
Trustee

                                                 Formerly: Chairman, Mercantile Mortgage
                                                 Corp.; President and Chief Operating
                                                 Officer, Mercantile-Safe Deposit & Trust
                                                 Co.; and President, Mercantile Bankshares
                                                 Corp.
-----------------------------------------------------------------------------------------------------------------------
Jack M. Fields -- 1952           1997            Chief Executive Officer, Twenty First Century      Administaff; and
Trustee                                          Group, Inc. (government affairs company) and       Discovery Global
                                                 Texana Timber LP (sustainable forestry company)    Education Fund
                                                                                                    (non-profit)
-----------------------------------------------------------------------------------------------------------------------
Carl Frischling -- 1937          1988            Partner, law firm of Kramer Levin Naftalis and     Cortland Trust, Inc.
Trustee                                          Frankel LLP                                        (registered
                                                                                                    investment company)
-----------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis - 1933           2003            Chairman, Lawsuit Resolution Services              General Chemical
Trustee                                          (California)                                       Group, Inc.

                                                 Formerly: Associate Justice of the California
                                                 Court of Appeals
-----------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis -- 1950       1998            Formerly: Chief Executive Officer, YWCA of the     None
Trustee                                          USA
-----------------------------------------------------------------------------------------------------------------------


                                 TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR
POSITION(S) HELD WITH THE        OFFICER                                                          OTHER TRUSTEESHIP(S)
        TRUST                     SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
-------------------------------- ----------- -------------------------------------------------- -----------------------
Lewis F. Pennock -- 1942            1988        Partner, law firm of Pennock & Cooper              None
Trustee
-----------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley -- 1935             2001        Retired                                            None
Trustee
-----------------------------------------------------------------------------------------------------------------------
Louis S. Sklar -- 1939              1989        Executive Vice President, Development and          None
Trustee                                         Operations, Hines Interests Limited Partnership
                                                (real estate development company)
-----------------------------------------------------------------------------------------------------------------------
Larry Soll, Ph.D. - 1942            2003        Retired                                            None
Trustee
-----------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------
Kevin M. Carome- 1956               2003        Director, Senior Vice President, Secretary         N/A
Senior Vice President,                          and General Counsel, A I M Management
Secretary and Chief                             Group Inc. (financial services holding
Legal Officer                                   company) and A I M Advisors, Inc.; and
                                                Vice President, A I M Capital Management,
                                                Inc., A I M Distributors, Inc. and AIM
                                                Investment Services, Inc.; Director, Vice
                                                President and General Counsel, Fund
                                                Management Company

                                                Formerly: Senior Vice President and
                                                General Counsel, Liberty Financial
                                                Companies, Inc.; and Senior Vice President
                                                and General Counsel, Liberty Funds Group, LLC
-----------------------------------------------------------------------------------------------------------------------
Stuart W. Coco -- 1955              2002        Managing Director and Director of Money Market     N/A
Vice President                                  Research and Special Projects, A I M Capital
                                                Management, Inc.; and Vice President, A I M
                                                Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------
Melville B. Cox -- 1943             1992        Vice President and Chief Compliance Officer,       N/A
Vice President                                  A I M Advisors, Inc. and A I M Capital
                                                Management, Inc.; and Vice President, AIM
                                                Investment Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
Sidney Dilgren -- 1961              2004        Vice President and Fund Treasurer, A I M           N/A
Vice President and                              Advisors, Inc.; Vice President, A I M
Treasurer                                       Distributors, Inc.; and Senior Vice President,
                                                AIM Investment Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
Karen Dunn Kelley -- 1960           2004        Managing Director and Chief Cash Management        N/A
Vice President                                  Officer, A I M Capital Management, Inc.;
                                                Director and President, Fund
                                                Management Company; and Vice
                                                President, A I M Advisors, Inc.;
-----------------------------------------------------------------------------------------------------------------------
Edgar M. Larsen-- 1940              1999        Vice President, A I M Advisors, Inc.; and          N/A
Vice                                            President President, Chief
                                                Executive Officer and Chief
                                                Investment Officer, A I M Capital
                                                Management, Inc.
-----------------------------------------------------------------------------------------------------------------------

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2003


                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                   SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                     DOLLAR RANGE OF EQUITY SECURITIES            TRUSTEE IN THE AIM FAMILY OF
      NAME OF TRUSTEE                             PER FUND                         FUNDS--REGISTERED TRADEMARK--
      ---------------                ---------------------------------           ----------------- ---------------
Robert H. Graham            Aggressive Growth                 Over $100,000               Over $100,000

                            Basic Value                       Over $100,000

                            Blue Chip                     $10,001 - $50,000

                            Capital Development               Over $100,000

                            Charter                       $10,001 - $50,000

                            Constellation                     Over $100,000

                            Emerging Growth               $10,001 - $50,000

                            Diversified Dividend          $10,001 - $50,000

                            Large Cap Basic Value             Over $100,000

                            Large Cap Growth              $10,001 - $50,000

                            Mid Cap Growth                $10,001 - $50,000

                            Weingarten                        Over $100,000
------------------------------------------------------------------------------------------------------------------
Mark H. Williamson                                 -0-                                    Over $100,000
------------------------------------------------------------------------------------------------------------------
Bob R. Baker                Blue Chip                          $1 - $10,000               Over $100,000

                            Large Cap Basic Value              $1 - $10,000

                            Large Cap Growth                   $1 - $10,000
------------------------------------------------------------------------------------------------------------------
Frank S. Bayley             Charter                            $1 - $10,000             $50,001 - $100,000

                            Mid Cap Growth                     $1 - $10,000
------------------------------------------------------------------------------------------------------------------
James T. Bunch              Blue Chip                          $1 - $10,000               Over $100,000

                            Large Cap Basic Value              $1 - $10,000

                            Large Cap Growth                   $1 - $10,000
------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett           Blue Chip                          $1 - $10,000             $10,001 - $50,000

                            Large Cap Growth                   $1 - $10,000
------------------------------------------------------------------------------------------------------------------
Albert R. Dowden            Blue Chip                     $10,001 - $50,000               Over $100,000

                            Emerging Growth               $10,001 - $50,000
------------------------------------------------------------------------------------------------------------------

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                   SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                     DOLLAR RANGE OF EQUITY SECURITIES            TRUSTEE IN THE AIM FAMILY OF
      NAME OF TRUSTEE                             PER FUND                         FUNDS--REGISTERED TRADEMARK--
      ---------------                ---------------------------------           ----------------- ---------------
Edward K. Dunn, Jr.         Capital Development               Over $100,000              Over $100,000(3)
------------------------------------------------------------------------------------------------------------------
Jack M. Fields              Blue Chip                         Over $100,000              Over $100,000(3)

                            Charter                           Over $100,000

                            Constellation                     Over $100,000

                            Weingarten                        Over $100,000
------------------------------------------------------------------------------------------------------------------
Carl Frischling             Aggressive Growth            $50,001 - $100,000               Over $100,000(3)

                            Blue Chip                         Over $100,000

                            Capital Development               Over $100,000

                            Charter                           Over $100,000

                            Constellation                     Over $100,000

                            Weingarten                   $50,001 - $100,000
------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis             Blue Chip                          $1 - $10,000             $50,001 - $100,000

                            Capital Development           $10,001 - $50,000

                            Large Cap Basic Value              $1 - $10,000

                            Large Cap Growth                   $1 - $10,000
------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis                                 -0-                                    $1 -$10,000(3)
------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock            Charter                       $10,001 - $50,000             $50,001 - $100,000

                            Large Cap Basic Value              $1 - $10,000
------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley                                    -0-                                     $1 -$10,000
------------------------------------------------------------------------------------------------------------------

----------
(3) Includes the total compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested on one or more of the AIM and/or INVESCO Funds.

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                   SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                     DOLLAR RANGE OF EQUITY SECURITIES            TRUSTEE IN THE AIM FAMILY OF
      NAME OF TRUSTEE                             PER FUND                         FUNDS--REGISTERED TRADEMARK--
      ---------------                ---------------------------------           ----------------- ---------------
Louis S. Sklar              Aggressive Growth                 Over $100,000             Over $100,000(3)

                            Charter                           Over $100,000

                            Constellation                     Over $100,000

                            Weingarten                        Over $100,000
------------------------------------------------------------------------------------------------------------------
Larry Soll, Ph.D.           Blue Chip                    $50,001 - $100,000               Over $100,000

                            Large Cap Basic Value              $1 - $10,000

                            Large Cap Growth                   $1 - $10,000
------------------------------------------------------------------------------------------------------------------

----------
(3) Includes the total compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested on one or more of the AIM and/or INVESCO Funds.

                                   APPENDIX C

                           TRUSTEE COMPENSATION TABLE


         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2003:

                                                    RETIREMENT
                                  AGGREGATE          BENEFITS        ESTIMATED ANNUAL           TOTAL
                                 COMPENSATION         ACCRUED          BENEFITS UPON         COMPENSATION
                                   FROM THE           BY ALL         RETIREMENT FROM         FROM ALL AIM
               TRUSTEE             TRUST(1)        AIM FUNDS (2)     ALL AIM FUNDS (3)         FUNDS(4)
               -------           ------------      -------------     -----------------       ------------
   Bob R. Baker(5)                       0            $ 32,635            $114,131            $154,554
   Frank S. Bayley                $ 26,334             131,228              90,000             159,000
   James T. Bunch(5)                     0              20,436              90,000             138,679
   Bruce L. Crockett                26,501              46,000              90,000             160,000
   Albert R. Dowden                 26,334              57,716              90,000             159,000
   Edward K. Dunn, Jr               26,501              94,860              90,000             160,000
   Jack M. Fields                   26,325              28,036              90,000             159,000
   Carl Frischling(6)               26,501              40,447              90,000             160,000
   Gerald J. Lewis(5)                    0              20,436              90,000             142,054
   Prema Mathai-Davis               26,501              33,142              90,000             160,000
   Lewis F. Pennock                 26,501              49,610              90,000             160,000
   Ruth H. Quigley                  26,501             126,050              90,000             160,000
   Louis S. Sklar                   26,501              72,786              90,000             160,000
   Larry Soll(5)                         0              48,830             108,090             140,429

(1) Amounts shown are based on the fiscal year ended October 31, 2003. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended October 31, 2003, including earnings, was $91,754.

(2) During the fiscal year ended October 31, 2003, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $234,665.

(3) These amounts represent the estimated annual benefits payable by the AIM Funds and INVESCO Funds upon the trustee's retirement. These estimated benefits assume each trustee serves until his or her normal retirement date and has ten years of service.

(4) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.

(5) Messrs. Baker, Bunch, Lewis and Dr. Soll were elected as trustees of the Trust on October 21, 2003 and therefore received no compensation from the Trust during the fiscal year ended October 31, 2003.

(6) During the fiscal year ended October 31, 2003, the Trust paid $65,685 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX D

PROXY POLICIES AND PROCEDURES

Reviewed and approved by the AIM Funds Board of Directors/Trustees February 19, 2004 Adopted by the Board of Directors of each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company, Inc. June 26, 2003, as revised effective January 8, 2004

                         (REVISED AS OF JANUARY 8, 2004)

A.       PROXY POLICIES

         Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

         I.       BOARDS OF DIRECTORS

                  A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

                  There are some actions by directors that should result in votes being withheld. These instances include directors who:

                  o Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

                  o Attend less than 75 percent of the board and committee meetings without a valid excuse;

                  o Implement or renew a dead-hand or modified dead-hand poison pill;

                  o Sit on the boards of an excessive number of companies;

                  o Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

                  o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

                  o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

                  Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

                  o Long-term financial performance of the target company relative to its industry;

                  o        Management's track record;

                  o        Portfolio manager's assessment;

                  o        Qualifications of director nominees (both slates);

                  o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

                  o        Background to the proxy contest.

         II.      INDEPENDENT AUDITORS

                  A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

                  o It is not clear that the auditors will be able to fulfill their function;

                  o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

                  o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

         III.     COMPENSATION PROGRAMS

                  Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

                  o We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

                  o We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

                   o We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

                  o We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

                  o We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

         IV.      CORPORATE MATTERS

                  We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

                  o We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

                  o We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

                  o We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

                  o We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

         V.       SHAREHOLDER PROPOSALS

                  Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

                  o We will generally abstain from shareholder social and environmental proposals.

                  o We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

                  o We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

                  o We will generally vote for proposals to lower barriers to shareholder action.

                  o We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

         VI.      OTHER

                  o We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

                  o We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

                  o We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

                  AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.       PROXY COMMITTEE PROCEDURES

         The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

         The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

         AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

         In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Directors/Trustees:

         1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

         2. AIM will not publicly announce its voting intentions and the reasons therefore.

         3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

         4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.       BUSINESS/DISASTER RECOVERY

         If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS shallto vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.       RESTRICTIONS AFFECTING VOTING

         If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.       CONFLICTS OF INTEREST

         The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

         To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

                                   APPENDIX E


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of February 3, 2004.

AIM AGGRESSIVE GROWTH FUND


                                     CLASS A         CLASS B        CLASS C       CLASS R       INSTITUTIONAL
                                      SHARES         SHARES         SHARES        SHARES        CLASS SHARES
                                    ----------     ----------     ----------     ----------     -------------
                                    PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                  OWNED OF       OWNED OF       OWNED OF       OWNED OF        OWNED OF
PRINCIPAL HOLDER                      RECORD         RECORD         RECORD         RECORD           RECORD
-------------------                 ----------     ----------     ----------     ----------     -------------
Citigroup Global Markets
House Acct
Attn: Cindy Tempesta 7th Fl            5.27%             --           5.06%            --               --
333 West 34th St.
New York,  NY  10001-2402
-------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner
& Smith
FBO The Sole Benefit of
Customers                              6.92%             --          11.12%            --               --
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------------
The Manufacturers Life
Insurance Company
250 Bloor St East, 7th Floor          13.52%             --             --             --               --
Toronto, Ontario, Canada
M4WIE5
-------------------------------------------------------------------------------------------------------------
First Command Bank Trust
Attn:  Trust Department                  --              --             --             --             5.01%
PO Box 901075
Fort Worth, TX  76101-2075
-------------------------------------------------------------------------------------------------------------
Girard Machine Company Inc.
401(K)
FBO Donald Malito Trustee                --              --             --           7.19%              --
700 Dot Street
Girard, Ohio  44420-1701
-------------------------------------------------------------------------------------------------------------

                                     CLASS A         CLASS B        CLASS C       CLASS R       INSTITUTIONAL
                                      SHARES         SHARES         SHARES        SHARES        CLASS SHARES
                                    ----------     ----------     ----------     ----------     -------------
                                    PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                  OWNED OF       OWNED OF       OWNED OF       OWNED OF        OWNED OF
PRINCIPAL HOLDER                      RECORD         RECORD         RECORD         RECORD           RECORD
-------------------                 ----------     ----------     ----------     ----------     -------------
Reliance Trust Company
Custodian
FBO Olson International Ltd              --              --             --           9.45%              --
401(K) plan
PO Box 48529
Atlanta, GA  30362-1529
-------------------------------------------------------------------------------------------------------------
AMVESCAP National Trust
Company TTE
FBO Otis Koglin Wilson                   --              --             --          12.97%              --
Architects Inc. 401 (K) Plan
P. O. Box 105779
Atlanta, GA  30348-5779
-------------------------------------------------------------------------------------------------------------
Reliance Trust
FBO Northern Printing Network
401(K)                                   --              --             --           7.89%              --
PO Box 48529
Atlanta, GA  30362-1529
-------------------------------------------------------------------------------------------------------------
Patterson & Co FBO
Freudenberg PN
1525 West Wt Harris Blvd NC              --              --             --             --            80.35%
1151
Charlotte, NC  28288-0001
-------------------------------------------------------------------------------------------------------------
Patterson & Co FBO
Freudenberg SPUN
1525 West Wt Harris Blvd NC              --              --             --             --            12.88%
1151
Charlotte, NC  28288-0001
-------------------------------------------------------------------------------------------------------------


AIM BASIC VALUE II FUND

                                      CLASS A SHARES       CLASS B SHARES       CLASS C SHARES
                                     ----------------     ----------------     ----------------
NAME AND ADDRESS OF                  PERCENTAGE OWNED     PERCENTAGE OWNED     PERCENTAGE OWNED
PRINCIPAL HOLDER                       OF RECORD             OF RECORD            OF RECORD
-------------------                  ----------------     ----------------     ----------------
A I M Advisors, Inc.*
Attn:  David Hessel
11 Greenway Plaza                         100%**                 100%**             100%**
Suite 100
Houston, TX  77046

*     Owned of record and beneficially.

** Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM BLUE CHIP FUND


                                     CLASS A         CLASS B        CLASS C       CLASS R       INSTITUTIONAL      INVESTOR
                                      SHARES         SHARES         SHARES        SHARES        CLASS SHARES     CLASS SHARES
                                    ----------     ----------     ----------     ----------     -------------    ------------
                                    PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE      PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF                  OWNED OF       OWNED OF       OWNED OF       OWNED OF        OWNED OF         OWNED OF
PRINCIPAL HOLDER                      RECORD         RECORD         RECORD         RECORD           RECORD          RECORD
-------------------                 ----------     ----------     ----------     ----------     -------------     -----------
Merrill Lynch Pierce
Fenner & Smith
FBO The Sole Benefit of
Customers                              7.60%           7.54%         13.73%            --               --             --
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL
32246-6484
-----------------------------------------------------------------------------------------------------------------------------
Banc One Securities Corp
FBO
The One Investment
Solution
Attn:  Wrap Processing                   --              --           7.04%            --               --             --
OH1-1244
1111 Polaris Pkwy,
Suite J-2
Columbus, OH  43240-2050
-----------------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets
House Acct.
Attn:  Cindy Tempesta 7th                --            6.42%          6.98%            --               --             --
Floor
333 West 34th Street
New York, NY  10001-2402
-----------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.
Special Custody FBO
Customers (SIM)
Attn:  Mutual Funds                      --              --             --             --               --           9.54%
101 Montgomery St.
San Francisco, CA
94104-4122
-----------------------------------------------------------------------------------------------------------------------------
First Command Bank Trust
Attn:  Trust Department                  --              --             --             --            99.65%            --
PO Box 901075
Fort Worth, TX  76101-2075
-----------------------------------------------------------------------------------------------------------------------------

AIM CAPITAL DEVELOPMENT FUND

                                     CLASS A         CLASS B        CLASS C       CLASS R       INSTITUTIONAL
                                      SHARES         SHARES         SHARES        SHARES        CLASS SHARES
                                    ----------     ----------     ----------     ----------     -------------
                                    PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                  OWNED OF       OWNED OF       OWNED OF       OWNED OF        OWNED OF
PRINCIPAL HOLDER                      RECORD         RECORD         RECORD         RECORD           RECORD
-------------------                 ----------     ----------     ----------     ----------     -------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                              6.02%           9.57%         12.71%            --               --
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------
Citigroup Global Markets House
Acct
Attn:  Cindy Tempesta 7th Fl             --            6.86%            --             --               --
333 West 34th St.
New York, NY  10001-2402
--------------------------------------------------------------------------------------------------------------
Coastgear & Company
State Street Bank & Trust
Attn:  Kevin Smith                       --              --           9.39%            --               --
105 Rosemont Avenue
Westwood, MA   02090
--------------------------------------------------------------------------------------------------------------

A I M Advisors, Inc.*
Attn:  David Hessel
11 Greenway Plaza                        --              --             --             --            95.50%
Suite 100
Houston, TX 77046
--------------------------------------------------------------------------------------------------------------
AMVESCAP Natl TR CO FBO
Equator Technologies, Inc. 401
(K) Retirement Plan                      --              --             --          42.38%              --
P. O. Box 105779
Atlanta, GA  30348-5779
--------------------------------------------------------------------------------------------------------------
MCB Trust Services Cust. FBO
Floorgraphics, Inc. 401(K) Plan          --              --             --          13.30%              --
700 17th Street, Suite 300
Denver, Co.  80202-3531
--------------------------------------------------------------------------------------------------------------
MCB Trust Services Cust. FBO
Big Boy Restaurant
International                            --              --             --          12.69%              --
700 17th Street, Suite 300
Denver, Co.  80202-3531
--------------------------------------------------------------------------------------------------------------

*     Owned of record and beneficially.

AIM CHARTER FUND

                                     CLASS A         CLASS B        CLASS C       CLASS R       INSTITUTIONAL
                                      SHARES         SHARES         SHARES        SHARES        CLASS SHARES
                                    ----------     ----------     ----------     ----------     -------------
                                    PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                  OWNED OF       OWNED OF       OWNED OF       OWNED OF        OWNED OF
PRINCIPAL HOLDER                      RECORD         RECORD         RECORD         RECORD           RECORD
-------------------                 ----------     ----------     ----------     ----------     -------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration              8.07%           5.86%         13.61%            --               --
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246
--------------------------------------------------------------------------------------------------------------
City National Bank
Attn:  Trust Operations/Mutual
Funds                                    --              --             --             --             6.34%
P.O. Box 60520
Los Angeles, CA   90060-0520
--------------------------------------------------------------------------------------------------------------
Town of Watertown, Trustee
FBO:  Town of Watertown
457 Deferred Compensation Plan           --              --             --             --              5.29%
C/O Great West, Recordkeeper
8515 E. Orchard Rd 2T2
Englewood, CO   80111-0000
--------------------------------------------------------------------------------------------------------------

AMVESCAP Natl TR CO FBO Equator
Technologies, Inc. 401 (K)
Retirement Plan                          --              --             --          19.44%              --
P. O. Box 105779
Atlanta, GA  30348-5779
--------------------------------------------------------------------------------------------------------------
INVESCO Trust Company TTEE
FBO Big Horn Basin
Orthopedic Clinic PC                     --              --             --          15.05%              --
401(K) Profit Sharing Plan
PO Box 105779
Atlanta, GA  30348-5779
--------------------------------------------------------------------------------------------------------------
Reliance Trust Company Morley
Incentives 401(K) Profit Sharing
Plan & Trust                             --              --             --          26.76%              --
P. O. Box 48529
Atlanta, GA  30362-1529
--------------------------------------------------------------------------------------------------------------
First Command Bank Trust
Attn:  Trust Department                  --              --             --             --            52.27%
PO Box 901075
Fort Worth, TX  76101-0000
--------------------------------------------------------------------------------------------------------------

                                     CLASS A         CLASS B        CLASS C       CLASS R       INSTITUTIONAL
                                      SHARES         SHARES         SHARES        SHARES        CLASS SHARES
                                    ----------     ----------     ----------     ----------     -------------
                                    PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                  OWNED OF       OWNED OF       OWNED OF       OWNED OF        OWNED OF
PRINCIPAL HOLDER                      RECORD         RECORD         RECORD         RECORD           RECORD
-------------------                 ----------     ----------     ----------     ----------     -------------
Citigroup Global Markets House
Acct.
Attn:  Cindy Tempesta 7th Floor        5.56%           6.05%          6.98%            --               --
333 West 34th Street
New York, NY  10001-2402
--------------------------------------------------------------------------------------------------------------
AMVESCAP Natl TR CO as
Agent for Valic FBO
Pieper Bancorp Inc.
Profit Sharing Plan                      --              --             --           5.18%              --
P. O. Box 105779
Atlanta, GA  30348-5779
--------------------------------------------------------------------------------------------------------------


AIM CONSTELLATION FUND

                                     CLASS A         CLASS B        CLASS C       CLASS R       INSTITUTIONAL
                                      SHARES         SHARES         SHARES        SHARES        CLASS SHARES
                                    ----------     ----------     ----------     ----------     -------------
                                    PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                  OWNED OF       OWNED OF       OWNED OF       OWNED OF        OWNED OF
PRINCIPAL HOLDER                      RECORD         RECORD         RECORD         RECORD           RECORD
-------------------                 ----------     ----------     ----------     ----------     -------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                             11.49%             --          16.35%            --               --
Attn:  Fund Administration
4800 Deer Lake Dr East, 2nd
Floor
Jacksonville, FL   32246
--------------------------------------------------------------------------------------------------------------
Ohio Public
Employees Deferred Compensation          --              --             --             --             64.05%
250 Civic Center Dr., Suite 350
Columbus, OH   43215-5450
--------------------------------------------------------------------------------------------------------------
Wells Fargo Bank West NA Cust.
City of Houston
457 Deferred Compensation Plan           --              --             --             --            11.04%
C/O Great West, Recordkeeper
8515 E. Orchard Rd 2T2
Englewood, CO   80111-0000
--------------------------------------------------------------------------------------------------------------

                                     CLASS A         CLASS B        CLASS C       CLASS R       INSTITUTIONAL
                                      SHARES         SHARES         SHARES        SHARES        CLASS SHARES
                                    ----------     ----------     ----------     ----------     -------------
                                    PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                  OWNED OF       OWNED OF       OWNED OF       OWNED OF        OWNED OF
PRINCIPAL HOLDER                      RECORD         RECORD         RECORD         RECORD           RECORD
-------------------                 ----------     ----------     ----------     ----------     -------------
Nationwide Trust Company FBO
Participating Retirement Plans
C/O IPO Portfolio Accounting             --              --             --             --            10.17%
P.O. Box 182029
Columbus, OH   43218
--------------------------------------------------------------------------------------------------------------
State of Vermont Deferred Comp
C/O Copeland Companies
Attn:  Planned Valuation                 --              --             --             --             7.87%
Services
2 Tower Center
East Brunswick, NJ   08816-0000
--------------------------------------------------------------------------------------------------------------
Reliance Trust Company Cust FBO
William J. Kamm and Sons Inc.
401K Plan                                --              --             --          11.09%              --
P. O. Box 48529
Atlanta, GA  30362-1529
--------------------------------------------------------------------------------------------------------------
AMVESCAP National Trust Company
TTE
FBO Guys Inc. 401(k) Profit              --              --             --           7.29%              --
Sharing Plan
P. O. Box 105779
Atlanta, GA  30348-5779
--------------------------------------------------------------------------------------------------------------
AMVESCAP Natl TR CO TTEE
FBO Speidel Inc. 401 (K) Plan            --              --             --          10.76%              --
P. O. Box 105779
Atlanta, GA  30348-5779
--------------------------------------------------------------------------------------------------------------
AMVESCAP Natl TR CO Cust FBO
Evans Industry Inc. Employee
Retirement Plan                          --              --             --           5.83%              --
P. O. Box 105779
Atlanta, GA  30348-5779
--------------------------------------------------------------------------------------------------------------
Citigroup Global Markets
House Account
Attn:  Cindy Tempesta 7th Floor        5.86%           5.52%           7.27%           --               --
333 West 34th Street
New York, NY  10001-2403
--------------------------------------------------------------------------------------------------------------

ING National Trust
151 Farming Ave                          --              --             --           5.37%              --
Hartford, CT  06156-0001

AIM CORE STRATEGIES FUND

                                      CLASS A SHARES       CLASS B SHARES       CLASS C SHARES
                                     ----------------     ----------------     ----------------
NAME AND ADDRESS OF                  PERCENTAGE OWNED     PERCENTAGE OWNED     PERCENTAGE OWNED
PRINCIPAL HOLDER                       OF RECORD             OF RECORD            OF RECORD
-------------------                  ----------------     ----------------     ----------------
A I M Advisors, Inc.*
Attn:  David Hessel
11 Greenway Plaza, Suite 100             100%**                100%**                 100%**
Houston, TX   77046

*     Owned of record and beneficially.

** Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.


AIM DENT DEMOGRAPHIC TRENDS FUND

                                      CLASS A SHARES       CLASS B SHARES       CLASS C SHARES
                                     ----------------     ----------------     ----------------
NAME AND ADDRESS OF                  PERCENTAGE OWNED     PERCENTAGE OWNED     PERCENTAGE OWNED
PRINCIPAL HOLDER                       OF RECORD             OF RECORD            OF RECORD
-------------------                  ----------------     ----------------     ----------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                   --                10.20%                16.08%
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL   32246
-----------------------------------------------------------------------------------------------
Citigroup Global House Acct
Attn:  Cindy Tempesta 7th Floor            5.43%                9.74%                10.85%
333 West 34th Street
New York, NY  10001-2402


AIM DIVERSIFIED DIVIDEND FUND

                                      CLASS A SHARES       CLASS B SHARES       CLASS C SHARES
                                     ----------------     ----------------     ----------------
NAME AND ADDRESS OF                  PERCENTAGE OWNED     PERCENTAGE OWNED     PERCENTAGE OWNED
PRINCIPAL HOLDER                       OF RECORD             OF RECORD            OF RECORD
-------------------                  ----------------     ----------------     ----------------
Merrill Lynch Pierce Fenner & Smith
FBO The Solo Benefit of Customers
Attn:  Fund Administration                 6.22%                12.78%                --
4800 Deer Lake Dr  East
2nd Floor
Jacksonville, FL  32246

AIM EMERGING GROWTH FUND

                                      CLASS A SHARES       CLASS B SHARES       CLASS C SHARES
                                     ----------------     ----------------     ----------------
NAME AND ADDRESS OF                  PERCENTAGE OWNED     PERCENTAGE OWNED     PERCENTAGE OWNED
PRINCIPAL HOLDER                       OF RECORD             OF RECORD            OF RECORD
-------------------                  ----------------     ----------------     ----------------

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                7.62%                 6.14%                13.26%
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL   32246


AIM LARGE CAP BASIC VALUE FUND

                                     CLASS A         CLASS B        CLASS C       CLASS R         INVESTOR       INSTITUTIONAL
                                      SHARES         SHARES         SHARES        SHARES        CLASS SHARES     CLASS SHARES
                                    ----------     ----------     ----------     ----------     -------------    -------------
                                    PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE      PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF                  OWNED OF       OWNED OF       OWNED OF       OWNED OF        OWNED OF         OWNED OF
PRINCIPAL HOLDER                      RECORD         RECORD         RECORD         RECORD           RECORD          RECORD
-------------------                 ----------     ----------     ----------     ----------     -------------     ------------

Merrill Lynch
Pierce Fenner &
Smith
FBO The Sole
Benefit of
Customers
Attn: Fund                            23.18%          13.24%         21.67%            --               --             N/A
Administration
4800 Deer Lake Dr
East
2nd Floor
Jacksonville, FL
32246
-----------------------------------------------------------------------------------------------------------------------------
AMVESCAP Natl TR
CO FBO Spring
Arbor Lumber
Employees
Retirement Savings                       --              --             --           5.78%              --             N/A
Plan
P. O. Box 105779
Atlanta, GA
30348-5779
-----------------------------------------------------------------------------------------------------------------------------

                                     CLASS A         CLASS B        CLASS C       CLASS R         INVESTOR       INSTITUTIONAL
                                      SHARES         SHARES         SHARES        SHARES        CLASS SHARES     CLASS SHARES
                                    ----------     ----------     ----------     ----------     -------------    -------------
                                    PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE      PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF                  OWNED OF       OWNED OF       OWNED OF       OWNED OF        OWNED OF         OWNED OF
PRINCIPAL HOLDER                      RECORD         RECORD         RECORD         RECORD           RECORD          RECORD
-------------------                 ----------     ----------     ----------     ----------     -------------     ------------
Reliance Trust
Company Custodian
FBO Rosin Optical
Co. Inc.                                --              --              --           21.30%            --               N/A
Profit Sharing Plan
P. O. Box 48529
Atlanta, GA
30362-1529
-----------------------------------------------------------------------------------------------------------------------------
MCB Trust Services
Cust FBO
Joe Verde Sales
and Management
Training Inc.                           --              --              --            5.49%            --               N/A
Profit Sharing Plan
700 17th St. Ste
300
Denver, CO
80202-3507
-----------------------------------------------------------------------------------------------------------------------------
Federated Lighting
Inc. 401 K Profit
Sharing Plan
1600 Trade Zone                         --              --              --           20.10%            --               N/A
#406
Upper Marlboro,
MD  20772
-----------------------------------------------------------------------------------------------------------------------------
INVESCO Trust
Company TTEE
Magellan Health
Services
Retirement Savings                      --              --              --              --          14.78%             N/A
Plan & Trust
401(K)
P. O. Box 105779
Atlanta, GA
30348-5779
-----------------------------------------------------------------------------------------------------------------------------

                                     CLASS A         CLASS B        CLASS C       CLASS R         INVESTOR       INSTITUTIONAL
                                      SHARES         SHARES         SHARES        SHARES        CLASS SHARES     CLASS SHARES
                                    ----------     ----------     ----------     ----------     -------------    -------------
                                    PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE      PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF                  OWNED OF       OWNED OF       OWNED OF       OWNED OF        OWNED OF         OWNED OF
PRINCIPAL HOLDER                      RECORD         RECORD         RECORD         RECORD           RECORD          RECORD
-------------------                 ----------     ----------     ----------     ----------     -------------     ------------
AMVESCAP NATL TC
CUST
AP Technoglass Co
Belltech
Retirement Plan                         --              --              --              --           8.73%              N/A
1465 W. Sandusky
Ave.
Bellefontaine, OH
43311-1082
-----------------------------------------------------------------------------------------------------------------------------
Charles Schwab &
Co Inc.
Special Custody
FBO Customers (SIM)                     --              --              --              --           8.37%              N/A
Attn  Mutual Funds
101 Montgomery St.
San Francisco, CA
94104-4122
-----------------------------------------------------------------------------------------------------------------------------
INVESCO Trust
Company TTEE
Hickory Springs
MFG Co.                                 --              --              --              --           5.11%              N/A
Savings & Trust
P. O. Box 218
Hickory, NC
28603-0128
-----------------------------------------------------------------------------------------------------------------------------

AIM LARGE CAP GROWTH FUND


                                     CLASS A         CLASS B        CLASS C       CLASS R         INVESTOR       INSTITUTIONAL
                                      SHARES         SHARES         SHARES        SHARES        CLASS SHARES     CLASS SHARES
                                    ----------     ----------     ----------     ----------     -------------    -------------
                                    PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE      PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF                  OWNED OF       OWNED OF       OWNED OF       OWNED OF        OWNED OF         OWNED OF
PRINCIPAL HOLDER                      RECORD         RECORD         RECORD         RECORD           RECORD          RECORD
-------------------                 ----------     ----------     ----------     ----------     -------------     ------------
Merrill Lynch
Pierce Fenner &
Smith
FBO The Sole
Benefit of
Customers                            28.19%          10.42%          10.39%             --             --               N/A
Attn: Fund
Administration
4800 Deer Lake Dr
East
2nd Floor
Jacksonville, FL
32246
-----------------------------------------------------------------------------------------------------------------------------
INVESCO Trust
Company TTEE
FBO Big Horn Basin
Orthopedic Clinic PC                    --              --              --           29.69%            --               N/A
401k Profit
Sharing Plan
PO Box 105779
Atlanta, GA  30348
-----------------------------------------------------------------------------------------------------------------------------
Citigroup Global
Markets House Acct.
Attn:  Cindy
Tempesta, 7th Floor                     --            6.19%          16.56%             --             --               N/A
333 West 34th
Street
New York, NY
10001-2483
-----------------------------------------------------------------------------------------------------------------------------
Reliance Trust
Company Custodian
FBO Continental
Products Inc. 401K                      --              --              --           10.90%            --               N/A
Plan
P. O. Box 48529
Atlanta, GA
30362-1529
-----------------------------------------------------------------------------------------------------------------------------

                                     CLASS A         CLASS B        CLASS C       CLASS R         INVESTOR       INSTITUTIONAL
                                      SHARES         SHARES         SHARES        SHARES        CLASS SHARES     CLASS SHARES
                                    ----------     ----------     ----------     ----------     -------------    -------------
                                    PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE      PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF                  OWNED OF       OWNED OF       OWNED OF       OWNED OF        OWNED OF         OWNED OF
PRINCIPAL HOLDER                      RECORD         RECORD         RECORD         RECORD           RECORD          RECORD
-------------------                 ----------     ----------     ----------     ----------     -------------     ------------

Reliance Trust
Company Custodian
FBO Morley
Incentives 401(K)                        --              --             --           29.18%            --              N/A
Plan
P. O. Box 48529
Atlanta, GA
30362-1529



AIM MID CAP GROWTH FUND

                                       CLASS A         CLASS B        CLASS C       CLASS R       INSTITUTIONAL
                                        SHARES         SHARES         SHARES        SHARES        CLASS SHARES
                                      ----------     ----------     ----------     ----------     -------------
                                      PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF       OWNED OF       OWNED OF       OWNED OF        OWNED OF
PRINCIPAL HOLDER                        RECORD         RECORD         RECORD         RECORD           RECORD
-------------------                   ----------     ----------     ----------     ----------     -------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                13.05%           9.09%        19.21%           --             N/A
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246
-------------------------------------------------------------------------------------------------------------
Charles T. Bauer*
11 Greenway Plaza                         5.91%             --            --            --             N/A
Suite 100
Houston, TX 77046
-------------------------------------------------------------------------------------------------------------
MCB Trust Services Cust. FBO
Pacific Business Group on Heal              --              --            --          9.68%            N/A
700 17th Street, Suite 300
Denver, CO  80202-3507
-------------------------------------------------------------------------------------------------------------
AMVESCAP National Trust co. FBO
West Boylston Insurance Agency Inc.
401 (K) Plan                                --              --            --         31.51%            N/A
P. O. Box 105779
Atlanta, GA  30348-5779
-------------------------------------------------------------------------------------------------------------

                                     CLASS A         CLASS B        CLASS C       CLASS R       INSTITUTIONAL
                                      SHARES         SHARES         SHARES        SHARES        CLASS SHARES
                                    ----------     ----------     ----------     ----------     -------------
                                    PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                  OWNED OF       OWNED OF       OWNED OF       OWNED OF        OWNED OF
PRINCIPAL HOLDER                      RECORD         RECORD         RECORD         RECORD           RECORD
-------------------                 ----------     ----------     ----------     ----------     -------------
Morales Enterprises 401 (K) Plan
Connie S. Morales                         --            --               --           7.33%          N/A
3103 Madison St.
Belevue, NE  68005-5541
-------------------------------------------------------------------------------------------------------------
MCB Trust Services Cust. FBO
Newington Services, Inc.
700 17th Street                           --            --               --           8.89%          N/A
Suite 300
Denver, CO  80202-3531
-------------------------------------------------------------------------------------------------------------
Southeast TX Internal Medicine PA
Anthony O Gambrah                         --            --               --           5.90%          N/A
7940 Doral Dr.
Beaumont, T  77707-5445
-------------------------------------------------------------------------------------------------------------

*   Owned of record and beneficially


AIM U.S. GROWTH FUND

                                      CLASS A SHARES       CLASS B SHARES       CLASS C SHARES
                                     ----------------     ----------------     ----------------
NAME AND ADDRESS OF                  PERCENTAGE OWNED     PERCENTAGE OWNED     PERCENTAGE OWNED
PRINCIPAL HOLDER                       OF RECORD             OF RECORD            OF RECORD
-------------------                  ----------------     ----------------     ----------------

A I M Advisors, Inc.*
Attn:  David Hessel
11 Greenway Plaza                        100%**               100%**                 100%**
Suite 100
Houston, TX 77046

*     Owned of record and beneficially.

** Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM WEINGARTEN FUND

                                     CLASS A         CLASS B        CLASS C       CLASS R       INSTITUTIONAL
                                      SHARES         SHARES         SHARES        SHARES        CLASS SHARES
                                    ----------     ----------     ----------     ----------     -------------
                                    PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                  OWNED OF       OWNED OF       OWNED OF       OWNED OF        OWNED OF
PRINCIPAL HOLDER                      RECORD         RECORD         RECORD         RECORD           RECORD
-------------------                 ----------     ----------     ----------     ----------     -------------

Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                             11.54%          5.52%          16.77%         30.02%             --
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246
-------------------------------------------------------------------------------------------------------------
Macquarium Inc. 401 (K)
Louis K. or Mark F. Adler TTEES
Omnibus Account                          --             --              --          10.07%             --
910 Travis St. Suite 1950
Houston, TX  77002-5806
-------------------------------------------------------------------------------------------------------------
City of Cambridge, Trustee FBO
City of Cambridge 457 DCP
c/o Great West Recordkeeper               --            --              --             --            5.68%
8515 E. Orchard Rd. 2T2
Englewood, CO  80111-5002
-------------------------------------------------------------------------------------------------------------
William Wilson Assoc Architects
401 (K)
James Leslie TTEE                         --            --              --           5.56%             --
Omnibus Account
374 Congress St., Suite 400
Boston, MA  02210-1807
-------------------------------------------------------------------------------------------------------------
Citigroup Global House Acct
Attn:  Cindy Tempesta, 7th Floor        7.66%         6.37%           6.03%            --              --
333 West 34th Street
New York, NY  10001-2483
-------------------------------------------------------------------------------------------------------------
AIM Foundation
Attn:  Patricia Lewis                     --            --              --             --           24.14%
11 Greenway Plaza, Suite 2600
Houston, TX   77046
-------------------------------------------------------------------------------------------------------------
First Command Bank Trust
Attn:  Trust Department                   --            --              --             --            6.48%
PO Box 901075
Fort Worth, TX  76101-0000
-------------------------------------------------------------------------------------------------------------

                                     CLASS A         CLASS B        CLASS C       CLASS R       INSTITUTIONAL
                                      SHARES         SHARES         SHARES        SHARES        CLASS SHARES
                                    ----------     ----------     ----------     ----------     -------------
                                    PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                  OWNED OF       OWNED OF       OWNED OF       OWNED OF        OWNED OF
PRINCIPAL HOLDER                      RECORD         RECORD         RECORD         RECORD           RECORD
-------------------                 ----------     ----------     ----------     ----------     -------------
David Leary, Trustee
FBO:  Town of Weymouth
457 Deferred Compensation Plan          --              --             --             --             8.78%
C/O Great West, Recordkeeper
8515 E. Orchard Rd 2T2
Englewood, CO  80111-0000
-------------------------------------------------------------------------------------------------------------
Town of Watertown, Trustee
FBO:  Town of Watertown
457 Deferred Compensation Plan          --              --             --             --             8.27%
C/O Great West, Recordkeeper
8515 E. Orchard Rd 2T2
Englewood, CO   80111-0000
-------------------------------------------------------------------------------------------------------------
City of Springfield, Trustee,
FBO City of Springfield 457 DCP
C/O Great West, Recordkeeper            --              --             --             --             6.26%
8515 E. Orchard Rd. 2T2
Engelwood, CO  80111-5037
-------------------------------------------------------------------------------------------------------------


MANAGEMENT OWNERSHIP

         As of February 3, 2004, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund.

                                   APPENDIX F

                                 MANAGEMENT FEES

         For the last three fiscal years ended October 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:

FUND NAME                     2003                                    2002                                   2001
               ------------------------------------  -------------------------------------  -------------------------------------
               MANAGEMENT   MANAGEMENT      NET       MANAGEMENT   MANAGEMENT      NET       MANAGEMENT   MANAGEMENT      NET
                  FEE          FEE       MANAGEMENT      FEE          FEE       MANAGEMENT      FEE          FEE       MANAGEMENT
                 PAYABLE      WAIVERS     FEE PAID      PAYABLE      WAIVERS     FEE PAID      PAYABLE      WAIVERS     FEE PAID
               ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
AIM
Aggressive
Growth Fund    $13,458,191  $    16,521  $13,441,670  $17,081,494  $    16,400  $17,065,094  $23,755,259  $     7,508  $23,747,751
               -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
AIM Blue
Chip Fund      $17,924,075  $    21,702  $17,902,373  $24,803,281  $    26,519  $24,776,762  $35,318,225  $   153,216  $35,165,009
               -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
AIM Capital
Development
Fund           $ 6,014,863  $    11,378  $ 6,003,485  $ 7,368,692  $    11,465  $ 7,357,227  $ 8,548,376  $     3,281  $ 8,545,095
               -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
AIM Charter
Fund           $20,917,533  $    71,387  $20,846,146  $29,583,893  $    58,255  $29,525,638  $43,928,613  $   504,457  $43,424,156
               -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
AIM
Constellation
Fund           $46,349,081  $   638,100  $45,710,981  $63,117,935  $ 1,334,866  $61,783,069  $93,618,688  $ 3,749,927  $89,868,761
               -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
AIM
Large Cap
Basic Value    $ 1,211,828  $     1,844  $ 1,209,984  $ 1,168,281  $       793  $ 1,167,488  $   537,749  $    85,532  $   452,217
               -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
AIM
Large Cap
Growth Fund    $ 1,987,347  $     1,994  $ 1,985,353  $ 2,371,037  $     3,052  $ 2,367,985  $ 3,378,201  $     1,590  $ 3,376,611
               -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
AIM
Mid Cap
Growth Fund    $ 1,343,201  $     2,625  $ 1,340,576  $ 1,620,211  $     2,679  $ 1,617,532  $ 1,860,437  $       875  $ 1,859,562
               -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
AIM
Weingarten
Fund           $17,030,956  $     8,168  $17,022,788  $26,086,537  $    28,985  $26,057,552  $46,064,764  $   584,500  $45,480,264
               -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

                                   APPENDIX G

                          ADMINISTRATIVE SERVICES FEES

         The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended October 31:

         FUND NAME                   2003        2002        2001
                                  --------    --------    --------
AIM Aggressive Growth Fund        $453,825    $383,159    $276,738
AIM Blue Chip Fund                $540,113    $441,011    $331,400
AIM Capital Development Fund      $240,864    $205,580    $160,775
AIM Charter Fund                  $574,103    $468,551    $383,570
AIM Constellation Fund            $696,174    $629,514    $622,082
AIM Large Cap Basic Value Fund    $ 50,000    $ 50,000    $ 50,000
AIM Large Cap Growth Fund         $ 91,795    $ 87,337    $110,085
AIM Mid Cap Growth Fund           $ 50,000    $ 50,000    $ 50,000
AIM Weingarten Fund               $519,857    $450,564    $392,623

                                   APPENDIX H

                              BROKERAGE COMMISSIONS


Brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years ended October 31 were as follows:


                  FUND                   2003           2002           2001
                  ----                   ----           ----           ----
AIM Aggressive Growth Fund(2)     $ 5,139,873    $ 5,920,899      6,473,868
AIM Blue Chip Fund                  2,832,412      4,014,589      3,838,893
AIM Capital Development Fund        3,101,168      4,525,600      4,153,032
AIM Charter Fund                    3,525,696     12,272,154     12,104,855
AIM Constellation Fund(3)          13,209,426     16,936,943     23,003,818
AIM Large Cap Basic Value Fund        280,781        300,919        235,562
AIM Large Cap Growth Fund           1,051,689        864,959        891,255
AIM Mid Cap Growth Fund             1,267,594      1,118,766        801,920
AIM Weingarten Fund(4)             12,206,561     23,824,701     30,640,967

(1) Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

(2) The variation in the brokerage commissions paid by AIM Aggressive Growth Fund for the fiscal year ended October 31, 2002, as compared to the fiscal year ended October 31, 2000, was due to a significant fluctuation in asset levels and cash outflows.

(3) The variation in brokerage commissions paid by AIM Constellation Fund for the fiscal year ended October 31, 2002, as compared to the two prior fiscal years was due to a decrease in asset levels and portfolio transactions.

(4) The variation in the brokerage commissions paid by AIM Weingarten Fund for the fiscal year ended October 31, 2002, as compared to the prior fiscal year, was due to a decrease in assets and portfolio turnover.

                                   APPENDIX I

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS


         During the last fiscal year ended October 31, 2003, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                                                     Related
Fund                                                Transactions              Brokerage Commissions
----                                                ------------              ---------------------
AIM Aggressive Growth Fund                        $  549,935,694                $     871,895
AIM Blue Chip Fund                                   351,493,218                      513,144
AIM Capital Development Fund                         236,130,889                      462,292
AIM Charter Fund                                     317,175,613                      496,956
AIM Constellation Fund                             1,653,301,451                    2,572,537
AIM Large Cap Basic Value Fund                        17,589,402                       29,960
AIM Large Cap Growth Fund                            103,820,510                      183,593
AIM Mid Cap Growth Fund                               90,507,160                      171,110
AIM Weingarten Fund                                  746,357,123                    1,267,304


         During the last fiscal year ended October 31, 2003, the Funds purchased securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:


              Fund/Issuer                   Security                    Market Value (as of October 31, 2003)
              -----------                   --------                    -------------------------------------
AIM Aggressive Growth Fund
   Bear Stearns Cos. Inc. (The)           Common Stock                             $    38,125,000
   Lehman Brothers Holdings Inc.          Common Stock                                  39,600,000


AIM Blue Chip Fund
   Goldman Sachs Group, Inc. (The)        Common Stock                                  46,950,000
   J.P. Morgan Chase & Co.                Common Stock                                  52,055,000
   Merrill Lynch & Co., Inc.              Common Stock                                  47,360,000
   Morgan Stanley                         Common Stock                                  46,639,500

AIM Charter Fund
   Morgan Stanley                         Common Stock                                  45,542,100


AIM Constellation Fund
   Bear Stearns Cos. Inc. (The)           Common Stock                                  21,792,250
   Goldman Sachs Group, Inc. (The)        Common Stock                                  75,120,000
   Merrill Lynch & Co., Inc.              Common Stock                                  88,800,000


AIM Large Cap Basic Value Fund
   J.P. Morgan Chase & Co.                Common Stock                                   7,108,200
   Merrill Lynch & Co., Inc.              Common Stock                                   6,216,000
   Morgan Stanley                         Common Stock                                   5,816,220

              Fund/Issuer                   Security                    Market Value (as of October 31, 2003)
              -----------                   --------                    -------------------------------------
AIM Mid Cap Growth Fund
   Bear Stearns Cos., Inc. (The)          Common Stock                                   1,525,000
   Lehman Brothers Holdings Inc.          Common Stock                                   1,080,000


AIM Weingarten Fund
   Charles Schwab Corp. (The)             Common Stock                                  22,374,000
   Goldman Sachs Group, Inc. (The)        Common Stock                                  46,950,000
   J.P. Morgan Chase & Co.                Common Stock                                  32,310,000
   Lehman Brothers Holdings Inc.          Common Stock                                  39,600,000
   Merrill Lynch & Co., Inc.              Common Stock                                  29,600,000

                                   APPENDIX J

                                PERFORMANCE DATA


         The average annual total returns for each Fund for the one, five and ten year periods (or since inception if less than ten years) ended October 31, 2003 are as follows:

AVERAGE ANNUAL TOTAL RETURN

                                                                     PERIODS ENDED
                                                                   OCTOBER 31, 2003
                                                                   ----------------
                                                                                        SINCE          INCEPTION
         INSTITUTIONAL CLASS SHARES:          1 YEAR       5 YEARS      10 YEARS       INCEPTION         DATE
         ---------------------------          ------       -------      --------        --------       ----------
AIM Aggressive Growth Fund                    24.04%          N/A           N/A         (2.92)%         03/15/02
AIM Blue Chip Fund                            16.74%          N/A           N/A         (6.82)          03/15/02
AIM Capital Development Fund                  31.08%          N/A           N/A         (1.50)          03/15/02
AIM Charter Fund                              16.84%         0.27%         7.90%           N/A          07/30/91
AIM Constellation Fund                        20.55%         2.32%         7.84            N/A          04/08/92
AIM Weingarten Fund                           23.11%        (5.39)         5.37            N/A          10/08/91


                                                                                         SINCE         INCEPTION
         CLASS A SHARES*:                     1 YEAR        5 YEARS      10 YEARS      INCEPTION         DATE
         ----------------                     ------        -------      --------      --------        ---------
AIM Large Cap Basic Value                     16.94%          N/A           N/A          2.56%          06/30/99
AIM Large Cap Growth                          13.85%          N/A           N/A         -3.55%          03/01/99
AIM Mid Cap Growth                            28.72%          N/A           N/A         -4.18%          11/01/99


         The cumulative total returns for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) from inception through October 31, 2003 are as follows:

CUMULATIVE TOTAL RETURN

                                                                     PERIODS ENDED
                                                                   OCTOBER 31, 2003
                                                                   ----------------
                                                                                        SINCE          INCEPTION
         INSTITUTIONAL CLASS SHARES:          1 YEAR       5 YEARS      10 YEARS       INCEPTION         DATE
         ---------------------------          ------       -------      --------        --------       ----------
AIM Aggressive Growth Fund                    24.04%          N/A           N/A         (4.72)%         03/15/02
AIM Blue Chip Fund                            16.74%          N/A           N/A        (10.88)          03/15/02
AIM Capital Development Fund                  31.08%          N/A           N/A         (2.43)          03/15/02
AIM Charter Fund                              16.84%         1.36%       113.98            N/A          07/30/91
AIM Constellation Fund                        20.55%        12.18%       112.78            N/A          04/08/92
AIM Weingarten Fund                           23.11%       (24.20)        68.71            N/A          10/08/91


                                                                                         SINCE         INCEPTION
         CLASS A SHARES*:                     1 YEAR        5 YEARS      10 YEARS      INCEPTION         DATE
         ----------------                     ------        -------      --------      --------        ---------
AIM Large Cap Basic Value                     16.94%          N/A           N/A         11.60%          06/30/99
AIM Large Cap Growth                          13.85%          N/A           N/A        -15.51%          03/01/99
AIM Mid Cap Growth                            28.72%          N/A           N/A        -15.69%          11/01/99

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)

The average annual total returns (after taxes on distributions) for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31, 2003 are as follows:

                                                                     PERIODS ENDED
                                                                   OCTOBER 31, 2003
                                                                   ----------------
                                                                                        SINCE          INCEPTION
         INSTITUTIONAL CLASS SHARES:          1 YEAR       5 YEARS      10 YEARS       INCEPTION         DATE
         ---------------------------          ------       -------      --------        --------       ----------
AIM Aggressive Growth Fund                    24.04           N/A           N/A         (2.92)%         03/15/02
AIM Blue Chip Fund                            16.74           N/A           N/A         (6.82)          03/15/02
AIM Capital Development Fund                  31.08           N/A           N/A         (1.50)          03/15/02
AIM Charter Fund                              16.84         (0.55)%        5.99%           N/A          07/30/91
AIM Constellation Fund                        20.55          1.10          6.71            N/A          04/08/92
AIM Weingarten Fund                           23.11         (6.62)         2.91            N/A          10/08/91


                                                                                         SINCE         INCEPTION
         CLASS A SHARES*:                     1 YEAR        5 YEARS      10 YEARS      INCEPTION         DATE
         ----------------                     ------        -------      --------      --------        ---------
AIM Large Cap Basic Value                     16.94%          N/A           N/A          2.23%          06/30/99
AIM Large Cap Growth                          13.85%          N/A           N/A         -3.55%          03/01/99
AIM Mid Cap Growth                            28.72%          N/A           N/A         -4.18%          11/01/99


AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

         The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31, 2003 are as follows:

                                                                     PERIODS ENDED
                                                                   OCTOBER 31, 2003
                                                                   ----------------
                                                                                        SINCE          INCEPTION
         INSTITUTIONAL CLASS SHARES:          1 YEAR       5 YEARS      10 YEARS       INCEPTION         DATE
         ---------------------------          ------       -------      --------        --------       ----------
AIM Aggressive Growth Fund                    15.63%          N/A           N/A         (2.48)%         03/15/02
AIM Blue Chip Fund                            10.88%          N/A           N/A         (5.78)          03/15/02
AIM Capital Development Fund                  20.20%          N/A           N/A         (1.27)          03/15/02
AIM Charter Fund                              10.94%         0.04%         5.86%           N/A          07/30/91
AIM Constellation Fund                        13.36%         1.95          6.65            N/A          04/08/92
AIM Weingarten Fund                           15.02%        (4.33)         3.77            N/A          10/08/91

                                                                                         SINCE         INCEPTION
         CLASS A SHARES*:                     1 YEAR        5 YEARS      10 YEARS      INCEPTION         DATE
         ----------------                     ------        -------      --------      --------        ---------
AIM Large Cap Basic Value                     11.01%          N/A           N/A          1.97%          06/30/99
AIM Large Cap Growth                           9.00%          N/A           N/A         -2.98%          03/01/99
AIM Mid Cap Growth                            18.67%          N/A           N/A         -3.52%          11/01/99


* As of this date of this Statement of Additional Information, the Institutional Class shares for each fund has not commenced operations. As a result, performance data for Class A shares is shown here.

                                   APPENDIX K

                               PENDING LITIGATION

         The following civil lawsuits, including purported class action and shareholder derivative suits, involving one or more AIM or INVESCO Funds, AMVESCAP PLC ("AMVESCAP"), A I M Advisors, Inc. ("AIM") or INVESCO Funds Group, Inc. ("INVESCO") and certain related parties either have been served or have had service of process waived as of April 27, 2004.

         MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT
         H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

         RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

         L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940, as amended ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

         RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Securities Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND

         JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act of 1933, as amended (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

         STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,

         V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY

         KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD
         J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of: Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of
         Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

         PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of: Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

         LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and
         Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid;

         accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

         SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED,
         V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, IN THE UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF NEW YORK (CIVIL ACTION NO. 04-CV-00915), FILED ON FEBRUARY 3, 2004. THIS CLAIM ALLEGES VIOLATIONS OF SECTIONS 11 AND 15 OF THE SECURITIES ACT. THE CLAIM ALSO ALLEGES COMMON LAW BREACH OF FIDUCIARY DUTY. THE PLAINTIFFS IN THIS CASE ARE SEEKING COMPENSATORY DAMAGES; INJUNCTIVE RELIEF; AND COSTS AND EXPENSES, INCLUDING COUNSEL FEES AND EXPERT FEES.

         CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. The claim alleges common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

         HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND

         INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

ADDITIONAL LAWSUITS ARISING OUT OF THESE CIRCUMSTANCES AND PRESENTING SIMILAR ALLEGATIONS AND REQUESTS FOR RELIEF MAY BE SERVED OR FILED AGAINST THE FUNDS, INVESCO, AIM, AMVESCAP AND RELATED ENTITIES AND INDIVIDUALS IN THE FUTURE. THIS STATEMENT OF ADDITIONAL INFORMATION WILL BE SUPPLEMENTED PERIODICALLY IF ANY SUCH LAWSUITS DO ARISE.

                              FINANCIAL STATEMENTS













                                       FS

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Aggressive Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Aggressive Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Aggressive Growth Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                          /s/ ERNST & YOUNG LLP
December 16, 2003

                                                          AGGRESSIVE GROWTH FUND
FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.79%

AEROSPACE & DEFENSE-0.25%

L-3 Communications Holdings, Inc.(a)               125,000   $    5,842,500
===========================================================================

AIR FREIGHT & LOGISTICS-1.65%

C.H. Robinson Worldwide, Inc.                      500,000       19,590,000
---------------------------------------------------------------------------
Expeditors International of Washington, Inc.       500,000       18,770,000
===========================================================================
                                                                 38,360,000
===========================================================================

APPAREL RETAIL-2.06%

Aeropostale, Inc.(a)                               200,000        6,170,000
---------------------------------------------------------------------------
Chico's FAS, Inc.(a)                               200,000        7,508,000
---------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                     575,000       16,939,500
---------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)             750,000       17,317,500
===========================================================================
                                                                 47,935,000
===========================================================================

APPLICATION SOFTWARE-3.58%

Cognos, Inc. (Canada)(a)                           500,000       17,235,000
---------------------------------------------------------------------------
Fair Isaac Corp.(a)                                400,000       25,512,000
---------------------------------------------------------------------------
Macromedia, Inc.(a)                                600,000       11,466,000
---------------------------------------------------------------------------
Mercury Interactive Corp.(a)                       300,000       13,932,000
---------------------------------------------------------------------------
PeopleSoft, Inc.(a)                                575,000       11,937,000
---------------------------------------------------------------------------
Reynolds & Reynolds Co. (The)-Class A              126,550        3,437,098
===========================================================================
                                                                 83,519,098
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-5.28%

Investors Financial Services Corp.               1,250,000       44,162,500
---------------------------------------------------------------------------
Legg Mason, Inc.                                   650,000       54,112,500
---------------------------------------------------------------------------
T. Rowe Price Group Inc.                           600,000       24,690,000
===========================================================================
                                                                122,965,000
===========================================================================

AUTO PARTS & EQUIPMENT-2.05%

Gentex Corp.                                       927,000       36,199,350
---------------------------------------------------------------------------
Lear Corp.(a)                                      200,000       11,618,000
===========================================================================
                                                                 47,817,350
===========================================================================

BIOTECHNOLOGY-0.61%

Invitrogen Corp.(a)                                225,000       14,307,750
===========================================================================

BROADCASTING & CABLE TV-0.88%

Univision Communications Inc.-Class A(a)           425,000       14,428,750
---------------------------------------------------------------------------
Westwood One, Inc.(a)                              200,000        5,986,000
===========================================================================
                                                                 20,414,750
===========================================================================

COMMUNICATIONS EQUIPMENT-3.72%

Avocent Corp.(a)                                   600,000       22,680,000
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-(CONTINUED)

Comverse Technology, Inc.(a)                     1,000,000   $   18,040,000
---------------------------------------------------------------------------
Polycom, Inc.(a)                                   325,000        6,509,750
---------------------------------------------------------------------------
QLogic Corp.(a)                                    225,000       12,611,250
---------------------------------------------------------------------------
UTStarcom, Inc.(a)                                 850,000       26,775,000
===========================================================================
                                                                 86,616,000
===========================================================================

COMPUTER & ELECTRONICS RETAIL-1.50%

Best Buy Co., Inc.                                 600,000       34,986,000
===========================================================================

CONSTRUCTION & ENGINEERING-1.69%

Jacobs Engineering Group Inc.(a)                   850,000       39,372,000
===========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.93%

AGCO Corp.(a)                                    1,200,000       21,600,000
===========================================================================

CONSUMER ELECTRONICS-0.55%

Harman International Industries, Inc.              100,000       12,820,000
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-8.39%

Affiliated Computer Services, Inc.-Class A(a)      500,000       24,465,000
---------------------------------------------------------------------------
Alliance Data Systems Corp.(a)                     850,000       23,613,000
---------------------------------------------------------------------------
CheckFree Corp.(a)                                 500,000       13,765,000
---------------------------------------------------------------------------
DST Systems, Inc.(a)                               300,000       11,346,000
---------------------------------------------------------------------------
Fiserv, Inc.(a)                                  1,300,000       45,916,000
---------------------------------------------------------------------------
Iron Mountain Inc.(a)                              500,000       19,120,000
---------------------------------------------------------------------------
Paychex, Inc.                                      750,000       29,190,000
---------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     1,000,000       28,050,000
===========================================================================
                                                                195,465,000
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.83%

Apollo Group, Inc.-Class A(a)                      400,000       25,412,000
---------------------------------------------------------------------------
Corporate Executive Board Co. (The)(a)             300,000       15,303,000
---------------------------------------------------------------------------
CoStar Group Inc.(a)                                52,100        1,961,565
===========================================================================
                                                                 42,676,565
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.67%

Rockwell Automation, Inc.                          500,000       15,525,000
===========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.96%

National Instruments Corp.                         250,000       10,645,000
---------------------------------------------------------------------------
Waters Corp.(a)                                    375,000       11,786,250
===========================================================================
                                                                 22,431,250
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

EMPLOYMENT SERVICES-1.22%

Robert Half International Inc.(a)                1,200,000   $   28,332,000
===========================================================================

GENERAL MERCHANDISE STORES-0.50%

99 Cents Only Stores(a)                            200,000        5,954,000
---------------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                        150,000        5,727,000
===========================================================================
                                                                 11,681,000
===========================================================================

HEALTH CARE DISTRIBUTORS-2.47%

Omnicare, Inc.                                   1,000,000       38,340,000
---------------------------------------------------------------------------
Patterson Dental Co.(a)                            300,000       19,194,000
===========================================================================
                                                                 57,534,000
===========================================================================

HEALTH CARE EQUIPMENT-5.80%

ResMed Inc.(a)                                   1,000,000       41,770,000
---------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          400,000       23,264,000
---------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                    300,000       19,182,000
---------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           800,000       51,048,000
===========================================================================
                                                                135,264,000
===========================================================================

HEALTH CARE FACILITIES-1.19%

Health Management Associates, Inc.-Class A       1,250,000       27,687,500
===========================================================================

HEALTH CARE SERVICES-3.02%

Caremark Rx, Inc.(a)                             1,250,000       31,312,500
---------------------------------------------------------------------------
Express Scripts, Inc.(a)                           500,000       27,460,000
---------------------------------------------------------------------------
Lincare Holdings Inc.(a)                           300,000       11,682,000
===========================================================================
                                                                 70,454,500
===========================================================================

HEALTH CARE SUPPLIES-2.86%

Coopers Cos., Inc. (The)                           375,000       16,293,750
---------------------------------------------------------------------------
Fisher Scientific International Inc.(a)          1,250,000       50,312,500
===========================================================================
                                                                 66,606,250
===========================================================================

INDUSTRIAL CONGLOMERATES-0.22%

Carlisle Cos. Inc.                                  88,300        5,064,005
===========================================================================

INDUSTRIAL MACHINERY-2.78%

Danaher Corp.                                      600,000       49,710,000
---------------------------------------------------------------------------
Eaton Corp.                                        150,000       15,036,000
===========================================================================
                                                                 64,746,000
===========================================================================

INTERNET RETAIL-0.24%

eBay Inc.(a)                                       100,000        5,594,000
===========================================================================

INVESTMENT BANKING & BROKERAGE-3.34%

Bear Stearns Cos. Inc. (The)                       500,000       38,125,000
---------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      550,000       39,600,000
===========================================================================
                                                                 77,725,000
===========================================================================

IT CONSULTING & OTHER SERVICES-0.96%

CACI International Inc.-Class A(a)                 450,000       22,288,500
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------


LEISURE PRODUCTS-0.84%

Marvel Enterprises, Inc.(a)                        666,200   $   19,619,590
===========================================================================

MANAGED HEALTH CARE-0.25%

Aetna Inc.                                         100,000        5,741,000
===========================================================================

MULTI-LINE INSURANCE-0.21%

HCC Insurance Holdings, Inc.                       167,600        4,883,864
===========================================================================

OFFICE SERVICES & SUPPLIES-0.61%

Moore Wallace Inc. (Canada)(a)                   1,000,000       14,300,000
===========================================================================

OIL & GAS DRILLING-3.77%

ENSCO International Inc.                         1,000,000       26,350,000
---------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)               700,000       26,460,000
---------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                      800,000       22,872,000
---------------------------------------------------------------------------
Pride International, Inc.(a)                       750,000       12,285,000
===========================================================================
                                                                 87,967,000
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.24%

Cooper Cameron Corp.(a)                            450,000       19,269,000
---------------------------------------------------------------------------
National-Oilwell, Inc.(a)                          750,000       14,302,500
---------------------------------------------------------------------------
Smith International, Inc.(a)                       500,000       18,615,000
===========================================================================
                                                                 52,186,500
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.33%

Newfield Exploration Co.(a)                        425,000       16,885,250
---------------------------------------------------------------------------
XTO Energy, Inc.                                   600,000       14,202,000
===========================================================================
                                                                 31,087,250
===========================================================================

PHARMACEUTICALS-1.91%

Medicis Pharmaceutical Corp.-Class A               500,000       31,675,000
---------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                      200,000       12,850,000
===========================================================================
                                                                 44,525,000
===========================================================================

PUBLISHING-1.64%

Belo Corp.-Class A                                 500,000       13,630,000
---------------------------------------------------------------------------
Getty Images, Inc.(a)                              550,000       24,585,000
===========================================================================
                                                                 38,215,000
===========================================================================

REGIONAL BANKS-0.74%

Southwest Bancorp. of Texas, Inc.                  300,000       10,773,000
---------------------------------------------------------------------------
TCF Financial Corp.                                125,000        6,522,500
===========================================================================
                                                                 17,295,500
===========================================================================

RESTAURANTS-2.35%

Brinker International, Inc.(a)                     500,000       15,915,000
---------------------------------------------------------------------------
CBRL Group, Inc.                                    71,500        2,770,625
---------------------------------------------------------------------------
Cheesecake Factory Inc. (The)(a)                   300,000       11,982,000
---------------------------------------------------------------------------
Sonic Corp.(a)                                     300,050        8,344,391
---------------------------------------------------------------------------


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
RESTAURANTS-(CONTINUED)

Starbucks Corp.(a)                                 500,000   $   15,800,000
===========================================================================
                                                                 54,812,016
===========================================================================

SEMICONDUCTORS-5.13%

Altera Corp.(a)                                    750,000       15,172,500
---------------------------------------------------------------------------
AMIS Holdings, Inc.(a)                             343,300        6,917,495
---------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                          350,000       11,182,500
---------------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)                350,000       11,749,500
---------------------------------------------------------------------------
Intersil Corp.-Class A                             500,000       12,895,000
---------------------------------------------------------------------------
Linear Technology Corp.                            575,000       24,500,750
---------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)         400,000       17,548,000
---------------------------------------------------------------------------
Microchip Technology Inc.                          600,000       19,626,000
===========================================================================
                                                                119,591,745
===========================================================================

SPECIALIZED FINANCE-1.60%

Chicago Mercantile Exchange (The)                  250,000       16,987,500
---------------------------------------------------------------------------
Moody's Corp.                                      350,000       20,240,500
===========================================================================
                                                                 37,228,000
===========================================================================

SPECIALTY CHEMICALS-0.72%

Valspar Corp. (The)                                350,000       16,695,000
===========================================================================

SPECIALTY STORES-5.99%

Bed Bath & Beyond Inc.(a)                          750,000       31,680,000
---------------------------------------------------------------------------
CarMax, Inc.(a)                                    300,000        9,453,000
---------------------------------------------------------------------------
Pep Boys-Manny, Moe & Jack                         150,000        2,884,500
---------------------------------------------------------------------------
Regis Corp.                                        303,000       11,520,060
---------------------------------------------------------------------------
Staples, Inc.(a)                                 1,300,000       34,866,000
---------------------------------------------------------------------------
Tractor Supply Co.(a)                              500,000       20,955,000
---------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                           800,000       28,264,000
===========================================================================
                                                                139,622,560
===========================================================================

SYSTEMS SOFTWARE-1.42%

Adobe Systems Inc.                                 300,000       13,152,000
---------------------------------------------------------------------------
Symantec Corp.(a)                                  300,000       19,995,000
===========================================================================
                                                                 33,147,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

---------------------------------------------------------------------------

TECHNOLOGY DISTRIBUTORS-1.93%

CDW Corp.                                          750,000   $   45,037,500
===========================================================================

THRIFTS & MORTGAGE FINANCE-2.01%

Doral Financial Corp. (Puerto Rico)                350,000       17,675,000
---------------------------------------------------------------------------
New York Community Bancorp, Inc.                   400,000       14,480,000
---------------------------------------------------------------------------
Radian Group Inc.                                  278,600       14,737,940
===========================================================================
                                                                 46,892,940
===========================================================================

TRADING COMPANIES & DISTRIBUTORS-1.91%

Fastenal Co.                                     1,000,000       44,470,000
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,724,243,328)                         2,278,947,483
===========================================================================

MONEY MARKET FUNDS-3.24%

STIC Liquid Assets Portfolio(b)                 37,783,111       37,783,111
---------------------------------------------------------------------------
STIC Prime Portfolio(b)                         37,783,111       37,783,111
===========================================================================
    Total Money Market Funds (Cost
      $75,566,222)                                               75,566,222
===========================================================================
TOTAL INVESTMENTS-101.03% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,799,809,550)                                             2,354,513,705
===========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-22.43%

STIC Liquid Assets Portfolio(b)(c)             261,330,936      261,330,936
---------------------------------------------------------------------------
STIC Prime Portfolio(b)(c)                     261,330,936      261,330,936
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $522,661,872)                                       522,661,872
===========================================================================
TOTAL INVESTMENTS-123.46% (Cost
  $2,322,471,422)                                             2,877,175,577
===========================================================================
OTHER ASSETS LESS LIABILITIES-(23.46%)                         (546,645,008)
===========================================================================
NET ASSETS-100.00%                                           $2,330,530,569
___________________________________________________________________________
===========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $1,724,243,328)*                           $ 2,278,947,483
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $598,228,094)                      598,228,094
------------------------------------------------------------
Cash                                               1,198,825
------------------------------------------------------------
Receivables for:
  Investments sold                                49,660,832
------------------------------------------------------------
  Fund shares sold                                 1,158,837
------------------------------------------------------------
  Dividends                                          324,508
------------------------------------------------------------
Investment for deferred compensation plan            102,238
------------------------------------------------------------
Other assets                                          65,615
============================================================
    Total assets                               2,929,686,432
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           68,040,705
------------------------------------------------------------
  Fund shares reacquired                           5,872,672
------------------------------------------------------------
  Deferred compensation plan                         102,238
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       522,661,872
------------------------------------------------------------
Accrued distribution fees                            697,507
------------------------------------------------------------
Accrued trustees' fees                               133,783
------------------------------------------------------------
Accrued transfer agent fees                        1,310,137
------------------------------------------------------------
Accrued operating expenses                           336,949
============================================================
    Total liabilities                            599,155,863
============================================================
Net assets applicable to shares outstanding  $ 2,330,530,569
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 2,823,914,593
------------------------------------------------------------
Undistributed net investment income (loss)          (235,341)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                       (1,047,852,838)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                     554,704,155
============================================================
                                             $ 2,330,530,569
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 1,983,599,801
____________________________________________________________
============================================================
Class B                                      $   262,098,347
____________________________________________________________
============================================================
Class C                                      $    81,079,129
____________________________________________________________
============================================================
Class R                                      $     1,164,264
____________________________________________________________
============================================================
Institutional Class                          $     2,589,028
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE, UNLIMITED
NUMBER OF SHARES AUTHORIZED:

Class A                                          220,535,728
____________________________________________________________
============================================================
Class B                                           30,408,663
____________________________________________________________
============================================================
Class C                                            9,408,893
____________________________________________________________
============================================================
Class R                                              129,953
____________________________________________________________
============================================================
Institutional Class                                  285,210
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          8.99
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.99 divided by
      94.50%)                                $          9.51
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $          8.62
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $          8.62
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $          8.96
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $          9.08
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $513,411,417 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $25,050)         $  5,010,187
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       966,680
--------------------------------------------------------------------------
Securities lending                                               1,187,469
==========================================================================
    Total investment income                                      7,164,336
==========================================================================

EXPENSES:

Advisory fees                                                   13,458,191
--------------------------------------------------------------------------
Administrative services fees                                       453,825
--------------------------------------------------------------------------
Custodian fees                                                     148,987
--------------------------------------------------------------------------
Distribution fees -- Class A                                     4,512,997
--------------------------------------------------------------------------
Distribution fees -- Class B                                     2,320,962
--------------------------------------------------------------------------
Distribution fees -- Class C                                       720,696
--------------------------------------------------------------------------
Distribution fees -- Class R                                         2,722
--------------------------------------------------------------------------
Transfer agent fees                                              7,339,962
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              69
--------------------------------------------------------------------------
Trustees' fees                                                      45,972
--------------------------------------------------------------------------
Other                                                              767,241
==========================================================================
    Total expenses                                              29,771,624
==========================================================================
Less: Fees waived and expense offset arrangements                  (51,005)
==========================================================================
    Net expenses                                                29,720,619
==========================================================================
Net investment income (loss)                                   (22,556,283)
==========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                    61,969,001
--------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                                   408,592,565
==========================================================================
Net gain from investment securities                            470,561,566
==========================================================================
Net increase in net assets resulting from operations          $448,005,283
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                   2003              2002
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (22,556,283)   $  (29,737,807)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             61,969,001      (454,400,428)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   408,592,565        70,396,760
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  448,005,283      (413,741,475)
==============================================================================================
Share transactions-net:
  Class A                                                       (198,927,862)     (368,156,521)
----------------------------------------------------------------------------------------------
  Class B                                                        (13,011,938)      (19,209,543)
----------------------------------------------------------------------------------------------
  Class C                                                         (6,417,966)       (8,446,307)
----------------------------------------------------------------------------------------------
  Class R                                                            879,113           133,795
----------------------------------------------------------------------------------------------
  Institutional Class                                              1,928,983           145,043
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (215,549,670)     (395,533,533)
==============================================================================================
    Net increase (decrease) in net assets                        232,455,613      (809,275,008)
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,098,074,956     2,907,349,964
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(235,341) and $(208,878) for 2003 and 2002,
    respectively)                                             $2,330,530,569    $2,098,074,956
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $16,521

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $453,825 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") formerly known as A I M Funds Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended October 31, 2003, AISI retained $3,664,649 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B, Class C and Class R shares paid $4,512,997, $2,320,962 $720,696 and $2,722, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $247,028 in front-end sales commissions from the sale of Class A shares and $54,841, $0, $8,182 and $0 from Class A,

Class B and Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $33,957 and reductions in custodian fees of $527 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $34,484.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $5,599 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $513,411,417 were on loan to brokers. The loans were secured by cash collateral of $522,661,872 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2003, the Fund received fees of $1,187,469 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:
------------------------------

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:
-----------------------------

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments       $   547,008,172
------------------------------------------------------------
Temporary book/tax differences                      (235,341)
------------------------------------------------------------
Capital loss carryforward                     (1,040,156,855)
------------------------------------------------------------
Shares of beneficial interest                  2,823,914,593
============================================================
Total net assets                             $ 2,330,530,569
____________________________________________________________
============================================================

    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
------------------------------------------------------------
October 31, 2009                              $  576,417,831
------------------------------------------------------------
October 31, 2010                                 463,739,024
============================================================
Total capital loss carryforward               $1,040,156,855
____________________________________________________________
============================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $1,591,626,604 and $1,744,731,182, respectively.

          UNREALIZED APPRECIATION (DEPRECIATION)
          OF INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $554,050,882
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (7,042,710)
===========================================================
Net unrealized appreciation of investment
  securities                                   $547,008,172
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $2,330,167,405.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of the disallowance of net operating losses on October 31, 2003, undistributed net investment income (loss) was increased by $22,529,820, undistributed net realized gains remained unchanged and shares of beneficial interest decreased by $22,529,820. This reclassification had no effect on the net assets of the Fund.


NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                          2003                            2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      35,791,336    $ 277,895,468     44,066,976    $ 384,377,775
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       4,508,173       33,128,293      6,507,666       55,189,130
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,072,120       15,430,661      2,934,855       24,752,456
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        162,296        1,283,289         18,814          133,820
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                           275,456        2,002,058         18,865          145,043
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         337,998        2,617,107        182,647        1,563,408
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (351,540)      (2,617,107)      (188,487)      (1,563,408)
==========================================================================================================================
Reacquired:
  Class A                                                     (62,095,032)    (479,440,437)   (87,574,389)    (754,097,704)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,947,043)     (43,523,124)    (8,963,129)     (72,835,265)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,982,429)     (21,848,627)    (4,058,002)     (33,198,763)
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (51,154)        (404,176)            (3)             (25)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                            (9,111)         (73,075)            --               --
==========================================================================================================================
                                                              (28,288,930)   $(215,549,670)   (47,054,187)   $(395,533,533)
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
** Institutional Class shares commenced sales on March 15, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A(a)
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------------------------
                                                               2003             2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $     7.30       $     8.68    $    18.41    $    13.90    $    10.04
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.07)(b)        (0.09)(b)     (0.09)(b)     (0.13)        (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.76            (1.29)        (6.34)        11.08          4.05
=================================================================================================================================
    Total from investment operations                              1.69            (1.38)        (6.43)        10.95          3.96
=================================================================================================================================
Less distributions:
  Distributions from net realized gains                             --               --         (3.30)        (6.44)        (0.10)
=================================================================================================================================
Net asset value, end of period                              $     8.99       $     7.30    $     8.68    $    18.41    $    13.90
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  23.15%          (15.90)%      (40.51)%       47.53%        39.73%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $1,983,600       $1,798,318    $2,516,407    $4,444,515    $2,808,451
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           1.30%(d)         1.32%         1.17%         1.04%         1.09%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                         (0.96)%(d)       (1.00)%       (0.79)%       (0.77)%       (0.69)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             78%              68%           89%           79%           75%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and distributions prior to October 31, 1999 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,805,198,791.


                                                                                         CLASS B(a)
                                                              ----------------------------------------------------------------
                                                                                                                 MARCH 1, 1999
                                                                                                                 (DATE SALES
                                                                          YEAR ENDED OCTOBER 31,                 COMMENCED) TO
                                                              -----------------------------------------------    OCTOBER 31,
                                                                2003           2002        2001        2000         1999
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   7.04       $   8.45    $  18.12    $  13.81       $ 10.85
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.13)(b)      (0.15)(b)   (0.17)(b)   (0.29)        (0.07)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.71          (1.26)      (6.20)      11.04          3.03
==============================================================================================================================
    Total from investment operations                              1.58          (1.41)      (6.37)      10.75          2.96
==============================================================================================================================
Less distributions:
  Distributions from net realized gains                             --             --       (3.30)      (6.44)           --
==============================================================================================================================
Net asset value, end of period                                $   8.62       $   7.04    $   8.45    $  18.12       $ 13.81
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                                  22.44%        (16.69)%    (40.90)%     46.29%        27.27%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $262,098       $226,806    $294,303    $374,010       $24,914
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                           2.05%(d)       2.07%       1.94%       1.86%         2.08%(e)
==============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.71)%(d)     (1.75)%     (1.55)%     (1.59)%       (1.68)%(e)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(f)                                          78%            68%         89%         79%           75%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) Per share information and distributions prior to October 31, 1999 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $232,096,158.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                       CLASS C(a)
                                                              -------------------------------------------------------------
                                                                                                              MARCH 1, 1999
                                                                                                              (DATE SALES
                                                                         YEAR ENDED OCTOBER 31,               COMMENCED) TO
                                                              --------------------------------------------    OCTOBER 31,
                                                               2003          2002       2001        2000        1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  7.04       $  8.45    $ 18.11    $  13.81       $10.85
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.13)(b)     (0.15)(b)  (0.17)(b)   (0.29)       (0.07)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.71         (1.26)     (6.19)      11.03         3.03
===========================================================================================================================
    Total from investment operations                             1.58         (1.41)     (6.36)      10.74         2.96
===========================================================================================================================
Less distributions:
  Distributions from net realized gains                            --            --      (3.30)      (6.44)          --
===========================================================================================================================
Net asset value, end of period                                $  8.62       $  7.04    $  8.45    $  18.11       $13.81
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                                 22.44%       (16.69)%   (40.86)%     46.21%       27.27%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $81,079       $72,676    $96,640    $120,591       $6,807
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                          2.05%(d)      2.07%      1.94%       1.86%        2.08%(e)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.71)%(d)    (1.75)%    (1.55)%     (1.59)%      (1.68)%(e)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(f)                                         78%           68%        89%         79%          75%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Per share information and distributions prior to October 31, 1999 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $72,069,646.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                          CLASS R
                                                              -------------------------------
                                                                                JUNE 3, 2002
                                                                                (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31,       OCTOBER 31,
                                                                2003               2002
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 7.29             $  8.89
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.10)(a)           (0.04)(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.77               (1.56)
=============================================================================================
    Total from investment operations                              1.67               (1.60)
=============================================================================================
Net asset value, end of period                                  $ 8.96             $  7.29
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  22.91%             (18.00)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,164             $   137
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets                           1.55%(c)            1.62%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets      (1.21)%(c)          (1.30)%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          78%                 68%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $544,422.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                    INSTITUTIONAL CLASS
                                                              --------------------------------
                                                                                MARCH 15, 2002
                                                                                (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31,       OCTOBER 31,
                                                                2003               2002
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 7.32             $  9.53
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)(a)           (0.02)(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.79               (2.19)
==============================================================================================
    Total from investment operations                              1.76               (2.21)
==============================================================================================
Net asset value, end of period                                  $ 9.08             $  7.32
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                  24.04%             (23.19)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,589             $   138
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets                           0.71%(c)            0.81%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets      (0.37)%(c)          (0.49)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                          78%                 68%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,401,489.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Blue Chip Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Blue Chip Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Blue Chip Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ ERNST & YOUNG LLP


Houston, Texas
December 16, 2003

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.27%

ADVERTISING-1.08%

Omnicom Group Inc.                                400,000   $   31,920,000
==========================================================================

AEROSPACE & DEFENSE-1.94%

Lockheed Martin Corp.                             325,000       15,067,000
--------------------------------------------------------------------------
United Technologies Corp.                         500,000       42,345,000
==========================================================================
                                                                57,412,000
==========================================================================

ALUMINUM-0.64%

Alcoa Inc.                                        600,000       18,942,000
==========================================================================

APPAREL RETAIL-0.61%

Gap, Inc. (The)                                   950,000       18,126,000
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.48%

Franklin Resources, Inc.                          300,000       14,226,000
==========================================================================

BIOTECHNOLOGY-1.88%

Amgen Inc.(a)                                     900,000       55,584,000
==========================================================================

BREWERS-0.50%

Anheuser-Busch Cos., Inc.                         300,000       14,778,000
==========================================================================

BROADCASTING & CABLE TV-0.52%

Clear Channel Communications, Inc.                375,000       15,307,500
==========================================================================

CASINOS & GAMING-0.69%

International Game Technology                     625,000       20,468,750
==========================================================================

COMMUNICATIONS EQUIPMENT-2.91%

Cisco Systems, Inc.(a)                          4,100,000       86,018,000
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.99%

Best Buy Co., Inc.                                500,000       29,155,000
==========================================================================

COMPUTER HARDWARE-2.76%

Dell Inc.(a)                                    1,450,000       52,374,000
--------------------------------------------------------------------------
International Business Machines Corp.             325,000       29,081,000
==========================================================================
                                                                81,455,000
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.84%

EMC Corp.(a)                                    1,800,000       24,912,000
==========================================================================

CONSUMER FINANCE-2.90%

American Express Co.                              900,000       42,237,000
--------------------------------------------------------------------------
MBNA Corp.                                        850,000       21,037,500
--------------------------------------------------------------------------
SLM Corp.                                         575,000       22,517,000
==========================================================================
                                                                85,791,500
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


DATA PROCESSING & OUTSOURCED SERVICES-1.68%

First Data Corp.                                  850,000   $   30,345,000
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   550,000       19,426,000
==========================================================================
                                                                49,771,000
==========================================================================

DIVERSIFIED BANKS-2.66%

Bank of America Corp.                             425,000       32,185,250
--------------------------------------------------------------------------
Wells Fargo & Co.                                 825,000       46,464,000
==========================================================================
                                                                78,649,250
==========================================================================

DIVERSIFIED CAPITAL MARKETS-1.76%

J.P. Morgan Chase & Co.                         1,450,000       52,055,000
==========================================================================

DIVERSIFIED CHEMICALS-0.27%

E. I. du Pont de Nemours & Co.                    200,000        8,080,000
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.61%

Apollo Group, Inc.-Class A(a)                     525,000       33,353,250
--------------------------------------------------------------------------
H&R Block, Inc.                                   300,000       14,127,000
==========================================================================
                                                                47,480,250
==========================================================================

ELECTRIC UTILITIES-1.56%

Dominion Resources, Inc.                          250,000       15,400,000
--------------------------------------------------------------------------
FPL Group, Inc.                                   250,000       15,935,000
--------------------------------------------------------------------------
Southern Co. (The)                                500,000       14,900,000
==========================================================================
                                                                46,235,000
==========================================================================

FOOD DISTRIBUTORS-0.85%

Sysco Corp.                                       750,000       25,245,000
==========================================================================

FOOTWEAR-0.54%

NIKE, Inc.-Class B                                250,000       15,975,000
==========================================================================

GENERAL MERCHANDISE STORES-0.74%

Target Corp.                                      550,000       21,857,000
==========================================================================

HEALTH CARE EQUIPMENT-4.70%

Boston Scientific Corp.(a)                        700,000       47,404,000
--------------------------------------------------------------------------
Medtronic, Inc.                                   850,000       38,734,500
--------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         275,000       15,994,000
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          575,000       36,690,750
==========================================================================
                                                               138,823,250
==========================================================================

HOME IMPROVEMENT RETAIL-1.94%

Home Depot, Inc. (The)                          1,550,000       57,458,500
==========================================================================

HOTELS, RESORTS & CRUISE LINES-0.56%

Carnival Corp. (Panama)                           475,000       16,582,250
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

HOUSEHOLD PRODUCTS-2.89%

Colgate-Palmolive Co.                             450,000   $   23,935,500
--------------------------------------------------------------------------
Procter & Gamble Co. (The)                        625,000       61,431,250
==========================================================================
                                                                85,366,750
==========================================================================

HYPERMARKETS & SUPER CENTERS-3.29%

Wal-Mart Stores, Inc.                           1,650,000       97,267,500
==========================================================================

INDUSTRIAL CONGLOMERATES-3.02%

3M Co.                                            195,000       15,379,650
--------------------------------------------------------------------------
General Electric Co.                            2,550,000       73,975,500
==========================================================================
                                                                89,355,150
==========================================================================

INDUSTRIAL GASES-0.54%

Air Products & Chemicals, Inc.                    350,000       15,893,500
==========================================================================

INDUSTRIAL MACHINERY-0.52%

Danaher Corp.                                     185,000       15,327,250
==========================================================================

INTEGRATED OIL & GAS-2.29%

Exxon Mobil Corp.                               1,850,000       67,673,000
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.61%

SBC Communications Inc.                           750,000       17,985,000
==========================================================================

INTERNET RETAIL-0.76%

eBay Inc.(a)                                      400,000       22,376,000
==========================================================================

INVESTMENT BANKING & BROKERAGE-4.77%

Goldman Sachs Group, Inc. (The)                   500,000       46,950,000
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         800,000       47,360,000
--------------------------------------------------------------------------
Morgan Stanley                                    850,000       46,639,500
==========================================================================
                                                               140,949,500
==========================================================================

LIFE & HEALTH INSURANCE-0.75%

Prudential Financial, Inc.                        575,000       22,218,000
==========================================================================

MANAGED HEALTH CARE-1.46%

UnitedHealth Group Inc.                           850,000       43,248,000
==========================================================================

MOVIES & ENTERTAINMENT-1.48%

Viacom Inc.-Class B                             1,100,000       43,857,000
==========================================================================

MULTI-LINE INSURANCE-1.75%

American International Group, Inc.                850,000       51,705,500
==========================================================================

OIL & GAS DRILLING-1.00%

ENSCO International Inc.                          550,000       14,492,500
--------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              400,000       15,120,000
==========================================================================
                                                                29,612,500
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


OIL & GAS EQUIPMENT & SERVICES-0.76%

Schlumberger Ltd. (Netherlands)                   475,000   $   22,310,750
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.85%

Citigroup Inc.                                  2,400,000      113,760,000
==========================================================================

PHARMACEUTICALS-6.69%

Allergan, Inc.                                    325,000       24,576,500
--------------------------------------------------------------------------
Johnson & Johnson                                 750,000       37,747,500
--------------------------------------------------------------------------
Pfizer Inc.                                     2,350,000       74,260,000
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        375,000       21,333,750
--------------------------------------------------------------------------
Wyeth                                             900,000       39,726,000
==========================================================================
                                                               197,643,750
==========================================================================

RAILROADS-0.66%

Canadian National Railway Co. (Canada)            325,000       19,565,000
==========================================================================

REGIONAL BANKS-0.74%

Fifth Third Bancorp                               375,000       21,735,000
==========================================================================

RESTAURANTS-0.34%

McDonald's Corp.                                  400,000       10,004,000
==========================================================================

SEMICONDUCTOR EQUIPMENT-2.93%

Applied Materials, Inc.(a)                      1,500,000       35,055,000
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               450,000       25,798,500
--------------------------------------------------------------------------
Novellus Systems, Inc.(a)                         625,000       25,806,250
==========================================================================
                                                                86,659,750
==========================================================================

SEMICONDUCTORS-6.94%

Analog Devices, Inc.(a)                           650,000       28,814,500
--------------------------------------------------------------------------
Intel Corp.                                     2,500,000       82,625,000
--------------------------------------------------------------------------
Linear Technology Corp.                           650,000       27,696,500
--------------------------------------------------------------------------
Microchip Technology Inc.                         800,000       26,168,000
--------------------------------------------------------------------------
Texas Instruments Inc.                            500,000       14,460,000
--------------------------------------------------------------------------
Xilinx, Inc.(a)                                   800,000       25,360,000
==========================================================================
                                                               205,124,000
==========================================================================

SOFT DRINKS-1.28%

Coca-Cola Co. (The)                               400,000       18,560,000
--------------------------------------------------------------------------
PepsiCo, Inc.                                     400,000       19,128,000
==========================================================================
                                                                37,688,000
==========================================================================

SPECIALTY STORES-1.79%

Bed Bath & Beyond Inc.(a)                         725,000       30,624,000
--------------------------------------------------------------------------
Staples, Inc.(a)                                  825,000       22,126,500
==========================================================================
                                                                52,750,500
==========================================================================

SYSTEMS SOFTWARE-6.47%

Computer Associates International, Inc.           675,000       15,876,000
--------------------------------------------------------------------------
Microsoft Corp.                                 3,900,000      101,985,000
--------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
SYSTEMS SOFTWARE-(CONTINUED)

Oracle Corp.(a)                                 2,500,000   $   29,900,000
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                       1,200,000       43,380,000
==========================================================================
                                                               191,141,000
==========================================================================

THRIFTS & MORTGAGE FINANCE-1.09%

Fannie Mae                                        450,000       32,260,500
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.99%

AT&T Wireless Services Inc.(a)                  1,100,000        7,975,000
--------------------------------------------------------------------------
Vodafone Group PLC-ADR (United Kingdom)         1,000,000       21,150,000
==========================================================================
                                                                29,125,000
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,273,576,585)                        2,874,909,150
==========================================================================

MONEY MARKET FUNDS-2.18%

STIC Liquid Assets Portfolio(b)                32,255,406       32,255,406
--------------------------------------------------------------------------
STIC Prime Portfolio(b)                        32,255,406       32,255,406
==========================================================================
    Total Money Market Funds (Cost
      $64,510,812)                                              64,510,812
==========================================================================
TOTAL INVESTMENTS-99.45% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $2,338,087,397)                                            2,939,419,962
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

--------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.02%

STIC Liquid Assets Portfolio(b)(c)                447,700   $      447,700
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $447,700)                                              447,700
==========================================================================
TOTAL INVESTMENTS-99.47% (Cost
  $2,338,535,097)                                            2,939,867,662
==========================================================================
OTHER ASSETS LESS LIABILITIES-0.53%                             15,680,944
==========================================================================
NET ASSETS-100.00%                                          $2,955,548,606
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $2,273,576,585)*                            $2,874,909,150
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $64,958,512)                              64,958,512
------------------------------------------------------------
Receivables for:
  Investments sold                                24,683,025
------------------------------------------------------------
  Fund shares sold                                 2,304,821
------------------------------------------------------------
  Dividends                                        3,002,219
------------------------------------------------------------
Investment for deferred compensation plan             85,703
------------------------------------------------------------
Other assets                                          89,262
============================================================
    Total assets                               2,970,032,692
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            2,960,690
------------------------------------------------------------
  Fund shares reacquired                           6,778,210
------------------------------------------------------------
  Deferred compensation plan                          85,703
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                           447,700
------------------------------------------------------------
Accrued distribution fees                          1,754,494
------------------------------------------------------------
Accrued trustees' fees                               113,708
------------------------------------------------------------
Accrued transfer agent fees                        1,879,182
------------------------------------------------------------
Accrued operating expenses                           464,399
============================================================
    Total liabilities                             14,484,086
============================================================
Net assets applicable to shares outstanding   $2,955,548,606
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $4,174,409,315
------------------------------------------------------------
Undistributed net investment income (loss)          (193,930)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                       (1,819,999,344)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                      601,332,565
============================================================
                                              $2,955,548,606
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,439,517,589
____________________________________________________________
============================================================
Class B                                       $1,223,820,934
____________________________________________________________
============================================================
Class C                                       $  290,396,300
____________________________________________________________
============================================================
Class R                                       $    1,577,836
____________________________________________________________
============================================================
Investor Class                                $      100,222
____________________________________________________________
============================================================
Institutional Class                           $      135,725
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          134,716,761
____________________________________________________________
============================================================
Class B                                          119,762,062
____________________________________________________________
============================================================
Class C                                           28,419,655
____________________________________________________________
============================================================
Class R                                              147,951
____________________________________________________________
============================================================
Investor Class                                         9,378
____________________________________________________________
============================================================
Institutional Class                                   12,560
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        10.69
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.69 divided by
      94.50%)                                 $        11.31
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        10.22
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        10.22
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        10.66
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $        10.69
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        10.81
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $431,970 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $79,735)         $  35,405,963
---------------------------------------------------------------------------
Dividends from affiliated money market funds                        985,598
---------------------------------------------------------------------------
Interest                                                             35,871
---------------------------------------------------------------------------
Securities lending                                                   34,455
===========================================================================
    Total investment income                                      36,461,887
===========================================================================

EXPENSES:

Advisory fees                                                    17,924,075
---------------------------------------------------------------------------
Administrative services fees                                        540,113
---------------------------------------------------------------------------
Custodian fees                                                      190,013
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         4,741,551
---------------------------------------------------------------------------
  Class B                                                        11,597,496
---------------------------------------------------------------------------
  Class C                                                         2,827,049
---------------------------------------------------------------------------
  Class R                                                             2,613
---------------------------------------------------------------------------
  Investor Class                                                         10
---------------------------------------------------------------------------
Transfer agent fees                                              11,540,164
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                               81
---------------------------------------------------------------------------
Trustees' fees                                                       58,866
---------------------------------------------------------------------------
Other                                                             1,213,386
===========================================================================
    Total expenses                                               50,635,417
===========================================================================
Less: Fees waived and expense offset arrangements                   (72,046)
===========================================================================
    Net expenses                                                 50,563,371
===========================================================================
Net investment income (loss)                                    (14,101,484)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (109,521,399)
---------------------------------------------------------------------------
  Foreign currencies                                                  1,362
---------------------------------------------------------------------------
  Futures contracts                                               4,362,825
===========================================================================
                                                               (105,157,212)
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         520,451,864
---------------------------------------------------------------------------
  Foreign currencies                                                   (538)
---------------------------------------------------------------------------
  Futures contracts                                              (1,164,391)
===========================================================================
                                                                519,286,935
===========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                             414,129,723
===========================================================================
Net increase in net assets resulting from operations          $ 400,028,239
___________________________________________________________________________
===========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                   2003              2002
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (14,101,484)   $   (26,181,399)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                    (105,157,212)      (605,224,882)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                    519,286,935        (87,627,440)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  400,028,239       (719,033,721)
===============================================================================================
Share transactions-net:
  Class A                                                       (162,460,380)      (325,975,435)
-----------------------------------------------------------------------------------------------
  Class B                                                       (136,334,779)      (303,773,409)
-----------------------------------------------------------------------------------------------
  Class C                                                        (51,018,964)      (109,471,968)
-----------------------------------------------------------------------------------------------
  Class R                                                          1,425,250             36,356
-----------------------------------------------------------------------------------------------
  Investor Class                                                      99,068                 --
-----------------------------------------------------------------------------------------------
  Institutional Class                                                (43,881)           168,155
===============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (348,333,686)      (739,016,301)
===============================================================================================
    Net increase (decrease) in net assets                         51,694,553     (1,458,050,022)
===============================================================================================

NET ASSETS:

  Beginning of year                                            2,903,854,053      4,361,904,075
===============================================================================================
  End of year (including undistributed net investment income
    (loss) of ($193,930) and ($154,369) for 2003 and 2002,
    respectively)                                             $2,955,548,606    $ 2,903,854,053
_______________________________________________________________________________________________
===============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is long-term growth of capital with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $21,702.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $540,113 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended October 31, 2003, AISI retained $6,046,387 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R, the Institutional Class and the Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and the Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B, Class C, Class R and the Investor Class shares paid $4,741,551, $11,597,496, $2,827,049, $2,613 and $10, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $345,660 in front-end sales commissions from the sale of Class A shares and $27,553, $3,029, $17,172 and $0 from

Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $48,392 and reductions in custodian fees of $1,952 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $50,344.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $6,755 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $431,970 were on loan to brokers. The loans were secured by cash collateral of $447,700 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2003, the Fund received fees of $34,455 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments       $   557,955,231
------------------------------------------------------------
Temporary book/tax differences                      (193,930)
------------------------------------------------------------
Capital loss carryforward                     (1,776,622,010)
------------------------------------------------------------
Shares of beneficial interest                  4,174,409,315
============================================================
Total net assets                             $ 2,955,548,606
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
------------------------------------------------------------
October 31, 2007                              $   38,614,682
------------------------------------------------------------
October 31, 2008                                 185,511,022
------------------------------------------------------------
October 31, 2009                                 833,974,843
------------------------------------------------------------
October 31, 2010                                 615,639,140
------------------------------------------------------------
October 31, 2011                                 102,882,323
============================================================
Total capital loss carryforward               $1,776,622,010
____________________________________________________________
============================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $752,061,350 and $1,056,490,615, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $611,034,149
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (53,078,918)
===========================================================
Net unrealized appreciation of investment
  securities                                   $557,955,231
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $2,381,912,431.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2003, undistributed net investment income was increased by $14,061,923, undistributed net realized gains decreased by $1,362 and shares of beneficial interest decreased by $14,060,561. This reclassification had no effect on net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently consists of six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, the Institutional Class shares and the Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, the Institutional Class shares and the Investor Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                          2003                            2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      30,092,109    $ 289,868,346     35,714,782    $ 388,117,102
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      12,053,281      111,049,162     15,784,454      168,633,848
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       4,161,204       38,212,257      5,922,957       63,436,977
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        164,023        1,619,420          3,975           36,381
--------------------------------------------------------------------------------------------------------------------------
  Investor Class**                                                 12,285          130,138             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class***                                               --               --         19,795          192,879
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       1,670,042       16,099,491      1,132,609       12,298,772
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,741,215)     (16,099,491)    (1,170,222)     (12,298,772)
==========================================================================================================================
Reacquired:
  Class A                                                     (49,132,867)    (468,428,217)   (68,970,741)    (726,391,309)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (25,556,829)    (231,284,450)   (45,721,299)    (460,108,485)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (9,824,798)     (89,231,221)   (16,701,794)    (172,908,945)
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (20,044)        (194,170)            (3)             (25)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class**                                                 (2,907)         (31,070)            --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class***                                           (4,720)         (43,881)        (2,515)         (24,724)
==========================================================================================================================
                                                              (38,130,436)   $(348,333,686)   (73,988,002)   $(739,016,301)
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
 ** Investor Class shares commenced sales on September 30, 2003.
*** Institutional Class shares commenced sales on March 15, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                               CLASS A(a)
                                        -----------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                        -----------------------------------------------------------------------------------------
                                           2003              2002               2001               2000               1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $     9.22         $    11.22         $    17.29         $    15.49         $    12.05
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.02)             (0.04)(b)          (0.04)             (0.05)(b)           0.01
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)            1.49              (1.96)             (6.03)              1.85               3.47
=================================================================================================================================
    Total from investment operations          1.47              (2.00)             (6.07)              1.80               3.48
=================================================================================================================================
Less distributions:
  Dividends from net investment income          --                 --                 --                 --              (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                       --                 --                 --                 --              (0.03)
=================================================================================================================================
    Total distributions                         --                 --                 --                 --              (0.04)
=================================================================================================================================
Net asset value, end of period          $    10.69         $     9.22         $    11.22         $    17.29         $    15.49
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                              15.94%            (17.82)%           (35.11)%            11.60%             29.01%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $1,439,518         $1,402,589         $2,067,602         $3,163,453         $2,299,551
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                      1.47%(d)           1.40%              1.28%              1.19%              1.19%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                      (0.17)%(d)         (0.33)%            (0.29)%            (0.31)%             0.03%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                         28%                28%                31%                22%                22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 has been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,354,728,865.


                                                                               CLASS B(a)
                                        -----------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                        -----------------------------------------------------------------------------------------
                                           2003              2002               2001               2000               1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $     8.88         $    10.87         $    16.87         $    15.22         $    11.91
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.08)             (0.10)(b)          (0.13)             (0.17)(b)          (0.10)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)            1.42              (1.89)             (5.87)              1.82               3.44
=================================================================================================================================
    Total from investment operations          1.34              (1.99)             (6.00)              1.65               3.34
=================================================================================================================================
Less distributions from net realized
  gains                                         --                 --                 --                 --              (0.03)
=================================================================================================================================
Net asset value, end of period          $    10.22         $     8.88         $    10.87         $    16.87         $    15.22
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                              15.09%            (18.31)%           (35.57)%            10.87%             28.08%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $1,223,821         $1,198,513         $1,806,464         $2,746,149         $1,891,171
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                      2.12%(d)           2.05%              1.94%              1.88%              1.91%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                      (0.82)%(d)         (0.98)%            (0.94)%            (1.00)%            (0.68)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                         28%                28%                31%                22%                22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 has been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,159,749,563.


                                                                                      CLASS C(a)
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2003           2002        2001        2000        1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.88       $  10.87    $  16.86    $  15.21    $  11.91
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)         (0.10)(b)    (0.13)     (0.17)(b)    (0.10)(b)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.42          (1.89)      (5.86)       1.82        3.43
=========================================================================================================================
    Total from investment operations                              1.34          (1.99)      (5.99)       1.65        3.33
=========================================================================================================================
Less distributions from net realized gains                          --             --          --          --       (0.03)
=========================================================================================================================
Net asset value, end of period                                $  10.22       $   8.88    $  10.87    $  16.86    $  15.21
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                  15.09%        (18.31)%    (35.53)%     10.82%      28.09%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $290,396       $302,555    $487,838    $720,186    $349,951
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           2.12%(d)       2.05%       1.94%       1.88%       1.90%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.82)%(d)     (0.98)%     (0.94)%     (1.00)%     (0.68)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             28%            28%         31%         22%         22%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $282,704,852.

                                                                        CLASS R
                                                              ----------------------------
                                                                             JUNE 3, 2002
                                                                              (DATE SALES
                                                              YEAR ENDED     COMMENCED) TO
                                                              OCTOBER 31,     OCTOBER 31,
                                                                 2003            2002
------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.22          $ 10.53
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.00)           (0.02)(a)
------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                                  1.44            (1.29)
==========================================================================================
     Total from investment operations                             1.44            (1.31)
==========================================================================================
Net asset value, end of period                                  $10.66          $  9.22
__________________________________________________________________________________________
==========================================================================================
Total return(b)                                                 15.62%           (12.44)%
__________________________________________________________________________________________
==========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,578          $    37
__________________________________________________________________________________________
==========================================================================================
Ratio of expenses to average net assets                           1.62%(c)         1.55%(d)
==========================================================================================
Ratio of net investment income (loss) to average net assets      (0.32)%(c)       (0.49)%(d)
__________________________________________________________________________________________
==========================================================================================
Portfolio turnover rate(e)                                         28%              28%
__________________________________________________________________________________________
==========================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $522,665.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                (DATE SALES
                                                                 COMMENCED)
                                                                TO OCTOBER 31,
                                                                    2003
----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.16
----------------------------------------------------------------------------------
Income from investment operations:
  Net Investment income (loss)                                         (0.00)
----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.53
==================================================================================
    Total from investment operations                                    0.53
==================================================================================
Net asset value, end of period                                        $10.69
__________________________________________________________________________________
==================================================================================
Total return(a)                                                         5.22%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $  100
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets                                 1.29%(b)
==================================================================================
Ratio of net investment income (loss) to average net assets            (0.01)%(b)
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate(c)                                                28%
__________________________________________________________________________________
==================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $49,231.
(c)  Not annualized for periods less than one year.


                                                                    INSTITUTIONAL CLASS
                                                              --------------------------------
                                                                                MARCH 15, 2002
                                                                                (DATE SALES
                                                              YEAR ENDED        COMMENCED)
                                                              OCTOBER 31,       TO OCTOBER 31,
                                                                2003               2002
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.26             $ 12.13
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.06                0.02(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.49               (2.89)
==============================================================================================
    Total from investment operations                              1.55               (2.87)
==============================================================================================
Net asset value, end of period                                  $10.81             $  9.26
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                  16.74%             (23.66)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  136             $   160
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets                           0.77%(c)            0.77%(d)
==============================================================================================
Ratio of net investment income to average net assets              0.53%(c)            0.30%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                          28%                 28%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $141,917.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Capital Development Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Capital Development Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Capital Development Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             -s- Ernst & Young LLP
December 16, 2003

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.74%

ADVERTISING-1.14%

Interpublic Group of Cos., Inc. (The)(a)          498,200   $    7,413,216
--------------------------------------------------------------------------
Lamar Advertising Co.(a)                          136,000        4,120,800
==========================================================================
                                                                11,534,016
==========================================================================

AIR FREIGHT & LOGISTICS-1.07%

C.H. Robinson Worldwide, Inc.                     274,900       10,770,582
==========================================================================

APPAREL RETAIL-1.50%

Limited Brands                                    288,000        5,068,800
--------------------------------------------------------------------------
Ross Stores, Inc.                                 201,200       10,062,012
==========================================================================
                                                                15,130,812
==========================================================================

APPLICATION SOFTWARE-4.41%

Amdocs Ltd. (United Kingdom)(a)                   365,400        7,841,484
--------------------------------------------------------------------------
Autodesk, Inc.                                    578,100       11,128,425
--------------------------------------------------------------------------
Hyperion Solutions Corp.(a)                       280,500        9,393,945
--------------------------------------------------------------------------
Intuit Inc.(a)                                    191,800        9,586,164
--------------------------------------------------------------------------
Siebel Systems, Inc.(a)                           514,600        6,478,814
==========================================================================
                                                                44,428,832
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.93%

Affiliated Managers Group, Inc.(a)                141,000       10,222,500
--------------------------------------------------------------------------
American Capital Strategies, Ltd.                 342,400        9,244,800
==========================================================================
                                                                19,467,300
==========================================================================

BIOTECHNOLOGY-0.47%

QLT Inc. (Canada)(a)                              304,200        4,699,890
==========================================================================

BROADCASTING & CABLE TV-0.86%

Cox Radio, Inc.-Class A(a)                        300,000        6,636,000
--------------------------------------------------------------------------
Westwood One, Inc.(a)                              67,200        2,011,296
==========================================================================
                                                                 8,647,296
==========================================================================

BUILDING PRODUCTS-1.23%

American Standard Cos. Inc.(a)                    129,600       12,402,720
==========================================================================

CASINOS & GAMING-2.10%

GTECH Holdings Corp.                              245,300       10,960,004
--------------------------------------------------------------------------
Harrah's Entertainment, Inc.                      234,400       10,196,400
==========================================================================
                                                                21,156,404
==========================================================================

COMMUNICATIONS EQUIPMENT-2.32%

Avocent Corp.(a)                                  154,400        5,836,320
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-(CONTINUED)

Harris Corp.                                      284,900   $   10,603,978
--------------------------------------------------------------------------
UTStarcom, Inc.(a)                                219,900        6,926,850
==========================================================================
                                                                23,367,148
==========================================================================

COMPUTER STORAGE & PERIPHERALS-1.50%

Hutchinson Technology Inc.(a)                     160,000        5,361,600
--------------------------------------------------------------------------
Imation Corp.                                     285,000        9,704,250
==========================================================================
                                                                15,065,850
==========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.08%

Cummins Inc.                                      117,100        5,550,540
--------------------------------------------------------------------------
Navistar International Corp.(a)                   130,900        5,292,287
==========================================================================
                                                                10,842,827
==========================================================================

CONSUMER FINANCE-1.76%

AmeriCredit Corp.(a)                              602,000        8,066,800
--------------------------------------------------------------------------
Capital One Financial Corp.                       159,000        9,667,200
==========================================================================
                                                                17,734,000
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.63%

Alliance Data Systems Corp.(a)                    354,200        9,839,676
--------------------------------------------------------------------------
Certegy Inc.                                      200,450        6,747,147
--------------------------------------------------------------------------
DST Systems, Inc.(a)                              262,900        9,942,878
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   143,400        5,064,888
--------------------------------------------------------------------------
Iron Mountain Inc.(a)                             131,100        5,013,264
==========================================================================
                                                                36,607,853
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.13%

ARAMARK Corp.-Class B(a)                          398,700       10,653,264
--------------------------------------------------------------------------
Career Education Corp.(a)                         108,400        5,804,820
--------------------------------------------------------------------------
United Rentals, Inc.(a)                           286,500        4,990,830
==========================================================================
                                                                21,448,914
==========================================================================

DIVERSIFIED METALS & MINING-1.06%

CONSOL Energy Inc. (Acquired 9/17/03; Cost
  $9,740,412)(a)(b)(c)                            546,600       10,650,501
==========================================================================

ELECTRIC UTILITIES-1.10%

Wisconsin Energy Corp.                            337,500       11,053,125
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT-2.22%

Cooper Industries, Ltd.-Class A (Bermuda)         214,000   $   11,320,600
--------------------------------------------------------------------------
Rockwell Automation, Inc.                         354,600       11,010,330
==========================================================================
                                                                22,330,930
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-3.20%

Amphenol Corp.-Class A(a)                         187,600       11,021,500
--------------------------------------------------------------------------
Varian Inc.(a)                                    282,800       10,127,068
--------------------------------------------------------------------------
Waters Corp.(a)                                   353,400       11,107,362
==========================================================================
                                                                32,255,930
==========================================================================

ENVIRONMENTAL SERVICES-1.00%

Republic Services, Inc.                           435,000       10,113,750
==========================================================================

FOOTWEAR-1.12%

Reebok International Ltd.                         290,800       11,326,660
==========================================================================

FOREST PRODUCTS-1.06%

Louisiana-Pacific Corp.(a)                        561,200       10,674,024
==========================================================================

GAS UTILITIES-1.09%

Kinder Morgan, Inc.                               205,800       11,020,590
==========================================================================

GENERAL MERCHANDISE STORES-1.49%

Dollar General Corp.                              232,100        5,215,287
--------------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                       255,500        9,754,990
==========================================================================
                                                                14,970,277
==========================================================================

HEALTH CARE DISTRIBUTORS-1.61%

Omnicare, Inc.                                    424,100       16,259,994
==========================================================================

HEALTH CARE EQUIPMENT-2.71%

Bard (C.R.), Inc.                                 153,800       12,311,690
--------------------------------------------------------------------------
Hillenbrand Industries, Inc.                      177,600       10,572,528
--------------------------------------------------------------------------
STERIS Corp.(a)                                   210,000        4,372,200
==========================================================================
                                                                27,256,418
==========================================================================

HEALTH CARE FACILITIES-0.47%

Universal Health Services, Inc.-Class B(a)        100,000        4,705,000
==========================================================================

HEALTH CARE SERVICES-3.27%

AdvancePCS(a)                                      74,200        3,819,074
--------------------------------------------------------------------------
Caremark Rx, Inc.(a)                              490,900       12,297,045
--------------------------------------------------------------------------
DaVita, Inc.(a)                                   308,600       10,831,860
--------------------------------------------------------------------------
Lincare Holdings Inc.(a)                          153,100        5,961,714
==========================================================================
                                                                32,909,693
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


HEALTH CARE SUPPLIES-1.16%

Fisher Scientific International Inc.(a)           290,000   $   11,672,500
==========================================================================

HOMEBUILDING-0.63%

Lennar Corp.-Class A                               69,100        6,346,835
==========================================================================

HOTELS, RESORTS & CRUISE LINES-0.38%

Starwood Hotels & Resorts Worldwide, Inc.         113,800        3,838,474
==========================================================================

HOUSEWARES & SPECIALTIES-1.13%

Yankee Candle Co., Inc. (The)(a)                  408,400       11,427,032
==========================================================================

INDUSTRIAL GASES-0.86%

Airgas, Inc.                                      455,000        8,713,250
==========================================================================

INDUSTRIAL MACHINERY-2.06%

Parker-Hannifin Corp.                             194,400        9,908,568
--------------------------------------------------------------------------
SPX Corp.(a)                                      225,900       10,870,308
==========================================================================
                                                                20,778,876
==========================================================================

INTEGRATED OIL & GAS-0.76%

Murphy Oil Corp.                                  129,500        7,637,910
==========================================================================

INTERNET SOFTWARE & SERVICES-0.52%

United Online, Inc.(a)                            182,200        5,245,538
==========================================================================

INVESTMENT COMPANIES-ETFS-0.26%

iShares Nasdaq Biotechnology Index Fund(a)         36,400        2,584,036
==========================================================================

LEISURE PRODUCTS-2.28%

Brunswick Corp.                                   386,100       11,455,587
--------------------------------------------------------------------------
Hasbro, Inc.                                      530,300       11,560,540
==========================================================================
                                                                23,016,127
==========================================================================

MANAGED HEALTH CARE-1.23%

Anthem, Inc.(a)                                    73,000        4,995,390
--------------------------------------------------------------------------
Coventry Health Care, Inc.(a)                     135,200        7,402,200
==========================================================================
                                                                12,397,590
==========================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.13%

Williams Cos., Inc. (The)                       1,120,100       11,425,020
==========================================================================

OFFICE ELECTRONICS-0.91%

Zebra Technologies Corp.-Class A(a)               161,150        9,177,493
==========================================================================

OIL & GAS DRILLING-1.19%

Pride International, Inc.(a)                      447,300        7,326,774
--------------------------------------------------------------------------
Rowan Cos., Inc.(a)                               194,300        4,653,485
==========================================================================
                                                                11,980,259
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-0.83%

BJ Services Co.(a)                                111,300   $    3,651,753
--------------------------------------------------------------------------
Key Energy Services, Inc.(a)                      539,500        4,709,835
==========================================================================
                                                                 8,361,588
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.83%

XTO Energy, Inc.                                  351,300        8,315,271
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.30%

CapitalSource Inc.(a)                             137,700        2,994,975
==========================================================================

PACKAGED FOODS & MEATS-0.54%

Flowers Foods, Inc.                               228,400        5,419,932
==========================================================================

PAPER PACKAGING-2.08%

Sealed Air Corp.(a)                               202,200       10,763,106
--------------------------------------------------------------------------
Smurfit-Stone Container Corp.(a)                  659,100       10,216,050
==========================================================================
                                                                20,979,156
==========================================================================

PERSONAL PRODUCTS-1.04%

NBTY, Inc.(a)                                     385,600       10,507,600
==========================================================================

PHARMACEUTICALS-3.14%

Medicis Pharmaceutical Corp.-Class A               97,600        6,182,960
--------------------------------------------------------------------------
Mylan Laboratories Inc.                           215,100        5,194,665
--------------------------------------------------------------------------
Pharmaceutical Resources, Inc.(a)                 149,500       10,805,860
--------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                     413,547        9,470,226
==========================================================================
                                                                31,653,711
==========================================================================

PROPERTY & CASUALTY INSURANCE-1.97%

ACE Ltd. (Cayman Islands)                         270,617        9,742,212
--------------------------------------------------------------------------
Quanta Capital Holdings Ltd. (Bermuda)
  (Acquired 08/27/03; Cost $10,000,000)(a)(b)   1,000,000       10,100,000
==========================================================================
                                                                19,842,212
==========================================================================

PUBLISHING-0.33%

Journal Communications, Inc.-Class A(a)           189,700        3,374,763
==========================================================================

REAL ESTATE-2.63%

American Financial Realty Trust(c)                840,100       12,769,520
--------------------------------------------------------------------------
Friedman, Billings, Ramsey Group, Inc.-Class
  A                                               689,155       13,727,968
==========================================================================
                                                                26,497,488
==========================================================================

REGIONAL BANKS-0.47%

Compass Bancshares, Inc.                          125,100        4,726,278
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


REINSURANCE-2.45%

Everest Re Group, Ltd. (Bermuda)                  120,800   $   10,020,360
--------------------------------------------------------------------------
PartnerRe Ltd. (Bermuda)                           91,500        4,965,705
--------------------------------------------------------------------------
Platinum Underwriters Holdings, Ltd.
  (Bermuda)                                       337,200        9,691,128
==========================================================================
                                                                24,677,193
==========================================================================

RESTAURANTS-2.14%

Brinker International, Inc.(a)                    305,600        9,727,248
--------------------------------------------------------------------------
Ruby Tuesday, Inc.                                431,500       11,801,525
==========================================================================
                                                                21,528,773
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.56%

Novellus Systems, Inc.(a)                         136,700        5,644,343
==========================================================================

SEMICONDUCTORS-3.91%

Cypress Semiconductor Corp.(a)                    252,000        5,407,920
--------------------------------------------------------------------------
GlobespanVirata, Inc.(a)                        1,087,400        6,698,384
--------------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)               297,300        9,980,361
--------------------------------------------------------------------------
Intersil Corp.-Class A                            276,300        7,125,777
--------------------------------------------------------------------------
Microchip Technology Inc.                         311,162       10,178,109
==========================================================================
                                                                39,390,551
==========================================================================

SPECIALTY CHEMICALS-0.51%

Great Lakes Chemical Corp.                        239,500        5,149,250
==========================================================================

SPECIALTY STORES-3.38%

Advance Auto Parts, Inc.(a)                       167,600       13,109,672
--------------------------------------------------------------------------
Michaels Stores, Inc.                             245,700       11,663,379
--------------------------------------------------------------------------
Rent-A-Center, Inc.(a)                            297,500        9,299,850
==========================================================================
                                                                34,072,901
==========================================================================

TECHNOLOGY DISTRIBUTORS-1.01%

CDW Corp.                                         170,100       10,214,505
==========================================================================

THRIFTS & MORTGAGE FINANCE-5.59%

Doral Financial Corp. (Puerto Rico)               222,100       11,216,050
--------------------------------------------------------------------------
New Century Financial Corp.                       153,100        5,676,948
--------------------------------------------------------------------------
New York Community Bancorp, Inc.                  336,666       12,187,309
--------------------------------------------------------------------------
PMI Group, Inc. (The)                             276,900       10,585,887
--------------------------------------------------------------------------
Radian Group Inc.                                 209,000       11,056,100
--------------------------------------------------------------------------
Saxon Capital Acquisition Corp.(a)(c)             296,600        5,582,012
==========================================================================
                                                                56,304,306
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $736,403,096)                            974,727,072
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

MONEY MARKET FUNDS-3.25%

STIC Liquid Assets Portfolio(d)                16,395,571   $   16,395,571
--------------------------------------------------------------------------
STIC Prime Portfolio(d)                        16,395,571       16,395,571
==========================================================================
    Total Money Market Funds (Cost
      $32,791,142)                                              32,791,142
==========================================================================
TOTAL INVESTMENTS-99.99% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $769,194,238)                1,007,518,214
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

--------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-15.47%

STIC Liquid Assets Portfolio(d)(e)             77,943,886   $   77,943,886
--------------------------------------------------------------------------
STIC Prime Portfolio(d)(e)                     77,943,886       77,943,886
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $155,887,772)                                      155,887,772
==========================================================================
TOTAL INVESTMENTS-115.46% (Cost $925,082,010)                1,163,405,986
==========================================================================
OTHER ASSETS LESS LIABILITIES-(15.46%)                        (155,813,164)
==========================================================================
NET ASSETS-100.00%                                          $1,007,592,822
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 10/31/03 was $20,750,501, which represented 2.06% of the Fund's net assets. These securities are considered to be illiquid.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $736,403,096)*                              $  974,727,072
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $188,678,914)                            188,678,914
------------------------------------------------------------
Receivables for:
  Investments sold                                14,296,403
------------------------------------------------------------
  Fund shares sold                                   495,691
------------------------------------------------------------
  Dividends                                          134,758
------------------------------------------------------------
Investment for deferred compensation plan             48,771
------------------------------------------------------------
Other assets                                          34,459
============================================================
     Total assets                              1,178,416,068
____________________________________________________________
============================================================
LIABILITIES:

Payables for:
  Investments purchased                           12,090,192
------------------------------------------------------------
  Fund shares reacquired                           1,282,728
------------------------------------------------------------
  Deferred compensation plan                          48,771
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                      155,887,772
------------------------------------------------------------
Accrued distribution fees                            629,898
------------------------------------------------------------
Accrued trustees' fees                                41,641
------------------------------------------------------------
Accrued transfer agent fees                          675,452
------------------------------------------------------------
Accrued operating expenses                           166,792
============================================================
  Total liabilities                              170,823,246
============================================================
Net assets applicable to shares outstanding   $1,007,592,822
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  745,788,184
------------------------------------------------------------
Undistributed net investment income (loss)           (85,597)
------------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies
  and option contracts                            23,566,260
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              238,323,975
============================================================
                                              $1,007,592,822
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $  545,691,273
____________________________________________________________
============================================================
Class B                                       $  392,381,668
____________________________________________________________
============================================================
Class C                                       $   68,356,008
____________________________________________________________
============================================================
Class R                                       $    1,154,117
____________________________________________________________
============================================================
Institutional Class                           $        9,756
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           32,748,997
____________________________________________________________
============================================================
Class B                                           24,853,019
____________________________________________________________
============================================================
Class C                                            4,332,614
____________________________________________________________
============================================================
Class R                                               69,441
____________________________________________________________
============================================================
Institutional Class                                      580
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        16.66
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $16.66 divided by
       94.50%)                                $        17.63
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $        15.79
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $        15.78
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                    $        16.62
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $        16.83
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $153,631,096 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $8,183)          $  7,752,065
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       588,530
--------------------------------------------------------------------------
Securities lending                                                 307,752
==========================================================================
    Total investment income                                      8,648,347
==========================================================================

EXPENSES:

Advisory fees                                                    6,014,863
--------------------------------------------------------------------------
Administrative services fees                                       240,864
--------------------------------------------------------------------------
Custodian fees                                                     113,090
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        1,681,630
--------------------------------------------------------------------------
  Class B                                                        3,525,000
--------------------------------------------------------------------------
  Class C                                                          588,010
--------------------------------------------------------------------------
  Class R                                                            3,016
--------------------------------------------------------------------------
Transfer agent fees                                              3,582,073
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              39
--------------------------------------------------------------------------
Trustees' fees                                                      24,521
--------------------------------------------------------------------------
Other                                                              553,293
==========================================================================
    Total expenses                                              16,326,399
==========================================================================
Less: Fees waived and expense offset arrangements                  (26,311)
==========================================================================
    Net expenses                                                16,300,088
==========================================================================
Net investment income (loss)                                    (7,651,741)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                         64,257,050
--------------------------------------------------------------------------
  Foreign currencies                                                62,002
--------------------------------------------------------------------------
  Option contracts written                                         126,096
==========================================================================
                                                                64,445,148
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        180,428,278
--------------------------------------------------------------------------
  Foreign currencies                                                  (902)
==========================================================================
                                                               180,427,376
==========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                             244,872,524
==========================================================================
Net increase in net assets resulting from operations          $237,220,783
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                   2003              2002
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (7,651,741)   $   (6,585,862)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                       64,445,148       (27,642,639)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                    180,427,376      (101,615,274)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  237,220,783      (135,843,775)
==============================================================================================
Share transactions-net:
  Class A                                                        (40,295,276)      (49,872,882)
----------------------------------------------------------------------------------------------
  Class B                                                        (45,852,897)      (51,574,661)
----------------------------------------------------------------------------------------------
  Class C                                                         (3,420,452)         (497,034)
----------------------------------------------------------------------------------------------
  Class R                                                            902,244            12,300
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --            10,000
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          (88,666,381)     (101,922,277)
==============================================================================================
    Net increase (decrease) in net assets                        148,554,402      (237,766,052)
==============================================================================================

NET ASSETS:

  Beginning of year                                              859,038,420     1,096,804,472
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of ($85,597) and ($70,846) for 2003 and 2002,
    respectively)                                             $1,007,592,822    $  859,038,420
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADR's, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $11,378.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $240,864 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc. a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended October 31, 2003, AISI retained $1,793,309 for such services and reimbursed fees for the Institutional Class shares of $31.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B, Class C and Class R shares paid $1,681,630, $3,525,000, $588,010 and $3,016, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended October 31, 2003, AIM Distributors retained $104,786 in front-end sales commissions from the sale of Class A shares and $3,521, $108, $4,404 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $13,767 and reductions in custodian fees of $1,135 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $14,902.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $3,650 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $153,631,096 were on loan to brokers. The loans were secured by cash collateral of $155,887,772 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2003, the Fund received fees of $307,752 for securities lending.

NOTE 7--OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 2003 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ----------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                        --      $      --
----------------------------------------------------------
Written                               1,300        126,096
----------------------------------------------------------
Expired                              (1,300)      (126,096)
==========================================================
End of year                              --      $      --
__________________________________________________________
==========================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed long-term gain                  $   24,193,359
------------------------------------------------------------
Unrealized appreciation -- investments           237,696,876
------------------------------------------------------------
Temporary book/tax differences                       (85,597)
------------------------------------------------------------
Shares of beneficial interest                    745,788,184
============================================================
Total net assets                              $1,007,592,822
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and deferral of losses on straddles.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $853,484,217 and $916,157,482, respectively.

          UNREALIZED APPRECIATION (DEPRECIATION)
          OF INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $246,128,701
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (8,431,825)
===========================================================
Net unrealized appreciation of investment
  securities                                   $237,696,876
___________________________________________________________
===========================================================
Cost of investments for tax purposes is
$925,709,110.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, net operating losses and excise tax paid, on October 31, 2003, undistributed net investment income was increased by $7,636,990, undistributed net realized gains decreased by $62,002 and shares of beneficial interest decreased by $7,574,988. This reclassification had no effect on the net assets of the Fund.


NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                               CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------
                                                                          2003                            2002
                                                              ----------------------------    -----------------------------
                                                                SHARES          AMOUNT           SHARES          AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       7,864,878    $ 109,808,336       8,723,183    $ 137,031,183
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,057,426       27,535,873       3,358,008       50,474,614
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                         834,828       11,240,012       1,443,905       21,757,217
---------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         74,458          986,707             749           12,300
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                                --               --             580           10,000
===========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         340,670        4,868,315               0                0
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (358,616)      (4,868,315)              0                0
===========================================================================================================================
Reacquired:
  Class A                                                     (11,106,766)    (154,971,927)    (12,317,285)    (186,904,065)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,230,794)     (68,520,455)     (7,163,019)    (102,049,275)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,117,790)     (14,660,464)     (1,519,831)     (22,254,251)
---------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         (5,766)         (84,463)             --               --
===========================================================================================================================
                                                               (6,647,472)   $ (88,666,381)     (7,473,710)   $(101,922,277)
___________________________________________________________________________________________________________________________
===========================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
** Institutional Class shares commenced sales on March 15, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                                2003              2002         2001        2000        1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.80          $  14.69     $  21.79    $  15.24    $  12.89
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)(a)         (0.04)(a)    (0.04)      (0.13)      (0.10)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.94             (1.85)       (4.27)       6.68        2.45
=============================================================================================================================
    Total from investment operations                              3.86             (1.89)       (4.31)       6.55        2.35
=============================================================================================================================
Less distributions from net realized gains                          --                --        (2.79)         --          --
=============================================================================================================================
Net asset value, end of period                                $  16.66          $  12.80     $  14.69    $  21.79    $  15.24
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  30.16%           (12.87)%     (21.76)%     42.98%      18.23%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $545,691          $456,268     $576,660    $759,838    $579,514
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                           1.53%(c)          1.38%        1.33%       1.28%       1.38%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.56)%(c)        (0.29)%      (0.21)%     (0.60)%     (0.70)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                            101%              120%         130%        101%        117%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $480,465,624.

                                                                                          CLASS B
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                                2003              2002         2001        2000        1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.21          $  14.10     $  21.16    $  14.90    $  12.70
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.16)(a)         (0.14)(a)    (0.15)      (0.26)      (0.20)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.74             (1.75)       (4.12)       6.52        2.40
=============================================================================================================================
    Total from investment operations                              3.58             (1.89)       (4.27)       6.26        2.20
=============================================================================================================================
Less distributions from net realized gains                          --                --        (2.79)         --          --
=============================================================================================================================
Net asset value, end of period                                $  15.79          $  12.21     $  14.10    $  21.16    $  14.90
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  29.32%           (13.40)%     (22.29)%     42.01%      17.32%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $392,382          $346,456     $454,018    $617,576    $451,508
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                           2.18%(c)          2.03%        1.99%       1.99%       2.12%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.21)%(c)        (0.94)%      (0.87)%     (1.30)%     (1.44)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                            101%              120%         130%        101%        117%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $352,500,019.

                                                                                         CLASS C
                                                              --------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                               2003             2002            2001       2000       1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.20          $ 14.10         $ 21.15    $ 14.89    $ 12.69
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.16)(a)        (0.14)(a)       (0.14)     (0.25)     (0.20)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.74            (1.76)          (4.12)      6.51       2.40
============================================================================================================================
    Total from investment operations                             3.58            (1.90)          (4.26)      6.26       2.20
============================================================================================================================
Less distributions from net realized gains                         --               --           (2.79)        --         --
============================================================================================================================
Net asset value, end of period                                $ 15.78          $ 12.20         $ 14.10    $ 21.15    $ 14.89
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                 29.34%          (13.48)%        (22.24)%    42.04%     17.34%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $68,356          $56,298         $66,127    $82,982    $53,832
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                          2.18%(c)         2.03%           1.99%      1.99%      2.12%
============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.21)%(c)       (0.94)%         (0.87)%    (1.30)%    (1.44)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                           101%             120%            130%       101%       117%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $58,801,044.

                                                                          CLASS R
                                                              -------------------------------
                                                                                JUNE 3, 2002
                                                                                 (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2003               2002
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $12.79             $ 16.62
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.10)(a)           (0.03)(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.93               (3.80)
=============================================================================================
    Total from investment operations                              3.83               (3.83)
=============================================================================================
Net asset value, end of period                                  $16.62             $ 12.79
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  29.95%             (23.05)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,154             $    10
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets                           1.68%(c)            1.54%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets      (0.71)%(c)          (0.44)%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                         101%                120%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $603,132.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                       INSTITUTIONAL
                                                              --------------------------------
                                                                                MARCH 15, 2002
                                                                                 (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2003                2002
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $12.84             $ 17.25
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.01(a)             0.02(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.98               (4.43)
==============================================================================================
    Total from investment operations                              3.99               (4.41)
==============================================================================================
Net asset value, end of period                                  $16.83             $ 12.84
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                  31.08%             (25.57)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   10             $     7
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets
  With fee waivers                                                0.87%(c)            0.84%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers                                             1.25%(c)            0.99%(d)
==============================================================================================
Ratio of net investment income to average net assets              0.10%(c)            0.25%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                         101%                120%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $8,217.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Charter Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Charter Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
December 16, 2003

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-80.40%

ADVERTISING-1.10%

Omnicom Group Inc.                               460,000   $   36,708,000
=========================================================================

AEROSPACE & DEFENSE-2.19%

Lockheed Martin Corp.                            492,200       22,818,392
-------------------------------------------------------------------------
Northrop Grumman Corp.                           560,000       50,064,000
=========================================================================
                                                               72,882,392
=========================================================================

APPAREL RETAIL-1.78%

Limited Brands                                 3,355,000       59,048,000
=========================================================================

BUILDING PRODUCTS-2.26%

American Standard Cos. Inc.(a)                   449,000       42,969,300
-------------------------------------------------------------------------
Masco Corp.                                    1,174,500       32,298,750
=========================================================================
                                                               75,268,050
=========================================================================

COMMUNICATIONS EQUIPMENT-0.76%

Cisco Systems, Inc.(a)                         1,200,000       25,176,000
=========================================================================

COMPUTER HARDWARE-2.80%

Dell Inc.(a)                                     700,000       25,284,000
-------------------------------------------------------------------------
Hewlett-Packard Co.                            1,000,000       22,310,000
-------------------------------------------------------------------------
International Business Machines Corp.            510,000       45,634,800
=========================================================================
                                                               93,228,800
=========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.54%

Automatic Data Processing, Inc.                1,355,000       51,137,700
=========================================================================

DIVERSIFIED BANKS-1.21%

Bank of America Corp.                            530,000       40,136,900
=========================================================================

DIVERSIFIED CHEMICALS-0.96%

Dow Chemical Co. (The)                           850,000       32,036,500
=========================================================================

ELECTRIC UTILITIES-1.41%

FPL Group, Inc.                                  430,000       27,408,200
-------------------------------------------------------------------------
TXU Corp.                                        850,000       19,397,000
=========================================================================
                                                               46,805,200
=========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.49%

Emerson Electric Co.                             875,000       49,656,250
=========================================================================

ENVIRONMENTAL SERVICES-1.12%

Waste Management, Inc.                         1,440,000       37,324,800
=========================================================================

FOOD RETAIL-2.78%

Kroger Co. (The)(a)                            3,210,000       56,142,900
-------------------------------------------------------------------------
Safeway Inc.(a)                                1,720,000       36,292,000
=========================================================================
                                                               92,434,900
=========================================================================

-------------------------------------------------------------------------
                                                               MARKET
                                                SHARES         VALUE

FOOTWEAR-1.38%

NIKE, Inc.-Class B                               719,500   $   45,976,050
=========================================================================

HOME IMPROVEMENT RETAIL-1.38%

Home Depot, Inc. (The)                         1,235,000       45,781,450
=========================================================================

HOUSEHOLD PRODUCTS-1.08%

Kimberly-Clark Corp.                             680,000       35,910,800
=========================================================================

HOUSEWARES & SPECIALTIES-1.19%

Newell Rubbermaid Inc.                         1,740,000       39,672,000
=========================================================================

HYPERMARKETS & SUPER CENTERS-0.89%

Wal-Mart Stores, Inc.                            500,000       29,475,000
=========================================================================

INDUSTRIAL MACHINERY-3.50%

Dover Corp.                                    1,690,000       65,943,800
-------------------------------------------------------------------------
Illinois Tool Works Inc.                         685,000       50,381,750
=========================================================================
                                                              116,325,550
=========================================================================

INTEGRATED OIL & GAS-4.67%

ChevronTexaco Corp.                              520,000       38,636,000
-------------------------------------------------------------------------
ConocoPhillips                                   610,000       34,861,500
-------------------------------------------------------------------------
Exxon Mobil Corp.                              1,225,000       44,810,500
-------------------------------------------------------------------------
Occidental Petroleum Corp.                     1,050,000       37,023,000
=========================================================================
                                                              155,331,000
=========================================================================

INVESTMENT BANKING & BROKERAGE-1.37%

Morgan Stanley                                   830,000       45,542,100
=========================================================================

LIFE & HEALTH INSURANCE-1.38%

Prudential Financial, Inc.                     1,190,000       45,981,600
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.02%

Baker Hughes Inc.                              1,200,000       33,912,000
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.07%

Citigroup Inc.                                 1,350,000       63,990,000
-------------------------------------------------------------------------
Principal Financial Group, Inc.                1,215,000       38,090,250
=========================================================================
                                                              102,080,250
=========================================================================

PACKAGED FOODS & MEATS-9.83%

Campbell Soup Co.                              2,020,000       52,358,400
-------------------------------------------------------------------------
ConAgra Foods, Inc.                            1,330,300       31,714,352
-------------------------------------------------------------------------

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------
PACKAGED FOODS & MEATS-(CONTINUED)

General Mills, Inc.                            1,600,000   $   71,760,000
-------------------------------------------------------------------------
Kellogg Co.                                    1,930,000       63,940,900
-------------------------------------------------------------------------
Kraft Foods Inc.-Class A                       1,600,000       46,560,000
-------------------------------------------------------------------------
Sara Lee Corp.                                 3,045,000       60,686,850
=========================================================================
                                                              327,020,502
=========================================================================

PERSONAL PRODUCTS-1.07%

Gillette Co. (The)                             1,120,000       35,728,000
=========================================================================

PHARMACEUTICALS-8.27%

Abbott Laboratories                              790,000       33,669,800
-------------------------------------------------------------------------
Bristol-Myers Squibb Co.                       1,450,000       36,786,500
-------------------------------------------------------------------------
Johnson & Johnson                                935,000       47,058,550
-------------------------------------------------------------------------
Merck & Co. Inc.                                 740,000       32,745,000
-------------------------------------------------------------------------
Pfizer Inc.                                    2,170,000       68,572,000
-------------------------------------------------------------------------
Wyeth                                          1,270,000       56,057,800
=========================================================================
                                                              274,889,650
=========================================================================

PROPERTY & CASUALTY INSURANCE-0.94%

Travelers Property Casualty Corp.-Class A        856,486       13,960,722
-------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B      1,054,271       17,258,416
=========================================================================
                                                               31,219,138
=========================================================================

PUBLISHING-2.24%

Gannett Co., Inc.                                450,000       37,849,500
-------------------------------------------------------------------------
New York Times Co. (The)-Class A                 772,900       36,735,937
=========================================================================
                                                               74,585,437
=========================================================================

RAILROADS-1.73%

Norfolk Southern Corp.                         1,334,000       26,880,100
-------------------------------------------------------------------------
Union Pacific Corp.                              490,000       30,674,000
=========================================================================
                                                               57,554,100
=========================================================================

RESTAURANTS-1.40%

McDonald's Corp.                               1,855,000       46,393,550
=========================================================================

SEMICONDUCTOR EQUIPMENT-1.24%

KLA-Tencor Corp.(a)                              720,000       41,277,600
=========================================================================

SEMICONDUCTORS-3.53%

Intel Corp.                                    1,959,500       64,761,475
-------------------------------------------------------------------------
Xilinx, Inc.(a)                                1,665,000       52,780,500
=========================================================================
                                                              117,541,975
=========================================================================

SOFT DRINKS-1.09%

Coca-Cola Co. (The)                              780,000       36,192,000
=========================================================================

SYSTEMS SOFTWARE-4.84%

Computer Associates International, Inc.        3,310,000       77,851,200
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                               MARKET
                                                SHARES         VALUE
SYSTEMS SOFTWARE-(CONTINUED)

Microsoft Corp.                                2,287,000   $   59,805,050
-------------------------------------------------------------------------
Oracle Corp.(a)                                1,960,000       23,441,600
=========================================================================
                                                              161,097,850
=========================================================================

THRIFTS & MORTGAGE FINANCE-1.89%

Washington Mutual, Inc.                        1,440,000       63,000,000
=========================================================================
    Total Domestic Common Stocks (Cost
      $2,418,180,502)                                       2,674,331,094
=========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-11.50%

BERMUDA-1.97%

Tyco International Ltd. (Industrial
  Conglomerates)                               2,000,000       41,760,000
-------------------------------------------------------------------------
XL Capital Ltd.-Class A (Property & Casualty
  Insurance)                                     340,000       23,630,000
=========================================================================
                                                               65,390,000
=========================================================================

CAYMAN ISLANDS-2.12%

ACE Ltd. (Property & Casualty Insurance)       1,025,000       36,900,000
-------------------------------------------------------------------------
GlobalSantaFe Corp. (Oil & Gas Drilling)       1,500,000       33,765,000
=========================================================================
                                                               70,665,000
=========================================================================

GERMANY-0.78%

SAP A.G.-ADR (Application Software)              712,000       26,016,480
=========================================================================

ISRAEL-1.61%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                              940,000       53,476,600
=========================================================================

PANAMA-1.29%

Carnival Corp. (Hotels, Resorts & Cruise
  Lines)                                       1,225,000       42,764,750
=========================================================================

SWITZERLAND-1.90%

Alcon, Inc. (Health Care Supplies)             1,150,000       63,376,500
=========================================================================

TAIWAN-0.81%

Taiwan Semiconductor Manufacturing Co. Ltd.-
  ADR (Semiconductors)                         2,447,280       27,066,917
=========================================================================

UNITED KINGDOM-1.02%

BP PLC-ADR (Integrated Oil & Gas)                800,000       33,904,000
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $323,738,450)                           382,660,247
=========================================================================

MONEY MARKET FUNDS-5.95%

STIC Liquid Assets Portfolio(b)                98,974,452      98,974,452
-------------------------------------------------------------------------
STIC Prime Portfolio(b)                        98,974,452      98,974,452
=========================================================================
    Total Money Market Funds (Cost
      $197,948,904)                                           197,948,904
=========================================================================
TOTAL INVESTMENTS-97.85% (excluding
  investments purchased with cash collateral
  from securities loaned)(Cost
  $2,939,867,856)                                           3,254,940,245
=========================================================================

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.68%

STIC Liquid Assets Portfolio(b)(c)             22,552,000  $   22,552,000
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $22,552,000)                                       22,552,000
=========================================================================
TOTAL INVESTMENTS--98.53% (Cost
  $2,962,419,856)                                           3,277,492,245
=========================================================================
OTHER ASSETS LESS LIABILITIES--1.47%                           48,786,899
=========================================================================
NET ASSETS--100.00%                                        $3,326,279,144
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $2,741,918,952)*                            $3,056,991,341
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $220,500,904)                            220,500,904
------------------------------------------------------------
Cash                                                  74,415
------------------------------------------------------------
Receivables for:
  Investments sold                                75,751,738
------------------------------------------------------------
  Fund shares sold                                   880,244
------------------------------------------------------------
  Dividends                                        4,368,336
------------------------------------------------------------
  Investments matured (Note 8)                       607,000
------------------------------------------------------------
Investment for deferred compensation plan            152,900
------------------------------------------------------------
Other assets                                          84,262
============================================================
    Total assets                               3,359,411,140
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                           6,530,307
------------------------------------------------------------
  Deferred compensation plan                         152,900
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        22,552,000
------------------------------------------------------------
Accrued distribution fees                          1,679,277
------------------------------------------------------------
Accrued trustees' fees                               216,869
------------------------------------------------------------
Accrued transfer agent fees                        1,617,006
------------------------------------------------------------
Accrued operating expenses                           383,637
============================================================
    Total liabilities                             33,131,996
============================================================
Net assets applicable to shares outstanding   $3,326,279,144
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $3,962,274,000
------------------------------------------------------------
Undistributed net investment income                1,365,253
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (952,432,498)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              315,072,389
============================================================
                                              $3,326,279,144
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $2,008,702,269
____________________________________________________________
============================================================
Class B                                       $1,149,942,947
____________________________________________________________
============================================================
Class C                                       $  163,859,364
____________________________________________________________
============================================================
Class R                                       $    1,713,858
____________________________________________________________
============================================================
Institutional Class                           $    2,060,706
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE, UNLIMITED
NUMBER OF SHARES AUTHORIZED:

Class A                                          180,585,240
____________________________________________________________
============================================================
Class B                                          107,811,471
____________________________________________________________
============================================================
Class C                                           15,319,076
____________________________________________________________
============================================================
Class R                                              154,647
____________________________________________________________
============================================================
Institutional Class                                  179,936
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        11.12
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.12 divided by
      94.50%)                                 $        11.77
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        10.67
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        10.70
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        11.08
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        11.45
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $21,709,590 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $301,430)        $  51,649,180
---------------------------------------------------------------------------
Dividends from affiliated money market funds                      3,818,102
---------------------------------------------------------------------------
Securities lending                                                  220,475
===========================================================================
    Total investment income                                      55,687,757
===========================================================================

EXPENSES:

Advisory fees                                                    20,917,533
---------------------------------------------------------------------------
Administrative services fees                                        574,103
---------------------------------------------------------------------------
Custodian fees                                                      243,985
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         5,969,787
---------------------------------------------------------------------------
  Class B                                                        11,503,103
---------------------------------------------------------------------------
  Class C                                                         1,621,567
---------------------------------------------------------------------------
  Class R                                                             3,783
---------------------------------------------------------------------------
Transfer agent fees                                              10,331,020
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                            1,555
---------------------------------------------------------------------------
Trustees' fees                                                       68,932
---------------------------------------------------------------------------
Other                                                             1,080,550
===========================================================================
    Total expenses                                               52,315,918
===========================================================================
Less: Fees waived and expense offset arrangements                  (124,977)
===========================================================================
    Net expenses                                                 52,190,941
===========================================================================
Net investment income                                             3,496,816
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from investment securities            (177,091,373)
---------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         649,910,066
---------------------------------------------------------------------------
  Foreign currencies                                                    (67)
===========================================================================
                                                                649,909,999
===========================================================================
Net gain from investment securities and foreign currencies      472,818,626
===========================================================================
Net increase in net assets resulting from operations          $ 476,315,442
___________________________________________________________________________
===========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                   2003              2002
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    3,496,816    $    (8,504,860)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (177,091,373)       304,583,841
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 649,909,999       (628,211,415)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  476,315,442       (332,132,434)
===============================================================================================
Share transactions-net:
  Class A                                                       (380,938,708)      (870,998,051)
-----------------------------------------------------------------------------------------------
  Class B                                                       (215,082,650)      (391,079,522)
-----------------------------------------------------------------------------------------------
  Class C                                                        (29,277,194)       (61,301,813)
-----------------------------------------------------------------------------------------------
  Class R                                                          1,521,693             17,606
-----------------------------------------------------------------------------------------------
  Institutional Class                                                339,875            (60,090)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (623,436,984)    (1,323,421,870)
===============================================================================================
    Net increase (decrease) in net assets                       (147,121,542)    (1,655,554,304)
===============================================================================================

NET ASSETS:

  Beginning of year                                            3,473,400,686      5,128,954,990
===============================================================================================
  End of year (including undistributed net investment income
    (loss) of $1,365,253 and $(2,131,563) for 2003 and 2002,
    respectively)                                             $3,326,279,144    $ 3,473,400,686
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million up to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $71,387. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $574,103 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended October 31, 2003, AISI retained $5,291,312 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B, Class C and Class R shares paid $5,969,787, $11,503,103, $1,621,567 and $3,783, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $266,509 in front-end sales commissions from the sale of Class A shares and $3,192, $1,449, $10,762 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $52,204 and reductions in custodian fees of $1,386 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $53,590.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $7,667 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $21,709,590 were on loan to brokers. The loans were secured by cash collateral of $22,552,000 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2003, the Fund received fees of $220,475 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                 $    4,232,634
------------------------------------------------------------
Unrealized appreciation -- investments           263,538,600
------------------------------------------------------------
Temporary book/tax differences                      (366,068)
------------------------------------------------------------
Capital loss carryforward                       (903,400,022)
------------------------------------------------------------
Shares of beneficial interest                  3,962,274,000
============================================================
Total net assets                              $3,326,279,144
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the treatment of defaulted bonds.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

  The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD
--------------------------------------------------------------------------
October 31, 2009                                              $771,331,122
--------------------------------------------------------------------------
October 31, 2011                                               132,068,900
==========================================================================
Total capital loss carryforward                               $903,400,022
__________________________________________________________________________
==========================================================================


NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $825,855,209 and $1,336,270,759, respectively.

  Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $60,700,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00% which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $426,402,735
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (162,864,135)
==============================================================================
Net unrealized appreciation of investment securities             $263,538,600
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $3,013,953,645.


NOTE 9--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                                          2003                             2002
                                                              ----------------------------    -------------------------------
                                                                SHARES          AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      16,680,459    $ 167,057,570      16,193,575    $   174,972,073
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       8,128,480       78,572,729       9,302,039         97,387,968
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,035,003       19,657,080       2,633,061         27,700,439
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        182,932        1,841,485           1,719             17,663
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              53,551          570,090          45,275            481,439
=============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       3,640,846       37,843,518         717,246          7,724,451
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,789,510)     (37,843,518)       (739,880)        (7,724,451)
=============================================================================================================================
Reacquired:
  Class A                                                     (58,788,618)    (585,839,796)    (99,779,666)    (1,053,694,575)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (26,845,101)    (255,811,861)    (47,214,599)      (480,743,039)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (5,102,475)     (48,934,274)     (8,599,959)       (89,002,252)
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (29,999)        (319,792)             (5)               (57)
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (22,226)        (230,215)        (51,011)          (541,529)
=============================================================================================================================
                                                              (63,856,658)   $(623,436,984)   (127,492,205)   $(1,323,421,870)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        CLASS A
                                                      ---------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                      ---------------------------------------------------------------------------
                                                         2003             2002             2001          2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $     9.57       $    10.46       $    18.07    $    17.16       $    13.32
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              0.04(a)          0.01(b)         (0.03)        (0.04)(a)         0.02
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                         1.51            (0.90)           (6.70)         2.30             4.39
=================================================================================================================================
    Total from investment operations                        1.55            (0.89)           (6.73)         2.26             4.41
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        --               --               --            --            (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       --               --            (0.88)        (1.35)           (0.54)
=================================================================================================================================
    Total distributions                                       --               --            (0.88)        (1.35)           (0.57)
=================================================================================================================================
Net asset value, end of period                        $    11.12       $     9.57       $    10.46    $    18.07       $    17.16
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            16.20%           (8.51)%         (38.75)%       13.60%           34.05%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $2,008,702       $2,096,866       $3,159,304    $5,801,869       $4,948,666
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          1.30%(d)         1.22%            1.16%         1.06%            1.05%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       1.30%(d)         1.22%            1.17%         1.08%            1.07%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    0.39%(d)         0.09%(b)        (0.24)%       (0.20)%           0.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       28%             103%              78%           80%             107%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,989,929,149.


                                                                                        CLASS B
                                                      ---------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                      ---------------------------------------------------------------------------
                                                         2003             2002             2001          2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $     9.24       $    10.18       $    17.72    $    16.97       $    13.24
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.03)(a)        (0.08)(b)        (0.13)        (0.17)(a)        (0.10)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                         1.46            (0.86)           (6.53)         2.27             4.37
=================================================================================================================================
    Total from investment operations                        1.43            (0.94)           (6.66)         2.10             4.27
=================================================================================================================================
Less distributions from net realized gains                    --               --            (0.88)        (1.35)           (0.54)
=================================================================================================================================
Net asset value, end of period                        $    10.67       $     9.24       $    10.18    $    17.72       $    16.97
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            15.48%           (9.23)%         (39.14)%       12.76%           33.06%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $1,149,943       $1,204,617       $1,719,470    $3,088,611       $2,206,752
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          2.00%(d)         1.92%            1.86%         1.80%            1.80%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       2.00%(d)         1.92%            1.87%         1.82%            1.82%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.31)%(d)       (0.61)%(b)       (0.94)%       (0.94)%          (0.64)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       28%             103%              78%           80%             107%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,150,310,322.


                                                                                           CLASS C
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2003           2002           2001        2000           1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   9.27       $  10.21       $  17.77    $  17.01       $  13.27
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)(a)      (0.08)(b)      (0.13)      (0.17)(a)      (0.09)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.46          (0.86)         (6.55)       2.28           4.37
===============================================================================================================================
    Total from investment operations                              1.43          (0.94)         (6.68)       2.11           4.28
===============================================================================================================================
Less distributions from net realized gains                          --             --          (0.88)      (1.35)         (0.54)
===============================================================================================================================
Net asset value, end of period                                $  10.70       $   9.27       $  10.21    $  17.77       $  17.01
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                                  15.43%         (9.21)%       (39.14)%     12.78%         33.06%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $163,859       $170,444       $248,533    $412,872       $138,467
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.00%(d)       1.92%          1.86%       1.80%          1.80%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.00%(d)       1.92%          1.87%       1.82%          1.82%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.31)%(d)     (0.61)%(b)     (0.94)%     (0.94)%        (0.64)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             28%           103%            78%         80%           107%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $162,156,695.


                                                                          CLASS R
                                                              -------------------------------
                                                                                JUNE 3, 2002
                                                                                (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31,       OCTOBER 31,
                                                                2003               2002
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.56             $ 10.94
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.02(a)             0.00(b)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.50               (1.38)
=============================================================================================
    Total from investment operations                              1.52               (1.38)
=============================================================================================
Net asset value, end of period                                  $11.08             $  9.56
_____________________________________________________________________________________________
=============================================================================================
Total return(c)                                                  15.90%             (12.61)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,714             $    16
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets                           1.50%(d)            1.42%(e)
=============================================================================================
Ratio of net investment income (loss) to average net assets       0.19%(d)           (0.11)%(b)(e)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(f)                                          28%                103%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $756,569.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                               INSTITUTIONAL CLASS
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               2003         2002         2001       2000      1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.80       $10.67       $ 18.33    $17.33    $ 13.42
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.09(a)      0.06(b)       0.04      0.52       0.09
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.56        (0.93)        (6.82)     1.83       4.43
====================================================================================================================
    Total from investment operations                            1.65        (0.87)        (6.78)     2.35       4.52
====================================================================================================================
Less distributions:
  Dividends from net investment income                            --           --            --        --      (0.07)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --           --         (0.88)    (1.35)     (0.54)
====================================================================================================================
    Total distributions                                           --           --         (0.88)    (1.35)     (0.61)
====================================================================================================================
Net asset value, end of period                                $11.45       $ 9.80       $ 10.67    $18.33    $ 17.33
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                16.84%       (8.15)%      (38.46)%   14.02%     34.61%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,061       $1,457       $ 1,648    $3,234    $66,801
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                   0.79%(d)     0.79%         0.68%     0.66%      0.65%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                0.79%(d)     0.83%         0.69%     0.68%      0.67%
====================================================================================================================
Ratio of net investment income to average net assets            0.90%(d)     0.52%(b)      0.25%     0.20%      0.51%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                           28%         103%           78%       80%       107%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(d)  Ratios are based on average daily net assets of $1,652,566.

NOTE 11--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Constellation Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Constellation Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ Ernst & Young LLP
December 16, 2003

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.11%

ADVERTISING-1.53%

Lamar Advertising Co.(a)                       3,000,000   $   90,900,000
-------------------------------------------------------------------------
Omnicom Group Inc.                              366,900        29,278,620
=========================================================================
                                                              120,178,620
=========================================================================

AEROSPACE & DEFENSE-1.33%

L-3 Communications Holdings, Inc.(a)            750,000        35,055,000
-------------------------------------------------------------------------
Lockheed Martin Corp.                          1,500,000       69,540,000
=========================================================================
                                                              104,595,000
=========================================================================

AIR FREIGHT & LOGISTICS-0.64%

Expeditors International of Washington, Inc.    500,000        18,770,000
-------------------------------------------------------------------------
FedEx Corp.                                     420,800        31,879,808
=========================================================================
                                                               50,649,808
=========================================================================

AIRLINES-0.99%

Southwest Airlines Co.                         4,000,000       77,600,000
=========================================================================

APPAREL RETAIL-2.22%

Chico's FAS, Inc.(a)                           1,000,000       37,540,000
-------------------------------------------------------------------------
Gap, Inc. (The)                                5,000,000       95,400,000
-------------------------------------------------------------------------
TJX Cos., Inc. (The)                           2,000,000       41,980,000
=========================================================================
                                                              174,920,000
=========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.13%

Coach, Inc.(a)                                  289,700        10,275,659
=========================================================================

APPLICATION SOFTWARE-1.29%

Intuit Inc.(a)                                 1,250,000       62,475,000
-------------------------------------------------------------------------
Mercury Interactive Corp.(a)                    839,800        39,000,312
=========================================================================
                                                              101,475,312
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.94%

Northern Trust Corp.                            750,000        34,837,500
-------------------------------------------------------------------------
State Street Corp.                              750,000        39,270,000
=========================================================================
                                                               74,107,500
=========================================================================

BIOTECHNOLOGY-2.11%

Amgen Inc.(a)                                  1,200,000       74,112,000
-------------------------------------------------------------------------
Genzyme Corp.(a)                               1,350,900       62,006,310
-------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                        544,600        29,724,268
=========================================================================
                                                              165,842,578
=========================================================================

BROADCASTING & CABLE TV-2.60%

Clear Channel Communications, Inc.             2,500,000      102,050,000
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                               MARKET
                                                SHARES         VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Univision Communications Inc.-Class A(a)       2,137,500   $   72,568,125
-------------------------------------------------------------------------
Westwood One, Inc.(a)                          1,000,000       29,930,000
=========================================================================
                                                              204,548,125
=========================================================================

CASINOS & GAMING-0.68%

MGM MIRAGE(a)                                  1,500,000       53,250,000
=========================================================================

COMMUNICATIONS EQUIPMENT-4.74%

Avaya Inc.(a)                                  2,000,000       25,880,000
-------------------------------------------------------------------------
Cisco Systems, Inc.(a)                         6,000,000      125,880,000
-------------------------------------------------------------------------
Corning Inc.(a)                                4,000,000       43,920,000
-------------------------------------------------------------------------
Foundry Networks, Inc.(a)                      2,500,000       58,150,000
-------------------------------------------------------------------------
Juniper Networks, Inc.(a)                      2,000,000       35,980,000
-------------------------------------------------------------------------
Nortel Networks Corp. (Canada)(a)              12,500,000      55,625,000
-------------------------------------------------------------------------
Scientific-Atlanta, Inc.                        500,000        14,800,000
-------------------------------------------------------------------------
UTStarcom, Inc.(a)                              389,300        12,262,950
=========================================================================
                                                              372,497,950
=========================================================================

COMPUTER & ELECTRONICS RETAIL-0.93%

Best Buy Co., Inc.                             1,250,000       72,887,500
=========================================================================

COMPUTER HARDWARE-1.72%

Dell Inc.(a)                                   3,750,000      135,450,000
=========================================================================

COMPUTER STORAGE & PERIPHERALS-1.13%

EMC Corp.(a)                                   5,110,200       70,725,168
-------------------------------------------------------------------------
Western Digital Corp.(a)                       1,369,300       18,417,085
=========================================================================
                                                               89,142,253
=========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.42%

Caterpillar, Inc.                               700,000        51,296,000
-------------------------------------------------------------------------
Deere & Co.                                    1,000,000       60,620,000
=========================================================================
                                                              111,916,000
=========================================================================

CONSUMER FINANCE-3.07%

American Express Co.                           2,250,000      105,592,500
-------------------------------------------------------------------------
MBNA Corp.                                     3,100,000       76,725,000
-------------------------------------------------------------------------
SLM Corp.                                      1,500,000       58,740,000
=========================================================================
                                                              241,057,500
=========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.62%

Fiserv, Inc.(a)                                4,000,000      141,280,000
-------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                   2,298,500       64,472,925
=========================================================================
                                                              205,752,925
=========================================================================

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------

DEPARTMENT STORES-0.39%

Nordstrom, Inc.                                1,000,000   $   30,490,000
=========================================================================

DIVERSIFIED BANKS-0.84%

Bank of America Corp.                           500,000        37,865,000
-------------------------------------------------------------------------
Wells Fargo & Co.                               500,000        28,160,000
=========================================================================
                                                               66,025,000
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.57%

Apollo Group, Inc.-Class A(a)                   700,000        44,471,000
=========================================================================

DRUG RETAIL-0.77%

Walgreen Co.                                   1,750,000       60,935,000
=========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.48%

Agilent Technologies, Inc.(a)                  1,500,000       37,380,000
=========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.44%

Molex Inc.                                     1,094,700       34,362,633
=========================================================================

EMPLOYMENT SERVICES-0.81%

Robert Half International Inc.(a)              2,707,400       63,921,714
=========================================================================

FOOD DISTRIBUTORS-0.53%

SYSCO Corp.                                    1,250,000       42,075,000
=========================================================================

FOOD RETAIL-0.38%

Whole Foods Market, Inc.(a)                     500,000        29,620,000
=========================================================================

GENERAL MERCHANDISE STORES-1.26%

Dollar General Corp.                           1,500,000       33,705,000
-------------------------------------------------------------------------
Family Dollar Stores, Inc.                     1,500,000       65,415,000
=========================================================================
                                                               99,120,000
=========================================================================

HEALTH CARE DISTRIBUTORS-0.60%

Cardinal Health, Inc.                           800,000        47,472,000
=========================================================================

HEALTH CARE EQUIPMENT-5.31%

Biomet, Inc.                                   3,770,675      135,216,406
-------------------------------------------------------------------------
Boston Scientific Corp.(a)                     1,080,700       73,185,004
-------------------------------------------------------------------------
Guidant Corp.                                   489,800        24,984,698
-------------------------------------------------------------------------
Medtronic, Inc.                                1,718,600       78,316,602
-------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                       500,000        29,080,000
-------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                       1,200,000       76,572,000
=========================================================================
                                                              417,354,710
=========================================================================

HEALTH CARE FACILITIES-0.48%

Health Management Associates, Inc.-Class A     1,706,000       37,787,900
=========================================================================

HEALTH CARE SERVICES-1.64%

AdvancePCS(a)                                  1,089,603       56,081,866
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                               MARKET
                                                SHARES         VALUE
HEALTH CARE SERVICES-(CONTINUED)

Caremark Rx, Inc.(a)                           2,000,000   $   50,100,000
-------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                 686,900        22,805,080
=========================================================================
                                                              128,986,946
=========================================================================

HOME ENTERTAINMENT SOFTWARE-0.38%

Electronic Arts Inc.(a)                         300,000        29,712,000
=========================================================================

HOME IMPROVEMENT RETAIL-0.89%

Lowe's Cos., Inc.                              1,182,400       69,678,832
=========================================================================

HOTELS, RESORTS & CRUISE LINES-1.51%

Carnival Corp. (Panama)                        1,000,000       34,910,000
-------------------------------------------------------------------------
Marriott International, Inc.-Class A            500,000        21,600,000
-------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)         1,250,000       37,137,500
-------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.       750,000        25,297,500
=========================================================================
                                                              118,945,000
=========================================================================

HOUSEHOLD PRODUCTS-0.79%

Procter & Gamble Co. (The)                      629,400        61,863,726
=========================================================================

HYPERMARKETS & SUPER CENTERS-1.50%

Wal-Mart Stores, Inc.                          2,000,000      117,900,000
=========================================================================

INDUSTRIAL CONGLOMERATES-0.52%

3M Co.                                          523,400        41,280,558
=========================================================================

INDUSTRIAL MACHINERY-2.00%

Danaher Corp.                                   500,000        41,425,000
-------------------------------------------------------------------------
Eaton Corp.                                     400,000        40,096,000
-------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)           1,250,000       75,500,000
=========================================================================
                                                              157,021,000
=========================================================================

INSURANCE BROKERS-0.12%

Marsh & McLennan Cos., Inc.                     222,900         9,528,975
=========================================================================

INTERNET RETAIL-1.40%

Amazon.com, Inc.(a)                             750,000        40,815,000
-------------------------------------------------------------------------
eBay Inc.(a)                                    654,000        36,584,760
-------------------------------------------------------------------------
InterActiveCorp.(a)                             884,400        32,466,324
=========================================================================
                                                              109,866,084
=========================================================================

INTERNET SOFTWARE & SERVICES-0.39%

Yahoo! Inc.(a)                                  700,000        30,590,000
=========================================================================

INVESTMENT BANKING & BROKERAGE-2.36%

Bear Stearns Cos. Inc. (The)                    285,800        21,792,250
-------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                 800,000        75,120,000
-------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                      1,500,000       88,800,000
=========================================================================
                                                              185,712,250
=========================================================================

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------

IT CONSULTING & OTHER SERVICES-0.30%

Accenture Ltd.-Class A (Bermuda)(a)            1,012,000   $   23,680,800
=========================================================================

MANAGED HEALTH CARE-2.20%

Aetna Inc.                                      593,700        34,084,317
-------------------------------------------------------------------------
UnitedHealth Group Inc.                        1,323,400       67,334,592
-------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)               806,000        71,653,400
=========================================================================
                                                              173,072,309
=========================================================================

MOTORCYCLE MANUFACTURERS-0.90%

Harley-Davidson, Inc.                          1,500,000       71,115,000
=========================================================================

MOVIES & ENTERTAINMENT-1.45%

Pixar, Inc.(a)                                  500,000        34,405,000
-------------------------------------------------------------------------
Viacom Inc.-Class B                            2,000,000       79,740,000
=========================================================================
                                                              114,145,000
=========================================================================

MULTI-LINE INSURANCE-0.77%

American International Group, Inc.              997,800        60,696,174
=========================================================================

OIL & GAS DRILLING-1.73%

ENSCO International Inc.                       1,519,000       40,025,650
-------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)           1,000,000       37,800,000
-------------------------------------------------------------------------
Noble Corp. (Cayman Islands)(a)                1,000,000       34,330,000
-------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)            1,250,000       23,987,500
=========================================================================
                                                              136,143,150
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.25%

BJ Services Co.(a)                             1,169,600       38,374,576
-------------------------------------------------------------------------
Smith International, Inc.(a)                    900,000        33,507,000
-------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)     750,000        26,062,500
=========================================================================
                                                               97,944,076
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.43%

Devon Energy Corp.                              700,000        33,950,000
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.21%

Citigroup Inc.                                 2,000,000       94,800,000
=========================================================================

PERSONAL PRODUCTS-0.51%

Gillette Co. (The)                             1,250,000       39,875,000
=========================================================================

PHARMACEUTICALS-5.29%

Allergan, Inc.                                  125,000         9,452,500
-------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                    500,000        25,005,000
-------------------------------------------------------------------------
Lilly (Eli) & Co.                               646,100        43,043,182
-------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A           1,000,000       63,350,000
-------------------------------------------------------------------------
Pfizer Inc.                                    2,582,100       81,594,360
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                               MARKET
                                                SHARES         VALUE
PHARMACEUTICALS-(CONTINUED)

Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                     2,244,800   $  127,706,672
-------------------------------------------------------------------------
Wyeth                                          1,500,000       66,210,000
=========================================================================
                                                              416,361,714
=========================================================================

PROPERTY & CASUALTY INSURANCE-0.59%

Chubb Corp. (The)                               700,000        46,767,000
=========================================================================

PUBLISHING-0.53%

Gannett Co., Inc.                               500,000        42,055,000
=========================================================================

RESTAURANTS-2.80%

Brinker International, Inc.(a)                 1,516,800       48,279,744
-------------------------------------------------------------------------
McDonald's Corp.                               2,000,000       50,020,000
-------------------------------------------------------------------------
Outback Steakhouse, Inc.                       1,213,300       50,958,600
-------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(a)              700,000        34,118,000
-------------------------------------------------------------------------
Wendy's International, Inc.                    1,000,000       37,050,000
=========================================================================
                                                              220,426,344
=========================================================================

SEMICONDUCTOR EQUIPMENT-4.44%

Applied Materials, Inc.(a)                     4,285,900      100,161,483
-------------------------------------------------------------------------
KLA-Tencor Corp.(a)                            1,739,400       99,719,802
-------------------------------------------------------------------------
Lam Research Corp.(a)                          4,000,000      114,960,000
-------------------------------------------------------------------------
Teradyne, Inc.(a)                              1,500,000       34,170,000
=========================================================================
                                                              349,011,285
=========================================================================

SEMICONDUCTORS-6.89%

Analog Devices, Inc.(a)                        3,000,000      132,990,000
-------------------------------------------------------------------------
Linear Technology Corp.                        2,000,000       85,220,000
-------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)     1,000,000       43,870,000
-------------------------------------------------------------------------
Maxim Integrated Products, Inc.                1,750,000       86,992,500
-------------------------------------------------------------------------
Microchip Technology Inc.                      5,068,952      165,805,420
-------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                            2,420,064       26,765,908
=========================================================================
                                                              541,643,828
=========================================================================

SPECIALIZED FINANCE-0.55%

Moody's Corp.                                   750,000        43,372,500
=========================================================================

SPECIALTY STORES-2.56%

Bed Bath & Beyond Inc.(a)                      2,350,000       99,264,000
-------------------------------------------------------------------------
Staples, Inc.(a)                               2,500,000       67,050,000
-------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                       1,000,000       35,330,000
=========================================================================
                                                              201,644,000
=========================================================================

SYSTEMS SOFTWARE-4.26%

Adobe Systems Inc.                              650,000        28,496,000
-------------------------------------------------------------------------
Microsoft Corp.                                8,500,000      222,275,000
-------------------------------------------------------------------------
Oracle Corp.(a)                                2,500,000       29,900,000
-------------------------------------------------------------------------

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------
SYSTEMS SOFTWARE-(CONTINUED)

VERITAS Software Corp.(a)                      1,500,000   $   54,225,000
=========================================================================
                                                              334,896,000
=========================================================================

TECHNOLOGY DISTRIBUTORS-1.71%

CDW Corp.                                      2,233,300      134,109,665
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.29%

Nextel Communications, Inc.-Class A(a)         1,820,000       44,044,000
-------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom)            27,345,190      57,351,477
=========================================================================
                                                              101,395,477
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $5,798,440,332)                       7,715,351,380
=========================================================================

MONEY MARKET FUNDS-2.44%

STIC Liquid Assets Portfolio(b)                95,933,174      95,933,174
-------------------------------------------------------------------------
STIC Prime Portfolio(b)                        95,933,174      95,933,174
=========================================================================
    Total Money Market Funds (Cost
      $191,866,348)                                           191,866,348
=========================================================================
TOTAL INVESTMENTS-100.55% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $5,990,306,680)                                           7,907,217,728
=========================================================================

-------------------------------------------------------------------------
                                                               MARKET
                                                SHARES         VALUE
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.29%

STIC Liquid Assets Portfolio(b)(c)             155,180,095 $  155,180,095
-------------------------------------------------------------------------
STIC Prime Portfolio(b)(c)                     24,938,485      24,938,485
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $180,118,580)                                     180,118,580
=========================================================================
TOTAL INVESTMENTS-102.84% (Cost
  $6,170,425,260)                                           8,087,336,308
=========================================================================
OTHER ASSETS LESS LIABILITIES-(2.84%)                        (223,133,791)
=========================================================================
NET ASSETS-100.00%                                         $7,864,202,517
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $5,798,440,332)*                           $ 7,715,351,380
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $371,984,928)                      371,984,928
------------------------------------------------------------
Receivables for:
  Investments sold                                22,973,044
------------------------------------------------------------
  Fund shares sold                                 3,766,990
------------------------------------------------------------
  Dividends                                        3,973,670
------------------------------------------------------------
Investment for deferred compensation plan            314,171
------------------------------------------------------------
Other assets                                         125,652
============================================================
    Total assets                               8,118,489,835
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           44,898,225
------------------------------------------------------------
  Fund shares reacquired                          20,290,401
------------------------------------------------------------
  Deferred compensation plan                         314,171
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       180,118,580
------------------------------------------------------------
Accrued distribution fees                          2,408,634
------------------------------------------------------------
Accrued trustees' fees                               555,134
------------------------------------------------------------
Accrued transfer agent fees                        4,285,116
------------------------------------------------------------
Accrued operating expenses                         1,417,057
============================================================
    Total liabilities                            254,287,318
============================================================
Net assets applicable to shares outstanding  $ 7,864,202,517
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 8,869,425,554
------------------------------------------------------------
Undistributed net investment income (loss)          (844,799)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                        (2,921,289,286)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                   1,916,911,048
============================================================
                                             $ 7,864,202,517
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 6,825,022,555
____________________________________________________________
============================================================
Class B                                      $   688,587,420
____________________________________________________________
============================================================
Class C                                      $   193,585,049
____________________________________________________________
============================================================
Class R                                      $     2,857,476
____________________________________________________________
============================================================
Institutional Class                          $   154,150,017
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          331,117,751
____________________________________________________________
============================================================
Class B                                           35,377,323
____________________________________________________________
============================================================
Class C                                            9,948,607
____________________________________________________________
============================================================
Class R                                              138,523
____________________________________________________________
============================================================
Institutional Class                                6,953,267
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $         20.61
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $20.61 divided by
      94.50%)                                $         21.81
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         19.46
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         19.46
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $         20.63
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $         22.17
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $174,003,209 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $244,235)        $   42,795,714
----------------------------------------------------------------------------
Dividends from affiliated money market funds                       2,446,905
----------------------------------------------------------------------------
Securities lending                                                   144,803
============================================================================
    Total investment income                                       45,387,422
============================================================================

EXPENSES:

Advisory fees                                                     46,349,081
----------------------------------------------------------------------------
Administrative services fees                                         696,174
----------------------------------------------------------------------------
Custodian fees                                                       451,569
----------------------------------------------------------------------------
Distribution fees:
  Class A                                                         19,315,644
----------------------------------------------------------------------------
  Class B                                                          6,227,801
----------------------------------------------------------------------------
  Class C                                                          1,792,081
----------------------------------------------------------------------------
  Class R                                                              6,237
----------------------------------------------------------------------------
Transfer agent fees                                               23,165,160
----------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           105,564
----------------------------------------------------------------------------
Trustees' fees                                                       142,695
----------------------------------------------------------------------------
Other                                                              2,473,308
============================================================================
    Total expenses                                               100,725,314
============================================================================
Less: Fees waived and expense offset arrangements                   (753,706)
============================================================================
    Net expenses                                                  99,971,608
============================================================================
Net investment income (loss)                                     (54,584,186)
============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         (455,564,558)
----------------------------------------------------------------------------
  Foreign currencies                                                 527,909
----------------------------------------------------------------------------
  Option contracts written                                           291,491
============================================================================
                                                                (454,745,158)
============================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        1,834,296,432
----------------------------------------------------------------------------
  Foreign currencies                                                  17,825
----------------------------------------------------------------------------
  Option contracts written                                          (123,292)
============================================================================
                                                               1,834,190,965
============================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                             1,379,445,807
============================================================================
Net increase in net assets resulting from operations          $1,324,861,621
____________________________________________________________________________
============================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                   2003               2002
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (54,584,186)   $   (81,004,558)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      (454,745,158)    (1,231,119,667)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts         1,834,190,965        143,436,189
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 1,324,861,621     (1,168,688,036)
================================================================================================
Share transactions-net:
  Class A                                                      (1,112,282,235)    (1,905,685,542)
------------------------------------------------------------------------------------------------
  Class B                                                         (46,666,906)       (89,586,163)
------------------------------------------------------------------------------------------------
  Class C                                                         (22,091,083)       (44,303,197)
------------------------------------------------------------------------------------------------
  Class R                                                           2,235,274            204,500
------------------------------------------------------------------------------------------------
  Institutional Class                                               5,433,008        (10,243,640)
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (1,173,371,942)    (2,049,614,042)
================================================================================================
    Net increase (decrease) in net assets                         151,489,679     (3,218,302,078)
================================================================================================

NET ASSETS:

  Beginning of year                                             7,712,712,838     10,931,014,916
================================================================================================
  End of year (including undistributed net investment income
    (loss) of $(844,799) and $(770,211) for 2003 and 2002,
    respectively)                                             $ 7,864,202,517    $ 7,712,712,838
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADR's, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the
Fund). Voluntary fee waivers may be modified or discontinued with approval of Board of Trustees without further notice to investors. For the year ended October 31, 2003, AIM waived fees of $638,100. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $696,174 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc. a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended October 31, 2003, AISI retained $11,253,012 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B, Class C and Class R shares paid $19,315,644, $6,227,801, $1,792,081 and $6,237, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended October 31, 2003, AIM Distributors retained $829,628 in front-end sales commissions from the sale of Class A shares and $4,130, $68 and $12,817 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $114,189 and reductions in custodian fees of $1,417 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $115,606.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $14,087 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $174,003,209 were on loan to brokers. The loans were secured by cash collateral of $180,118,580 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2003, the Fund received fees of $144,803 for securities lending.

NOTE 7--OPTION CONTRACTS WRITTEN

               TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                    ------------------------
                                    NUMBER OF     PREMIUMS
                                    CONTRACTS     RECEIVED
------------------------------------------------------------
Beginning of year                     1,551      $   398,595
------------------------------------------------------------
Written                               3,088        1,040,859
------------------------------------------------------------
Exercised                            (3,264)      (1,147,963)
------------------------------------------------------------
Expired                              (1,375)        (291,491)
------------------------------------------------------------
End of year                              --      $        --
____________________________________________________________
============================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments       $ 1,905,448,839
------------------------------------------------------------
Temporary book/tax differences                      (844,799)
------------------------------------------------------------
Capital loss carryforward                     (2,909,827,077)
------------------------------------------------------------
Shares of beneficial interest                  8,869,425,554
============================================================
Total net assets                             $ 7,864,202,517
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
-----------------------------------------------------------
October 31, 2009                             $1,224,074,030
-----------------------------------------------------------
October 31, 2010                              1,223,985,487
-----------------------------------------------------------
October 31, 2011                                461,767,560
===========================================================
Total capital loss carryforward              $2,909,827,077
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $3,370,231,624 and $4,537,133,153, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                       $2,147,646,200
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (242,197,361)
============================================================
Net unrealized appreciation of investment
  securities                                  $1,905,448,839
____________________________________________________________
============================================================
Cost of investments for tax purposes is $6,181,887,469.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2003, undistributed net investment income was increased by $54,509,598, undistributed net realized gains decreased by $527,909 and shares of beneficial interest decreased by $53,981,689. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                 CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                                           2003                               2002
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       40,892,692    $   728,901,495      48,969,691    $   970,494,859
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        4,399,643         74,587,779       5,811,283        111,506,491
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        1,764,643         29,858,199       2,391,741         46,150,281
--------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         163,302          2,916,332          13,083            204,591
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            1,117,656         21,391,286       6,254,346        139,801,926
================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                          325,830          5,894,532         223,534          4,426,684
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         (344,006)        (5,894,532)       (234,440)        (4,426,684)
================================================================================================================================
Reacquired:
  Class A                                                     (104,213,879)    (1,847,078,262)   (147,108,087)    (2,880,607,085)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (6,899,964)      (115,360,153)    (10,685,339)      (196,665,970)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (3,090,330)       (51,949,282)     (4,824,172)       (90,453,478)
--------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         (37,857)          (681,058)             (5)               (91)
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (833,861)       (15,958,278)     (6,757,582)      (150,045,566)
================================================================================================================================
                                                               (66,756,131)   $(1,173,371,942)   (105,945,947)   $(2,049,614,042)
________________________________________________________________________________________________________________________________
================================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        CLASS A
                                                       --------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------------------
                                                          2003             2002             2001          2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    17.20       $    19.72       $    43.50    $     34.65    $     26.37
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.12)(a)        (0.15)(a)        (0.12)         (0.26)         (0.17)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              3.53            (2.37)          (16.24)         12.39           9.18
=================================================================================================================================
    Total from investment operations                         3.41            (2.52)          (16.36)         12.13           9.01
=================================================================================================================================
Less distributions from net realized gains                     --               --            (7.42)         (3.28)         (0.73)
=================================================================================================================================
Net asset value, end of period                         $    20.61       $    17.20       $    19.72    $     43.50    $     34.65
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             19.83%          (12.78)%         (43.10)%        36.56%         34.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $6,825,023       $6,780,055       $9,703,277    $19,268,977    $14,292,905
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                           1.29%(c)         1.26%            1.14%          1.08%          1.10%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                        1.30%(c)         1.27%            1.17%          1.11%          1.12%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.67)%(c)       (0.74)%          (0.46)%        (0.61)%        (0.50)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        47%              57%              75%            88%            62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $6,438,548,158.


                                                                                            CLASS B
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------------
                                                                2003           2002           2001         2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.36       $  18.89       $ 42.28     $    34.00       $  26.11
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.23)(a)      (0.27)(a)     (0.28)         (0.58)(a)      (0.42)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.33          (2.26)       (15.69)         12.14           9.04
=================================================================================================================================
    Total from investment operations                              3.10          (2.53)       (15.97)         11.56           8.62
=================================================================================================================================
Less distributions from net realized gains                          --             --         (7.42)         (3.28)         (0.73)
=================================================================================================================================
Net asset value, end of period                                $  19.46       $  16.36       $ 18.89     $    42.28       $  34.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  18.95%        (13.39)%      (43.49)%        35.51%         33.64%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $688,587       $625,294       $818,343    $1,315,524       $589,718
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.99%(c)       1.96%         1.86%          1.85%          1.98%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.00%(c)       1.97%         1.89%          1.88%          2.00%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.37)%(c)     (1.44)%       (1.17)%        (1.38)%        (1.38)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             47%            57%           75%            88%            62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $622,780,089.


                                                                                           CLASS C
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2003           2002           2001        2000           1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.36       $  18.88       $  42.27    $  33.99       $  26.10
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.23)(a)      (0.27)(a)      (0.29)      (0.59)(a)      (0.42)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.33          (2.25)        (15.68)      12.15           9.04
===============================================================================================================================
    Total from investment operations                              3.10          (2.52)        (15.97)      11.56           8.62
===============================================================================================================================
Less distributions from net realized gains                          --             --          (7.42)      (3.28)         (0.73)
===============================================================================================================================
Net asset value, end of period                                $  19.46       $  16.36       $  18.88    $  42.27       $  33.99
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  18.95%        (13.35)%       (43.51)%     35.52%         33.65%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $193,585       $184,393       $258,786    $434,544       $161,490
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.99%(c)       1.96%          1.86%       1.85%          1.98%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.00%(c)       1.97%          1.89%       1.88%          2.00%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.37)%(c)     (1.44)%        (1.17)%     (1.38)%        (1.38)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             47%            57%            75%         88%            62%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $179,208,048.


                                                                          CLASS R
                                                              -------------------------------
                                                                                JUNE 3, 2002
                                                                                (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31,       OCTOBER 31,
                                                                2003               2002
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $17.26            $  19.82
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.16)(a)           (0.07)(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.53               (2.49)
=============================================================================================
    Total from investment operations                              3.37               (2.56)
=============================================================================================
Net asset value, end of period                                  $20.63            $  17.26
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  19.52%             (12.92)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,857            $    226
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.49%(c)            1.53%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers                                             1.50%(c)            1.54%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets      (0.87)%(c)          (1.01)%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          47%                 57%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,247,495.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                                  INSTITUTIONAL CLASS
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2003           2002        2001        2000        1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  18.40       $  21.00    $  45.55    $  36.01    $  27.25
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)(a)      (0.06)       0.01       (0.09)      (0.01)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.80          (2.54)     (17.14)      12.91        9.50
=========================================================================================================================
    Total from investment operations                              3.77          (2.60)     (17.13)      12.82        9.49
=========================================================================================================================
Less distributions from net realized gains                          --             --       (7.42)      (3.28)      (0.73)
=========================================================================================================================
Net asset value, end of period                                $  22.17       $  18.40    $  21.00    $  45.55    $  36.01
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  20.49%        (12.38)%    (42.80)%     37.14%      35.46%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $154,150       $122,746    $150,609    $288,097    $244,369
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                0.75%(c)       0.80%       0.65%       0.65%       0.64%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             0.76%(c)       0.81%       0.68%       0.68%       0.66%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.13)%(c)     (0.28)%      0.03%      (0.18)%     (0.04)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             47%            57%         75%         88%         62%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $132,069,108.

NOTE 13--SUBSEQUENT EVENTS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds--Registered Trademark--, which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Large Cap Basic Value Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Large Cap Basic Value Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Basic Value Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
December 16, 2003

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.01%

ADVERTISING-5.97%

Interpublic Group of Cos., Inc. (The)(a)         440,500   $  6,554,640
-----------------------------------------------------------------------
Omnicom Group Inc.                                89,300      7,126,140
=======================================================================
                                                             13,680,780
=======================================================================

AEROSPACE & DEFENSE-1.88%

Honeywell International Inc.                     140,600      4,303,766
=======================================================================

ALUMINUM-0.69%

Alcoa Inc.                                        50,000      1,578,500
=======================================================================

APPAREL RETAIL-1.83%

Gap, Inc. (The)                                  220,200      4,201,416
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.24%

Bank of New York Co., Inc. (The)                 165,000      5,146,350
=======================================================================

BUILDING PRODUCTS-2.12%

Masco Corp.                                      176,800      4,862,000
=======================================================================

COMMUNICATIONS EQUIPMENT-1.48%

Motorola, Inc.                                   251,500      3,402,795
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.33%

Deere & Co.                                       50,200      3,043,124
=======================================================================

CONSUMER ELECTRONICS-3.80%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)             143,270      3,845,367
-----------------------------------------------------------------------
Sony Corp.-ADR (Japan)                           138,000      4,857,600
=======================================================================
                                                              8,702,967
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.53%

Ceridian Corp.(a)                                217,300      4,563,300
-----------------------------------------------------------------------
First Data Corp.                                  99,200      3,541,440
=======================================================================
                                                              8,104,740
=======================================================================

DEPARTMENT STORES-1.50%

May Department Stores Co. (The)                  123,000      3,439,080
=======================================================================

DIVERSIFIED BANKS-2.61%

Bank One Corp.                                   141,000      5,985,450
=======================================================================

DIVERSIFIED CAPITAL MARKETS-3.10%

J.P. Morgan Chase & Co.                          198,000      7,108,200
=======================================================================

DIVERSIFIED CHEMICALS-0.66%

Dow Chemical Co. (The)                            40,000      1,507,600
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

DIVERSIFIED COMMERCIAL SERVICES-2.91%

Cendant Corp.(a)                                 327,000   $  6,680,610
=======================================================================

ENVIRONMENTAL SERVICES-3.35%

Waste Management, Inc.                           296,750      7,691,760
=======================================================================

FOOD RETAIL-3.96%

Kroger Co. (The)(a)                              301,100      5,266,239
-----------------------------------------------------------------------
Safeway Inc.(a)                                  181,000      3,819,100
=======================================================================
                                                              9,085,339
=======================================================================

GENERAL MERCHANDISE STORES-2.34%

Target Corp.                                     135,100      5,368,874
=======================================================================

HEALTH CARE DISTRIBUTORS-4.10%

Cardinal Health, Inc.                             81,000      4,806,540
-----------------------------------------------------------------------
McKesson Corp.                                   152,000      4,601,040
=======================================================================
                                                              9,407,580
=======================================================================

HEALTH CARE EQUIPMENT-1.43%

Baxter International Inc.                        123,000      3,269,340
=======================================================================

HEALTH CARE FACILITIES-2.10%

HCA Inc.                                         125,600      4,804,200
=======================================================================

INDUSTRIAL CONGLOMERATES-5.62%

General Electric Co.                             135,000      3,916,350
-----------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                429,400      8,965,872
=======================================================================
                                                             12,882,222
=======================================================================

INDUSTRIAL MACHINERY-2.26%

Illinois Tool Works Inc.                          70,600      5,192,630
=======================================================================

INSURANCE BROKERS-1.43%

Aon Corp.                                        150,000      3,285,000
=======================================================================

INVESTMENT BANKING & BROKERAGE-5.25%

Merrill Lynch & Co., Inc.                        105,000      6,216,000
-----------------------------------------------------------------------
Morgan Stanley                                   106,000      5,816,220
=======================================================================
                                                             12,032,220
=======================================================================

MANAGED HEALTH CARE-1.48%

Aetna Inc.                                        59,000      3,387,190
=======================================================================

MOVIES & ENTERTAINMENT-2.62%

Walt Disney Co. (The)                            265,800      6,017,712
=======================================================================

MULTI-LINE INSURANCE-1.48%

Hartford Financial Services Group, Inc. (The)     62,000      3,403,800
=======================================================================

OIL & GAS DRILLING-1.38%

Transocean Inc. (Cayman Islands)(a)              164,277      3,152,476
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-3.91%

Halliburton Co.                                  143,000   $  3,414,840
-----------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                  118,200      5,551,854
=======================================================================
                                                              8,966,694
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.87%

Citigroup Inc.                                   187,293      8,877,688
=======================================================================

PACKAGED FOODS & MEATS-1.88%

Kraft Foods Inc.-Class A                         148,000      4,306,800
=======================================================================

PHARMACEUTICALS-4.15%

Aventis S.A. (France)                             94,000      4,960,135
-----------------------------------------------------------------------
Wyeth                                            103,200      4,555,248
=======================================================================
                                                              9,515,383
=======================================================================

PROPERTY & CASUALTY INSURANCE-2.36%

ACE Ltd. (Cayman Islands)                        150,300      5,410,800
=======================================================================

SYSTEMS SOFTWARE-3.11%

Computer Associates International, Inc.          303,500      7,138,320
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

THRIFTS & MORTGAGE FINANCE-3.28%

Fannie Mae                                       105,000   $  7,527,450
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $209,262,685)                         222,470,856
=======================================================================

MONEY MARKET FUNDS-1.67%

STIC Liquid Assets Portfolio(b)                1,921,637      1,921,637
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        1,921,637      1,921,637
=======================================================================
    Total Money Market Funds (Cost
      $3,843,274)                                             3,843,274
=======================================================================
TOTAL INVESTMENTS-98.68% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $213,105,959)               226,314,130
=======================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.42%

STIC Liquid Assets Portfolio(b)(c)             3,248,000      3,248,000
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $3,248,000)                                       3,248,000
=======================================================================
TOTAL INVESTMENTS-100.10% (Cost $216,353,959)               229,562,130
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.10%)                          (232,057)
=======================================================================
NET ASSETS-100.00%                                         $229,330,073
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $209,262,685)*                               $222,470,856
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $7,091,274)                               7,091,274
-----------------------------------------------------------
Receivables for:
  Investments sold                                3,202,279
-----------------------------------------------------------
  Fund shares sold                                  654,638
-----------------------------------------------------------
  Dividends                                         235,431
-----------------------------------------------------------
Investment for deferred compensation plan            20,538
-----------------------------------------------------------
Other assets                                         39,561
===========================================================
     Total assets                               233,714,577
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             340,829
-----------------------------------------------------------
  Fund shares reacquired                            471,895
-----------------------------------------------------------
  Deferred compensation plan                         20,538
-----------------------------------------------------------
  Collateral upon return of securities loaned     3,248,000
-----------------------------------------------------------
Accrued distribution fees                           137,978
-----------------------------------------------------------
Accrued trustees' fees                                4,277
-----------------------------------------------------------
Accrued transfer agent fees                          89,015
-----------------------------------------------------------
Accrued operating expenses                           71,972
===========================================================
     Total liabilities                            4,384,504
===========================================================
Net assets applicable to shares outstanding    $229,330,073
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $242,916,748
-----------------------------------------------------------
Undistributed net investment income (loss)          (25,218)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (26,769,628)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     13,208,171
===========================================================
                                               $229,330,073
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $121,980,357
___________________________________________________________
===========================================================
Class B                                        $ 80,017,850
___________________________________________________________
===========================================================
Class C                                        $ 26,566,037
___________________________________________________________
===========================================================
Class R                                        $    587,509
___________________________________________________________
===========================================================
Investor Class                                 $    178,320
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          10,708,360
___________________________________________________________
===========================================================
Class B                                           7,174,868
___________________________________________________________
===========================================================
Class C                                           2,382,697
___________________________________________________________
===========================================================
Class R                                              51,713
___________________________________________________________
===========================================================
Investor Class                                       15,657
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.39
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $11.39 divided by
       94.50%)                                 $      12.05
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      11.15
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      11.15
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
     share                                     $      11.36
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
     share                                     $      11.39
___________________________________________________________
===========================================================

* At October 31, 2003, securities with an aggregate market value of $3,020,640 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $9,059)          $ 2,729,204
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      110,758
-------------------------------------------------------------------------
Interest                                                               61
-------------------------------------------------------------------------
Securities lending                                                    195
=========================================================================
     Total investment income                                    2,840,218
=========================================================================


EXPENSES:

Advisory fees                                                   1,211,828
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     42,276
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         378,423
-------------------------------------------------------------------------
  Class B                                                         696,925
-------------------------------------------------------------------------
  Class C                                                         239,648
-------------------------------------------------------------------------
  Class R                                                             934
-------------------------------------------------------------------------
  Investor Class                                                       16
-------------------------------------------------------------------------
Transfer agent fees                                               659,290
-------------------------------------------------------------------------
Trustees' fees                                                     12,092
-------------------------------------------------------------------------
Other                                                             193,965
=========================================================================
     Total expenses                                             3,485,397
=========================================================================
Less: Fees waived and expense offset arrangements                  (5,224)
=========================================================================
     Net expenses                                               3,480,173
=========================================================================
Net investment income (loss)                                     (639,955)
=========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                        (9,803,985)
-------------------------------------------------------------------------
  Foreign currencies                                               10,161
=========================================================================
                                                               (9,793,824)
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                   51,420,584
-------------------------------------------------------------------------
Net gain from investment securities and foreign currencies     41,626,760
=========================================================================
Net increase in net assets resulting from operations          $40,986,805
_________________________________________________________________________
=========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (639,955)   $   (400,729)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (9,793,824)    (13,193,071)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       51,420,584     (26,617,408)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 40,986,805     (40,211,208)
==========================================================================================
Share transactions-net:
  Class A                                                        5,382,960      47,013,800
------------------------------------------------------------------------------------------
  Class B                                                        2,113,303      19,109,813
------------------------------------------------------------------------------------------
  Class C                                                          (14,173)      6,186,422
------------------------------------------------------------------------------------------
  Class R                                                          537,385          10,003
------------------------------------------------------------------------------------------
  Investor Class                                                   177,572              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                                8,197,047      72,320,038
==========================================================================================
    Net increase in net assets                                  49,183,852      32,108,830
==========================================================================================

NET ASSETS:

  Beginning of year                                            180,146,221     148,037,391
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(25,218) and $(18,649) for 2003 and 2002,
    respectively)                                             $229,330,073    $180,146,221
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is long-term growth of capital with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $1 billion of the Fund's average daily net assets, plus 0.575% over $1 billion up to and including $2 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets over $2 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $1,844.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $333,919 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and the Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or the Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B, Class C, Class R and the Investor Class shares paid $378,423, $696,925, $239,648, $934 and $16, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $57,471 in front-end sales commissions from the sale of Class A shares and $436, $0, $4,755 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $3,169 and reductions in custodian fees of $211 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $3,380.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $2,422 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $3,020,640 were on loan to brokers. The loans were secured by cash collateral of $3,248,000, received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2003, the Fund received fees of $195 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and October 31, 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments           11,028,647
-----------------------------------------------------------
Temporary book/tax differences                      (25,218)
-----------------------------------------------------------
Capital loss carryforward                       (24,590,104)
-----------------------------------------------------------
Shares of beneficial interest                   242,916,748
===========================================================
Total net assets                               $229,330,073
___________________________________________________________
===========================================================


The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2009                              $ 2,651,488
----------------------------------------------------------
October 31, 2010                              $13,408,092
----------------------------------------------------------
October 31, 2011                              $ 8,530,524
==========================================================
Total capital loss carryforward               $24,590,104
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $95,824,492 and $78,360,698, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $20,865,000
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (9,836,353)
===========================================================
Net unrealized appreciation of investment
  securities                                    $11,028,647
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $218,533,483.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on October 31, 2003, undistributed net investment income was increased by $633,386, undistributed net realized gains decreased by $10,161 and shares of beneficial interest decreased by $623,225. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION


The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, and the Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Investor Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      5,695,229    $ 56,588,456    12,345,842    $130,431,434
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,611,379      25,467,901     4,427,046      47,877,276
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        936,198       9,069,047     1,524,511      16,806,696
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                        59,714         632,113           862          10,003
----------------------------------------------------------------------------------------------------------------------
  Investor Class**                                                30,507         346,714            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        315,247       3,158,288        69,318         788,677
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (321,047)     (3,158,288)      (71,494)       (788,677)
======================================================================================================================
Reacquired:
  Class A                                                     (5,558,986)    (54,363,784)   (8,433,346)    (84,206,311)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,170,734)    (20,196,310)   (2,706,026)    (27,978,786)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (955,066)     (9,083,220)   (1,028,142)    (10,620,274)
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (8,863)        (94,728)           --              --
----------------------------------------------------------------------------------------------------------------------
  Investor Class**                                               (14,850)       (169,142)           --              --
======================================================================================================================
                                                                 618,728    $  8,197,047     6,128,571    $ 72,320,038
______________________________________________________________________________________________________________________
======================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
** Investor Class Shares commenced sales on September 30, 2003.

NOTE 11--FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                          CLASS A
                                                              ---------------------------------------------------------------
                                                                                                                JUNE 30, 1999
                                                                                                                    (DATE
                                                                                                                 OPERATIONS
                                                                          YEAR ENDED OCTOBER 31,                COMMENCED) TO
                                                              ----------------------------------------------     OCTOBER 31,
                                                                2003             2002       2001       2000         1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   9.20          $ 10.94    $ 12.05    $ 9.40       $10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.00)(a)         0.01(a)    0.02(a)   0.07(a)      0.03
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.19            (1.75)     (1.07)     2.88        (0.63)
=============================================================================================================================
    Total from investment operations                              2.19            (1.74)     (1.05)     2.95        (0.60)
=============================================================================================================================
Less distributions:
  Dividends from net investment income                              --               --      (0.04)    (0.18)          --
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               --      (0.02)    (0.12)          --
=============================================================================================================================
    Total distributions                                             --               --      (0.06)    (0.30)          --
=============================================================================================================================
Net asset value, end of period                                $  11.39          $  9.20    $ 10.94    $12.05       $ 9.40
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  23.80%          (15.90)%    (8.74)%   32.21%       (6.00)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $121,980          $94,387    $68,676    $5,888       $1,153
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.42%(c)         1.38%      1.27%     1.25%        1.25%(d)
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.42%(c)         1.38%      1.36%     8.21%       10.02%(d)
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.01)%(c)        0.11%      0.17%     0.62%        0.87%(d)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate(e)                                          41%              37%        18%       57%          10%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $108,120,752.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                                                                                  AUGUST 1, 2000
                                                                                                                   (DATE SALES
                                                                        YEAR ENDED OCTOBER 31,                    COMMENCED) TO
                                                         -----------------------------------------------------     OCTOBER 31,
                                                            2003               2002               2001                 2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  9.07            $ 10.86            $ 12.02            $10.85
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.07)(a)          (0.06)(a)          (0.06)(a)          0.00
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 2.15              (1.73)             (1.05)             1.17
=================================================================================================================================
    Total from investment operations                            2.08              (1.79)             (1.11)             1.17
=================================================================================================================================
Less distributions:
  Dividends from net investment income                            --                 --              (0.03)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --                 --              (0.02)               --
=================================================================================================================================
    Total distributions                                           --                 --              (0.05)               --
=================================================================================================================================
Net asset value, end of period                               $ 11.15            $  9.07            $ 10.86            $12.02
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                22.93%            (16.48)%            (9.25)%           10.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $80,018            $63,977            $58,681            $2,815
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.07%(c)           2.02%              1.95%             1.93%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.07%(c)           2.02%              2.04%             8.89%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                       (0.66)%(c)         (0.53)%            (0.51)%           (0.06)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                        41%                37%                18%               57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $69,692,469.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                                         CLASS C
                                                         ------------------------------------------------------------------------
                                                                                                                  AUGUST 1, 2000
                                                                                                                   (DATE SALES
                                                                        YEAR ENDED OCTOBER 31,                    COMMENCED) TO
                                                         -----------------------------------------------------     OCTOBER 31,
                                                            2003               2002               2001                 2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  9.07            $ 10.85            $ 12.02            $10.85
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.07)(a)          (0.06)(a)          (0.06)(a)         (0.00)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 2.15              (1.72)             (1.06)             1.17
=================================================================================================================================
    Total from investment operations                            2.08              (1.78)             (1.12)             1.17
=================================================================================================================================
Less distributions:
  Dividends from net investment income                            --                 --              (0.03)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --                 --              (0.02)               --
=================================================================================================================================
    Total distributions                                           --                 --              (0.05)               --
=================================================================================================================================
Net asset value, end of period                               $ 11.15            $  9.07            $ 10.85            $12.02
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                22.93%            (16.41)%            (9.33)%           10.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $26,566            $21,775            $20,680            $1,248
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.07%(c)           2.02%              1.95%             1.93%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.07%(c)           2.02%              2.04%             8.89%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                       (0.66)%(c)         (0.53)%            (0.51)%           (0.06)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                        41%                37%                18%               57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $23,964,822.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                          CLASS R
                                                              -------------------------------
                                                                                JUNE 3, 2002
                                                                                (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                2003                2000
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.20             $ 11.60
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)(a)            0.00(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.18               (2.40)
=============================================================================================
    Total from investment operations                              2.16               (2.40)
=============================================================================================
Net asset value, end of period                                  $11.36             $  9.20
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  23.48%             (20.69)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  588             $     8
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:                          1.57%(c)            1.54%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets      (0.16)%(c)          (0.05)%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          41%                 37%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $186,789.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                   (DATE SALES
                                                                   COMMENCED) TO
                                                                    OCTOBER 31,
                                                                       2003
----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.98
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          0.00(a)
----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.41
==================================================================================
    Total from investment operations                                    0.41
==================================================================================
Net asset value, end of period                                        $11.39
__________________________________________________________________________________
==================================================================================
Total return(b)                                                         3.73%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $  178
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets:                                1.25%(c)
==================================================================================
Ratio of net investment income to average net assets                    0.16%
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate(d)                                                41%
__________________________________________________________________________________
==================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $76,145.
(d)  Not annualized for periods less than one year.

NOTE 12--SUBSEQUENT EVENTS


On November 3, 2003, INVESCO Value Equity Fund ("Selling Fund") transferred substantially all of its assets to the Fund in exchange for shares of the Selling Fund in a tax-free reorganization.

  The results of the reorganization are as follows: The acquisition was accomplished by a tax-free exchange of 7,818,290 shares of the Fund for 4,958,149 shares of INVESCO Value Equity Fund outstanding as of the open of business on November 3, 2003. INVESCO Value Equity Fund's net assets at that date of $89,014,605 including $14,973,392 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $229,149,218. Included in net assets of the acquired fund is undistributed net investment income (loss) of $(33,100) and undistributed net realized gain (loss) of $(6,269,110) for INVESCO Value Equity Fund.

  Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds--Registered Trademark--, which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Large Cap Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Large Cap Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Growth Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                            /s/ ERNST & YOUNG LLP
December 16, 2003

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003


                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.13%

AEROSPACE & DEFENSE-0.71%

United Technologies Corp.                         27,000    $  2,286,630
========================================================================

APPAREL RETAIL-0.77%

Gap, Inc. (The)                                  131,000       2,499,480
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.45%

Coach, Inc.(a)                                   132,000       4,682,040
========================================================================

APPLICATION SOFTWARE-1.28%

Amdocs Ltd. (United Kingdom)(a)                   91,000       1,952,860
------------------------------------------------------------------------
SAP A.G.-ADR (Germany)                            60,000       2,192,400
========================================================================
                                                               4,145,260
========================================================================

BIOTECHNOLOGY-3.17%

Amgen Inc.(a)                                     59,000       3,643,840
------------------------------------------------------------------------
Genentech, Inc.(a)                                80,300       6,582,191
========================================================================
                                                              10,226,031
========================================================================

CASINOS & GAMING-2.04%

International Game Technology                    201,200       6,589,300
========================================================================

COMMUNICATIONS EQUIPMENT-6.96%

Cisco Systems, Inc.(a)                           611,200      12,822,976
------------------------------------------------------------------------
Corning Inc.(a)                                  230,000       2,525,400
------------------------------------------------------------------------
Juniper Networks, Inc.(a)                        188,000       3,382,120
------------------------------------------------------------------------
QLogic Corp.(a)                                   35,000       1,961,750
------------------------------------------------------------------------
UTStarcom, Inc.(a)                                56,000       1,764,000
========================================================================
                                                              22,456,246
========================================================================

COMPUTER & ELECTRONICS RETAIL-2.13%

Best Buy Co., Inc.                               118,000       6,880,580
========================================================================

COMPUTER HARDWARE-2.58%

Dell Inc.(a)                                     230,900       8,340,108
========================================================================

COMPUTER STORAGE & PERIPHERALS-4.50%

EMC Corp.(a)                                     505,000       6,989,200
------------------------------------------------------------------------
Network Appliance, Inc.(a)                       132,000       3,257,760
------------------------------------------------------------------------
SanDisk Corp.(a)                                  25,000       2,015,000
------------------------------------------------------------------------
Seagate Technology (Cayman Islands)               98,000       2,252,040
========================================================================
                                                              14,514,000
========================================================================

CONSUMER FINANCE-3.90%

American Express Co.                              76,800       3,604,224
------------------------------------------------------------------------
Capital One Financial Corp.                       32,000       1,945,600
------------------------------------------------------------------------
MBNA Corp.                                        80,000       1,980,000
------------------------------------------------------------------------
SLM Corp.                                        129,000       5,051,640
========================================================================
                                                              12,581,464
========================================================================

                                                               MARKET
                                                SHARES         VALUE

------------------------------------------------------------------------

DATA PROCESSING & OUTSOURCED SERVICES-0.68%

First Data Corp.                                  61,600    $  2,199,120
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.01%

Apollo Group, Inc.-Class A(a)                     92,000       5,844,760
------------------------------------------------------------------------
Cendant Corp.(a)                                 347,000       7,089,210
========================================================================
                                                              12,933,970
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.91%

Rockwell Automation, Inc.                         95,000       2,949,750
========================================================================

FOOTWEAR-0.61%

NIKE, Inc.-Class B                                31,000       1,980,900
========================================================================

GENERAL MERCHANDISE STORES-0.87%

Dollar General Corp.                             125,000       2,808,750
========================================================================

HEALTH CARE EQUIPMENT-7.07%

Becton, Dickinson & Co.                           65,000       2,376,400
------------------------------------------------------------------------
Boston Scientific Corp.(a)                       104,000       7,042,880
------------------------------------------------------------------------
Guidant Corp.                                     42,000       2,142,420
------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         35,200       2,047,232
------------------------------------------------------------------------
Stryker Corp.                                     40,600       3,293,066
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          92,800       5,921,568
========================================================================
                                                              22,823,566
========================================================================

HEALTH CARE SERVICES-1.60%

Caremark Rx, Inc.(a)                             124,000       3,106,200
------------------------------------------------------------------------
IMS Health Inc.                                   87,000       2,047,110
========================================================================
                                                               5,153,310
========================================================================

HEALTH CARE SUPPLIES-0.80%

Alcon, Inc. (Switzerland)                         46,700       2,573,637
========================================================================

HOME ENTERTAINMENT SOFTWARE-1.27%

Electronic Arts Inc.(a)                           41,300       4,090,352
========================================================================

HOME IMPROVEMENT RETAIL-2.98%

Home Depot, Inc. (The)                           126,000       4,670,820
------------------------------------------------------------------------
Lowe's Cos., Inc.                                 84,000       4,950,120
========================================================================
                                                               9,620,940
========================================================================

HOUSEWARES & SPECIALTIES-0.78%

Fortune Brands, Inc.                              38,600       2,514,790
========================================================================

HYPERMARKETS & SUPER CENTERS-1.88%

Wal-Mart Stores, Inc.                            102,700       6,054,165
========================================================================

INDUSTRIAL CONGLOMERATES-1.03%

3M Co.                                            42,000       3,312,540
========================================================================

INDUSTRIAL MACHINERY-0.60%

Dover Corp.                                       50,000       1,951,000
========================================================================


                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

INTERNET RETAIL-3.03%

Amazon.com, Inc.(a)                              131,600    $  7,161,672
------------------------------------------------------------------------
eBay Inc.(a)                                      46,600       2,606,804
========================================================================
                                                               9,768,476
========================================================================

INTERNET SOFTWARE & SERVICES-2.44%

Yahoo! Inc.(a)                                   179,900       7,861,630
========================================================================

IT CONSULTING & OTHER SERVICES-0.80%

Accenture Ltd.-Class A (Bermuda)(a)              110,000       2,574,000
========================================================================

MANAGED HEALTH CARE-2.44%

Anthem, Inc.(a)                                   41,200       2,819,316
------------------------------------------------------------------------
UnitedHealth Group Inc.                           99,200       5,047,296
========================================================================
                                                               7,866,612
========================================================================

OFFICE ELECTRONICS-0.77%

Canon Inc. (Japan)                                51,000       2,469,239
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.81%

Citigroup Inc.                                   123,000       5,830,200
========================================================================

PERSONAL PRODUCTS-1.23%

Avon Products, Inc.                               58,300       3,962,068
========================================================================

PHARMACEUTICALS-3.30%

Mylan Laboratories Inc.                          106,850       2,580,428
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        86,000       4,892,540
------------------------------------------------------------------------
Wyeth                                             72,000       3,178,080
========================================================================
                                                              10,651,048
========================================================================

RESTAURANTS-0.65%

Starbucks Corp.(a)                                66,000       2,085,600
========================================================================

SEMICONDUCTOR EQUIPMENT-1.09%

Applied Materials, Inc.(a)                       150,000       3,505,500
========================================================================

SEMICONDUCTORS-7.91%

Altera Corp.(a)                                   99,800       2,018,954
------------------------------------------------------------------------
Analog Devices, Inc.(a)                           58,400       2,588,872
------------------------------------------------------------------------
Intel Corp.                                      467,000      15,434,350
------------------------------------------------------------------------
Linear Technology Corp.                           76,900       3,276,709
------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)        50,000       2,193,500
========================================================================
                                                              25,512,385
========================================================================

SOFT DRINKS-0.90%

PepsiCo, Inc.                                     61,000       2,917,020
========================================================================

                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------


SPECIALTY STORES-4.33%

AutoNation, Inc.(a)                              100,000    $  1,870,000
------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                         72,000       3,041,280
------------------------------------------------------------------------
Staples, Inc.(a)                                 199,800       5,358,636
------------------------------------------------------------------------
Tiffany & Co.                                     78,000       3,701,100
========================================================================
                                                              13,971,016
========================================================================

SYSTEMS SOFTWARE-9.35%

Adobe Systems Inc.                                84,000       3,682,560
------------------------------------------------------------------------
Computer Associates International, Inc.           72,000       1,693,440
------------------------------------------------------------------------
Microsoft Corp.                                  414,600      10,841,790
------------------------------------------------------------------------
Oracle Corp.(a)                                  212,600       2,542,696
------------------------------------------------------------------------
Symantec Corp.(a)                                 49,000       3,265,850
------------------------------------------------------------------------
VERITAS Software Corp.(a)                        225,000       8,133,750
========================================================================
                                                              30,160,086
========================================================================

THRIFTS & MORTGAGE FINANCE-0.66%

Washington Mutual, Inc.                           48,700       2,130,625
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.84%

Nextel Communications, Inc.-Class A(a)           245,400       5,938,680
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $250,184,300)                          313,372,114
========================================================================

MONEY MARKET FUNDS-3.30%

STIC Liquid Assets Portfolio(b)                5,325,601       5,325,601
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        5,325,601       5,325,601
========================================================================
    Total Money Market Funds (Cost
      $10,651,202)                                            10,651,202
========================================================================
TOTAL INVESTMENTS-100.43% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $260,835,502)                324,023,316
========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.85%

STIC Liquid Assets Portfolio(b)(c)             5,969,563       5,969,563
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $5,969,563)                                        5,969,563
========================================================================
TOTAL INVESTMENTS-102.28% (Cost $266,805,065)                329,992,879
========================================================================
OTHER ASSETS LESS LIABILITIES-(2.28%)                         (7,355,958)
========================================================================
NET ASSETS-100.00%                                          $322,636,921
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $250,184,300)*                               $313,372,114
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $16,620,765)                             16,620,765
-----------------------------------------------------------
Foreign currencies, at value (cost $2,276)            2,287
-----------------------------------------------------------
Receivables for:
  Investments sold                                4,752,804
-----------------------------------------------------------
  Fund shares sold                                  415,069
-----------------------------------------------------------
  Dividends                                         184,733
-----------------------------------------------------------
  Investment for deferred compensation plan          25,159
-----------------------------------------------------------
Other assets                                         32,756
===========================================================
  Total assets                                  335,405,687
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                           5,638,174
-----------------------------------------------------------
  Fund shares reacquired                            645,625
-----------------------------------------------------------
  Deferred compensation plan                         25,159
-----------------------------------------------------------
  Collateral upon return of securities loaned     5,969,563
-----------------------------------------------------------
Accrued distribution fees                           183,792
-----------------------------------------------------------
Accrued trustees' fees                                5,997
-----------------------------------------------------------
Accrued transfer agent fees                         201,861
-----------------------------------------------------------
Accrued operating expenses                           98,595
===========================================================
     Total liabilities                           12,768,766
===========================================================
Net assets applicable to shares outstanding    $322,636,921
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $661,651,023
-----------------------------------------------------------
Undistributed net investment income (loss)          (32,869)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                        (402,169,057)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              63,187,824
===========================================================
                                               $322,636,921
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $154,052,105
___________________________________________________________
===========================================================
Class B                                        $122,011,241
___________________________________________________________
===========================================================
Class C                                        $ 44,272,422
___________________________________________________________
===========================================================
Class R                                        $  2,126,829
___________________________________________________________
===========================================================
Investor Class                                 $    174,324
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          17,349,490
___________________________________________________________
===========================================================
Class B                                          14,166,195
___________________________________________________________
===========================================================
Class C                                           5,137,113
___________________________________________________________
===========================================================
Class R                                             239,758
___________________________________________________________
===========================================================
Investor Class                                       19,630
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.88
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $8.88 divided
       by 94.50%)                              $       9.40
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $       8.61
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $       8.62
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
     share                                     $       8.87
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
     share                                     $       8.88
___________________________________________________________
===========================================================

* At October 31, 2003, securities with an aggregate market value of $5,853,935 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $24,308)         $  2,022,318
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       101,100
--------------------------------------------------------------------------
Interest                                                             6,536
--------------------------------------------------------------------------
Securities lending                                                   5,580
==========================================================================
     Total investment income                                     2,135,534
==========================================================================


EXPENSES:

Advisory fees                                                    1,987,347
--------------------------------------------------------------------------
Administrative services fees                                        91,795
--------------------------------------------------------------------------
Custodian fees                                                      54,586
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          416,198
--------------------------------------------------------------------------
  Class B                                                        1,075,412
--------------------------------------------------------------------------
  Class C                                                          376,000
--------------------------------------------------------------------------
  Class R                                                            4,613
--------------------------------------------------------------------------
  Investor Class                                                         5
--------------------------------------------------------------------------
Transfer agent fees                                              1,515,190
--------------------------------------------------------------------------
Trustees' fees                                                      13,398
--------------------------------------------------------------------------
Other                                                              244,762
==========================================================================
     Total expenses                                              5,779,306
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                      (9,603)
==========================================================================
     Net expenses                                                5,769,703
==========================================================================
Net investment income (loss)                                    (3,634,169)
==========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (11,279,810)
--------------------------------------------------------------------------
  Foreign currencies                                               (22,563)
--------------------------------------------------------------------------
  Futures contracts                                               (254,779)
==========================================================================
                                                               (11,557,152)
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         66,633,066
--------------------------------------------------------------------------
  Foreign currencies                                                  (138)
==========================================================================
                                                                66,632,928
==========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                             55,075,776
==========================================================================
Net increase in net assets resulting from operations          $ 51,441,607
__________________________________________________________________________
==========================================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income (loss)                                  $ (3,634,169)   $ (4,375,738)
------------------------------------------------------------------------------------------
Net realized gain (loss) from investment securities, foreign
  currencies, futures contracts and option contracts           (11,557,152)    (87,652,595)
------------------------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities and foreign currencies                             66,632,928      38,162,681
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 51,441,607     (53,865,652)
==========================================================================================
Share transactions-net:
  Class A                                                       24,813,254     (10,042,539)
------------------------------------------------------------------------------------------
  Class B                                                       (2,160,788)    (18,237,379)
------------------------------------------------------------------------------------------
  Class C                                                          594,530     (12,801,049)
------------------------------------------------------------------------------------------
  Class R                                                        1,830,726          10,502
------------------------------------------------------------------------------------------
  Investor Class                                                   173,236              --
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         25,250,958     (41,070,465)
==========================================================================================
    Net increase (decrease) in net assets                       76,692,565     (94,936,117)
==========================================================================================

NET ASSETS:

  Beginning of year                                            245,944,356     340,880,473
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(32,869) and $(25,407) for 2003 and 2002,
    respectively)                                             $322,636,921    $245,944,356
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% over $1 billion up to and including $2 billion of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets over $2 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $1,994. Under a prior agreement to limit the aggregate costs of certain shareholder services provided by third party administrators, AIM reimbursed fees of $2,430 for Class A, Class B, Class C and Class R shares based on the relative net assets of those classes.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $91,795 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $793,265 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and the Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B, Class C, Class R and the Investor Class shares paid $416,198, $1,075,412, $376,000, $4,613 and $5, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $64,104 in front-end sales commissions from the sale of Class A shares and $711, $69, $4,058 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $5,152 and reductions in custodian fees of $27 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,179.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $2,539 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $5,853,935 were on loan to brokers. The loans were secured by cash collateral of $5,969,563 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2003, the Fund received fees of $5,580 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments         $  61,303,166
------------------------------------------------------------
Temporary book/tax differences                       (32,869)
------------------------------------------------------------
Capital loss carryforward                       (400,284,399)
------------------------------------------------------------
Shares of beneficial interest                    661,651,023
============================================================
Total net assets                               $ 322,636,921
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and straddle deferrals. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $10.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                          CAPITAL LOSS
EXPIRATION                                CARRYFORWARD
------------------------------------------------------
October 31, 2007                          $    380,100
------------------------------------------------------
October 31, 2008                            27,182,658
------------------------------------------------------
October 31, 2009                           267,323,492
------------------------------------------------------
October 31, 2010                            94,116,910
------------------------------------------------------
October 31, 2011                            11,281,239
======================================================
Total capital loss carryforward           $400,284,399
______________________________________________________
======================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $332,300,069 and $313,469,304, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $64,755,309
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (3,452,153)
===========================================================
Net unrealized appreciation of investment
  securities                                    $61,303,156
___________________________________________________________
===========================================================
Cost of investments for tax purposes is
  $268,689,723.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currencies and net operating losses, on October 31, 2003, undistributed net investment income was increased by $3,626,707, undistributed net realized gain was increased by $22,563 and shares of beneficial interest decreased by $3,649,270. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and the Investor Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                           2003                            2002
                                                              ------------------------------    --------------------------
                                                                 SHARES           AMOUNT          SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       9,469,394       $73,883,856      5,159,669    $ 44,948,977
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       4,041,264        29,817,268      3,444,001      28,987,280
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,208,427        16,412,874      1,465,202      12,332,848
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        278,067         2,156,076          1,259          10,502
--------------------------------------------------------------------------------------------------------------------------
  Investor Class**                                                 20,194           178,134             --              --
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         325,063         2,536,902        136,498       1,177,906
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (334,300)       (2,536,902)      (139,167)     (1,177,906)
==========================================================================================================================
Reacquired:
  Class A                                                      (6,726,902)      (51,607,504)    (6,691,678)    (56,169,422)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,989,440)      (29,441,154)    (5,553,485)    (46,046,753)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,147,493)      (15,818,344)    (3,059,594)    (25,133,897)
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (39,568)         (325,350)            --              --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class**                                                   (564)           (4,898)            --              --
==========================================================================================================================
                                                                3,104,142       $25,250,958     (5,237,295)   $(41,070,465)
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
 ** Investor Class shares commenced sales on September 30, 2003.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                                                 MARCH 1, 1999
                                                                                                                 (DATE OPERATIONS
                                                                          YEAR ENDED OCTOBER 31,                 COMMENCED) TO
                                                              -----------------------------------------------    OCTOBER 31,
                                                                2003           2002        2001        2000         1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   7.37       $   8.82    $  17.74    $  11.29         $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)(a)      (0.09)(a)    (0.08)(a)    (0.15)(a)       (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.59          (1.36)      (8.84)       6.60           1.33
=================================================================================================================================
    Total from investment operations                              1.51          (1.45)      (8.92)       6.45           1.29
=================================================================================================================================
Net asset value, end of period                                $   8.88       $   7.37    $   8.82    $  17.74         $11.29
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  20.49%        (16.44)%    (50.28)%     57.13%         13.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $154,052       $105,320    $138,269    $225,255         $7,785
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           1.82%(c)       1.70%       1.57%       1.58%          1.53%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.01)%(c)     (1.01)%     (0.72)%     (0.82)%        (0.59)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                         123%           111%        124%        113%            21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $118,913,817.
(d)  Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.63% (annualized).
(f)  Not annualized for periods less than one year.


                                                                                          CLASS B
                                                              ----------------------------------------------------------------
                                                                                                                 APRIL 5, 1999
                                                                                                                 (DATE SALES
                                                                          YEAR ENDED OCTOBER 31,                 COMMENCED) TO
                                                              -----------------------------------------------    OCTOBER 31,
                                                                2003           2002        2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   7.20       $   8.67    $  17.54    $  11.25       $11.02
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.12)(a)      (0.14)(a)    (0.16)(a)    (0.27)(a)     (0.08)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.53          (1.33)      (8.71)       6.56         0.31
==============================================================================================================================
    Total from investment operations                              1.41          (1.47)      (8.87)       6.29         0.23
==============================================================================================================================
Net asset value, end of period                                $   8.61       $   7.20    $   8.67    $  17.54       $11.25
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                  19.58%        (16.96)%    (50.57)%     55.91%        2.09%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $122,011       $104,040    $144,747    $210,224       $5,183
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                           2.47%(c)       2.35%       2.23%       2.24%        2.23%(d)(e)
==============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.66)%(c)     (1.66)%     (1.39)%     (1.48)%      (1.29)%(d)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(f)                                         123%           111%        124%        113%          21%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $107,541,190.
(d)  Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 4.33% (annualized).
(f)  Not annualized for periods less than one year.


                                                                                         CLASS C
                                                              --------------------------------------------------------------
                                                                                                               APRIL 5, 1999
                                                                                                               (DATE SALES
                                                                         YEAR ENDED OCTOBER 31,                COMMENCED) TO
                                                              ---------------------------------------------    OCTOBER 31,
                                                               2003           2002        2001       2000        1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  7.21       $   8.67    $  17.55    $ 11.25       $11.02
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.12)(a)      (0.14)(a)    (0.16)(a)   (0.27)(a)     (0.08)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.53          (1.32)      (8.72)      6.57         0.31
============================================================================================================================
    Total from investment operations                             1.41          (1.46)      (8.88)      6.30         0.23
============================================================================================================================
Net asset value, end of period                                $  8.62       $   7.21    $   8.67    $ 17.55       $11.25
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                 19.56%        (16.84)%    (50.60)%    56.00%        2.09%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $44,272       $ 36,575    $ 57,865    $79,392       $  901
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                          2.47%(c)       2.35%       2.23%      2.24%        2.23%(d)(e)
============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.66)%(c)     (1.66)%     (1.39)%    (1.48)%      (1.29)%(d)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(f)                                        123%           111%        124%       113%          21%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $37,600,034.
(d)  Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 4.33% (annualized).
(f)  Not annualized for periods less than one year.


                                                                          CLASS R
                                                              -------------------------------
                                                                                JUNE 3, 2002
                                                                                (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31,       OCTOBER 31,
                                                                2003               2002
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 7.37             $  8.40
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.09)(a)           (0.04)(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.59               (0.99)
=============================================================================================
    Total from investment operations                              1.50               (1.03)
=============================================================================================
Net asset value, end of period                                  $ 8.87             $  7.37
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  20.35%             (12.26)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,127             $     9
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets                           1.97%(c)            1.85%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets      (1.16)%(c)          (1.16)%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                         123%                111%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $922,495.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                (DATE SALES
                                                                COMMENCED) TO
                                                                OCTOBER 31,
                                                                    2003
----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 8.24
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.01)(a)
----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.65
==================================================================================
    Total from investment operations                                    0.64
==================================================================================
Net asset value, end of period                                        $ 8.88
__________________________________________________________________________________
==================================================================================
Total return(b)                                                         7.77%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $  174
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets                                 1.56%(c)
==================================================================================
Ratio of net investment income (loss) to average net assets            (0.75)%(c)
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate(d)                                               123%
__________________________________________________________________________________
==================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $24,659.
(d)  Not annualized for periods less than one year.

NOTE 12--SUBSEQUENT EVENTS

On November 3, 2003, INVESCO Growth Fund ("Selling Fund") transferred substantially all of its assets to the Fund in exchange for shares of the Selling Fund in a tax-free reorganization.

  The results of the reorganization are as follows: The acquisition was accomplished by a tax-free exchange of 51,442,688 shares of the Fund for 234,385,533 shares of INVESCO Growth Fund outstanding as of the open of business on November 3, 2003. INVESCO Growth Fund's net assets at that date of $456,983,407 including $93,333,500 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $322,706,968. Included in net assets of the acquired fund is undistributed net investment income (loss) of $(1,103,356) and undistributed net realized gain (loss) of $(1,579,650,080) for INVESCO Growth Fund.

  Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Mid Cap Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Mid Cap Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Mid Cap Growth Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
December 16, 2003

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003


                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.68%

ADVERTISING-1.88%

Lamar Advertising Co.(a)                             75,000   $  2,272,500
--------------------------------------------------------------------------
Omnicom Group Inc.                                   23,000      1,835,400
==========================================================================
                                                                 4,107,900
==========================================================================

AEROSPACE & DEFENSE-0.85%

L-3 Communications Holdings, Inc.(a)                 40,000      1,869,600
==========================================================================

AIRLINES-0.26%

Ryanair Holdings PLC-ADR (Ireland)(a)                11,000        566,500
==========================================================================

APPAREL RETAIL-1.30%

Foot Locker, Inc.                                    65,000      1,163,500
--------------------------------------------------------------------------
TJX Cos., Inc. (The)                                 80,000      1,679,200
==========================================================================
                                                                 2,842,700
==========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.39%

V. F. Corp.                                          20,000        849,000
==========================================================================

APPLICATION SOFTWARE-3.73%

Amdocs Ltd. (United Kingdom)(a)                      65,000      1,394,900
--------------------------------------------------------------------------
Citrix Systems, Inc.(a)                              50,000      1,264,000
--------------------------------------------------------------------------
Cognos, Inc. (Canada)(a)                             32,000      1,103,040
--------------------------------------------------------------------------
Intuit Inc.(a)                                       15,000        749,700
--------------------------------------------------------------------------
Macromedia, Inc.(a)                                  55,000      1,051,050
--------------------------------------------------------------------------
PeopleSoft, Inc.(a)                                 125,000      2,595,000
==========================================================================
                                                                 8,157,690
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.81%

Investors Financial Services Corp.                   50,000      1,766,500
==========================================================================

AUTO PARTS & EQUIPMENT-0.45%

Autoliv, Inc.                                        30,000        993,600
==========================================================================

BIOTECHNOLOGY-4.33%

Angiotech Pharmaceuticals, Inc. (Canada)(a)          31,000      1,417,630
--------------------------------------------------------------------------
Celgene Corp.(a)                                     32,000      1,334,080
--------------------------------------------------------------------------
Cephalon, Inc.(a)                                    40,000      1,878,400
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                             33,000      1,801,140
--------------------------------------------------------------------------
ICOS Corp.(a)                                        14,000        654,080
--------------------------------------------------------------------------
Invitrogen Corp.(a)                                  21,000      1,335,390
--------------------------------------------------------------------------
MedImmune, Inc.(a)                                   40,000      1,066,400
==========================================================================
                                                                 9,487,120
==========================================================================

BROADCASTING & CABLE TV-1.86%

Cox Radio, Inc.-Class A(a)                           50,000      1,106,000
--------------------------------------------------------------------------

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------

BROADCASTING & CABLE TV-(CONTINUED)

Univision Communications Inc.-Class A(a)             30,000   $  1,018,500
--------------------------------------------------------------------------
Westwood One, Inc.(a)                                65,000      1,945,450
==========================================================================
                                                                 4,069,950
==========================================================================

BUILDING PRODUCTS-0.50%

Masco Corp.                                          40,000      1,100,000
==========================================================================

COMMUNICATIONS EQUIPMENT-3.71%

Avaya Inc.(a)                                       120,000      1,552,800
--------------------------------------------------------------------------
NetScreen Technologies, Inc.(a)                      30,000        798,600
--------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)                  27,000      1,191,240
--------------------------------------------------------------------------
UTStarcom, Inc.(a)                                  145,000      4,567,500
==========================================================================
                                                                 8,110,140
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.72%

Best Buy Co., Inc.                                   27,000      1,574,370
==========================================================================

COMPUTER STORAGE & PERIPHERALS-1.20%

SanDisk Corp.(a)                                     17,000      1,370,200
--------------------------------------------------------------------------
Seagate Technology (Cayman Islands)                  55,000      1,263,900
==========================================================================
                                                                 2,634,100
==========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.48%

AGCO Corp.(a)                                       180,000      3,240,000
==========================================================================

CONSUMER FINANCE-1.13%

Capital One Financial Corp.                          19,000      1,155,200
--------------------------------------------------------------------------
First Marblehead Corp. (The)(a)                      60,000      1,329,000
==========================================================================
                                                                 2,484,200
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.02%

Affiliated Computer Services, Inc.-Class A(a)        46,000      2,250,780
--------------------------------------------------------------------------
DST Systems, Inc.(a)                                 50,000      1,891,000
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                      70,000      2,472,400
==========================================================================
                                                                 6,614,180
==========================================================================

DEPARTMENT STORES-0.95%

Kohl's Corp.(a)                                      37,000      2,074,590
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.81%

ARAMARK Corp.-Class B(a)                             30,000        801,600
--------------------------------------------------------------------------
University of Phoenix Online(a)                      14,000        962,640
==========================================================================
                                                                 1,764,240
==========================================================================


                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------

ELECTRONIC MANUFACTURING SERVICES-0.29%

Celestica Inc. (Canada)(a)                           45,000   $    639,000
==========================================================================

EMPLOYMENT SERVICES-0.51%

Manpower Inc.                                        24,000      1,113,600
==========================================================================

ENVIRONMENTAL SERVICES-0.63%

Waste Connections, Inc.(a)                           40,000      1,387,200
==========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.41%

Monsanto Co.                                         36,000        901,800
==========================================================================

GENERAL MERCHANDISE STORES-0.26%

99 Cents Only Stores(a)                              19,000        565,630
==========================================================================

HEALTH CARE DISTRIBUTORS-2.24%

AmerisourceBergen Corp.                              35,000      1,986,950
--------------------------------------------------------------------------
McKesson Corp.                                       65,000      1,967,550
--------------------------------------------------------------------------
Omnicare, Inc.                                       25,000        958,500
==========================================================================
                                                                 4,913,000
==========================================================================

HEALTH CARE EQUIPMENT-2.92%

Apogent Technologies Inc.(a)                         50,000      1,097,500
--------------------------------------------------------------------------
Biomet, Inc.                                         45,000      1,613,700
--------------------------------------------------------------------------
Guidant Corp.                                        14,000        714,140
--------------------------------------------------------------------------
STERIS Corp.(a)                                      75,000      1,561,500
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                             22,000      1,403,820
==========================================================================
                                                                 6,390,660
==========================================================================

HEALTH CARE FACILITIES-1.75%

Community Health Systems Inc.(a)                    100,000      2,402,000
--------------------------------------------------------------------------
Health Management Associates, Inc.-Class A           30,000        664,500
--------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                             25,000        768,250
==========================================================================
                                                                 3,834,750
==========================================================================

HEALTH CARE SERVICES-2.03%

Caremark Rx, Inc.(a)                                 25,000        626,250
--------------------------------------------------------------------------
Express Scripts, Inc.(a)                             50,000      2,746,000
--------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)              30,000      1,063,500
==========================================================================
                                                                 4,435,750
==========================================================================

HEALTH CARE SUPPLIES-1.26%

Fisher Scientific International Inc.(a)              40,000      1,610,000
--------------------------------------------------------------------------
Millipore Corp.(a)                                   26,000      1,140,100
==========================================================================
                                                                 2,750,100
==========================================================================

HOME ENTERTAINMENT SOFTWARE-0.71%

Electronic Arts Inc.(a)                               7,000        693,280
--------------------------------------------------------------------------
Take-Two Interactive Software, Inc.(a)               22,000        870,100
==========================================================================
                                                                 1,563,380
==========================================================================

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------


HOTELS, RESORTS & CRUISE LINES-0.46%

Starwood Hotels & Resorts Worldwide, Inc.            30,000   $  1,011,900
==========================================================================

HOUSEHOLD APPLIANCES-1.23%

Black & Decker Corp. (The)                           35,000      1,673,350
--------------------------------------------------------------------------
Maytag Corp.                                         40,000      1,016,000
==========================================================================
                                                                 2,689,350
==========================================================================

INDUSTRIAL GASES-0.31%

Airgas, Inc.                                         35,000        670,250
==========================================================================

INDUSTRIAL MACHINERY-1.19%

Danaher Corp.                                        17,000      1,408,450
--------------------------------------------------------------------------
SPX Corp.(a)                                         25,000      1,203,000
==========================================================================
                                                                 2,611,450
==========================================================================

INSURANCE BROKERS-1.07%

Willis Group Holdings Ltd. (Bermuda)                 70,000      2,331,000
==========================================================================

INTERNET SOFTWARE & SERVICES-1.17%

Netease.com Inc.-ADR (Cayman Islands)(a)             12,000        544,800
--------------------------------------------------------------------------
Sohu.com Inc.(a)                                     17,000        586,500
--------------------------------------------------------------------------
United Online, Inc.(a)                               50,000      1,439,500
==========================================================================
                                                                 2,570,800
==========================================================================

INVESTMENT BANKING & BROKERAGE-1.19%

Bear Stearns Cos. Inc. (The)                         20,000      1,525,000
--------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                        15,000      1,080,000
==========================================================================
                                                                 2,605,000
==========================================================================

IT CONSULTING & OTHER SERVICES-0.41%

Cognizant Technology Solutions Corp.(a)              20,000        907,800
==========================================================================

LEISURE PRODUCTS-1.50%

Hasbro, Inc.                                         40,000        872,000
--------------------------------------------------------------------------
Leapfrog Enterprises, Inc.-Class A(a)                22,000        760,540
--------------------------------------------------------------------------
Marvel Enterprises, Inc.(a)                          56,000      1,649,200
==========================================================================
                                                                 3,281,740
==========================================================================

MANAGED HEALTH CARE-3.58%

Aetna Inc.                                           15,000        861,150
--------------------------------------------------------------------------
Anthem, Inc.(a)                                      58,000      3,968,940
--------------------------------------------------------------------------
CIGNA Corp.                                          18,000      1,026,900
--------------------------------------------------------------------------
First Health Group Corp.(a)                          30,000        732,300
--------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                    14,000      1,244,600
==========================================================================
                                                                 7,833,890
==========================================================================

MOVIES & ENTERTAINMENT-0.57%

Pixar, Inc.(a)                                       18,000      1,238,580
==========================================================================


                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------

MULTI-LINE INSURANCE-0.93%

American Financial Group, Inc.                       50,000   $  1,113,500
--------------------------------------------------------------------------
Unitrin, Inc.                                        25,000        925,000
==========================================================================
                                                                 2,038,500
==========================================================================

OFFICE SERVICES & SUPPLIES-0.48%

Avery Dennison Corp.                                 20,000      1,051,600
==========================================================================

OIL & GAS DRILLING-3.17%

ENSCO International Inc.                             80,000      2,108,000
--------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)                 60,000      2,268,000
--------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                        90,000      2,573,100
==========================================================================
                                                                 6,949,100
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.70%

Cooper Cameron Corp.(a)                              50,000      2,141,000
--------------------------------------------------------------------------
National-Oilwell, Inc.(a)                            83,000      1,582,810
--------------------------------------------------------------------------
Smith International, Inc.(a)                         28,000      1,042,440
--------------------------------------------------------------------------
Varco International, Inc.(a)                        100,000      1,759,000
--------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)          45,000      1,563,750
==========================================================================
                                                                 8,089,000
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.11%

Devon Energy Corp.                                   35,000      1,697,500
--------------------------------------------------------------------------
Ultra Petroleum Corp. (Canada)(a)                    40,000        732,000
==========================================================================
                                                                 2,429,500
==========================================================================

PAPER PACKAGING-0.80%

Bemis Co., Inc.                                      15,000        693,600
--------------------------------------------------------------------------
Sonoco Products Co.                                  50,000      1,063,500
==========================================================================
                                                                 1,757,100
==========================================================================

PERSONAL PRODUCTS-0.27%

NBTY, Inc.(a)                                        22,000        599,500
==========================================================================

PHARMACEUTICALS-4.03%

American Pharmaceutical Partners, Inc.(a)            35,000        852,250
--------------------------------------------------------------------------
Biovail Corp. (Canada)(a)                            40,000        962,000
--------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                         35,000      1,750,350
--------------------------------------------------------------------------
Medicines Co. (The)(a)                               25,000        666,250
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A                 25,000      1,583,750
--------------------------------------------------------------------------
Pharmaceutical Resources, Inc.(a)                    13,000        939,640
--------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                        90,000      2,061,000
==========================================================================
                                                                 8,815,240
==========================================================================

PUBLISHING-0.53%

Getty Images, Inc.(a)                                26,000      1,162,200
==========================================================================

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------


RAILROADS-0.46%

Norfolk Southern Corp.                               50,000   $  1,007,500
==========================================================================

REINSURANCE-1.68%

Everest Re Group, Ltd. (Bermuda)                     20,000      1,659,000
--------------------------------------------------------------------------
PartnerRe Ltd. (Bermuda)                             37,000      2,007,990
==========================================================================
                                                                 3,666,990
==========================================================================

RESTAURANTS-1.43%

Brinker International, Inc.(a)                       75,000      2,387,250
--------------------------------------------------------------------------
Darden Restaurants, Inc.                             35,000        733,250
==========================================================================
                                                                 3,120,500
==========================================================================

SEMICONDUCTOR EQUIPMENT-2.87%

Amkor Technology, Inc.(a)                           130,000      2,450,500
--------------------------------------------------------------------------
ASML Holding N.V.-New York Shares
  (Netherlands)(a)                                   50,000        877,500
--------------------------------------------------------------------------
Cabot Microelectronics Corp.(a)                      25,000      1,425,000
--------------------------------------------------------------------------
Novellus Systems, Inc.(a)                            37,000      1,527,730
==========================================================================
                                                                 6,280,730
==========================================================================

SEMICONDUCTORS-4.12%

AMIS Holdings, Inc.(a)                               60,000      1,209,000
--------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                            20,000        639,000
--------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)           60,000      2,632,200
--------------------------------------------------------------------------
Maxim Integrated Products, Inc.                      20,000        994,200
--------------------------------------------------------------------------
Microchip Technology Inc.                            40,000      1,308,400
--------------------------------------------------------------------------
National Semiconductor Corp.(a)                      55,000      2,234,650
==========================================================================
                                                                 9,017,450
==========================================================================

SOFT DRINKS-0.97%

Coca-Cola Enterprises Inc.                          105,000      2,116,800
==========================================================================

SPECIALTY CHEMICALS-0.38%

International Flavors & Fragrances Inc.              25,000        827,500
==========================================================================

SPECIALTY STORES-4.69%

Advance Auto Parts, Inc.(a)                          17,000      1,329,740
--------------------------------------------------------------------------
Barnes & Noble, Inc.(a)                              55,000      1,639,000
--------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                            45,000      1,900,800
--------------------------------------------------------------------------
CarMax, Inc.(a)                                      16,000        504,160
--------------------------------------------------------------------------
Hollywood Entertainment Corp.(a)                     80,000      1,216,000
--------------------------------------------------------------------------
Office Depot, Inc.(a)                                70,000      1,045,100
--------------------------------------------------------------------------
Staples, Inc.(a)                                     45,000      1,206,900
--------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                             40,000      1,413,200
==========================================================================
                                                                10,254,900
==========================================================================

STEEL-0.53%

Worthington Industries, Inc.                         80,000      1,166,400
==========================================================================

SYSTEMS SOFTWARE-0.86%

Computer Associates International, Inc.              80,000      1,881,600
==========================================================================


                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------

TECHNOLOGY DISTRIBUTORS-0.93%

CDW Corp.                                            23,000   $  1,381,150
--------------------------------------------------------------------------
Tech Data Corp.(a)                                   20,000        658,400
==========================================================================
                                                                 2,039,550
==========================================================================

THRIFTS & MORTGAGE FINANCE-4.59%

Countrywide Financial Corp.                          15,000      1,576,800
--------------------------------------------------------------------------
Doral Financial Corp. (Puerto Rico)                  30,000      1,515,000
--------------------------------------------------------------------------
New York Community Bancorp, Inc.                     40,000      1,448,000
--------------------------------------------------------------------------
PMI Group, Inc. (The)                                47,000      1,796,810
--------------------------------------------------------------------------
Radian Group Inc.                                    35,000      1,851,500
--------------------------------------------------------------------------
W Holding Co., Inc. (Puerto Rico)                    80,000      1,863,200
==========================================================================
                                                                10,051,310
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.08%

America Movil S.A. de C.V.-ADR (Mexico)              90,000      2,142,000
--------------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)               55,000      1,331,000
--------------------------------------------------------------------------
NII Holdings Inc.-Class B(a)                         14,000      1,079,260
==========================================================================
                                                                 4,552,260
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $179,791,474)                            209,428,240
==========================================================================

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------


MONEY MARKET FUNDS-5.52%

STIC Liquid Assets Portfolio(b)                   6,039,656   $  6,039,656
--------------------------------------------------------------------------
STIC Prime Portfolio(b)                           6,039,656      6,039,656
==========================================================================
    Total Money Market Funds (Cost
      $12,079,312)                                              12,079,312
==========================================================================
TOTAL INVESTMENTS-101.20% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $191,870,786)                  221,507,552
==========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.73%

STIC Liquid Assets Portfolio(b)(c)                1,593,500      1,593,500
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $1,593,500)                                          1,593,500
==========================================================================
TOTAL INVESTMENTS-101.93% (Cost $193,464,286)                  223,101,052
==========================================================================
OTHER ASSETS LESS LIABILITIES-(1.93%)                           (4,215,727)
==========================================================================
NET ASSETS-100.00%                                            $218,885,325
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $179,791,474)*                               $ 209,428,240
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $13,672,812)                              13,672,812
------------------------------------------------------------
Receivables for:
  Investments sold                                 9,402,211
------------------------------------------------------------
  Fund shares sold                                   309,270
------------------------------------------------------------
  Dividends                                           22,911
------------------------------------------------------------
Investment for deferred compensation plan             19,504
------------------------------------------------------------
Other assets                                          40,165
============================================================
     Total assets                                232,895,113
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                           11,831,789
------------------------------------------------------------
  Fund shares reacquired                             251,231
------------------------------------------------------------
  Deferred compensation plan                          19,504
------------------------------------------------------------
  Collateral upon return of securities loaned      1,593,500
------------------------------------------------------------
Accrued distribution fees                            121,224
------------------------------------------------------------
Accrued trustees' fees                                 4,618
------------------------------------------------------------
Accrued transfer agent fees                           94,394
------------------------------------------------------------
Accrued operating expenses                            93,528
============================================================
     Total liabilities                            14,009,788
============================================================
Net assets applicable to shares outstanding    $ 218,885,325
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 337,569,760
------------------------------------------------------------
Undistributed net investment income (loss)           (24,611)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (148,296,590)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                      29,636,766
============================================================
                                               $ 218,885,325
____________________________________________________________
============================================================


NET ASSETS:

Class A                                        $ 108,435,889
____________________________________________________________
============================================================
Class B                                        $  81,297,884
____________________________________________________________
============================================================
Class C                                        $  28,927,613
____________________________________________________________
============================================================
Class R                                        $     223,939
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           12,150,266
____________________________________________________________
============================================================
Class B                                            9,371,414
____________________________________________________________
============================================================
Class C                                            3,334,190
____________________________________________________________
============================================================
Class R                                               25,177
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $        8.92
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $8.92 divided by
       94.50%)                                 $        9.44
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                     $        8.68
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                     $        8.68
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                     $        8.89
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $1,553,045 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $1,194)          $   625,148
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      161,100
-------------------------------------------------------------------------
Securities lending                                                 12,283
=========================================================================
    Total investment income                                       798,531
=========================================================================

EXPENSES:

Advisory fees                                                   1,343,201
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     54,362
-------------------------------------------------------------------------
Distribution fees:
    Class A                                                       283,951
-------------------------------------------------------------------------
    Class B                                                       660,267
-------------------------------------------------------------------------
    Class C                                                       206,942
-------------------------------------------------------------------------
    Class R                                                           252
-------------------------------------------------------------------------
Transfer agent fees                                               947,519
-------------------------------------------------------------------------
Trustees' fees                                                     11,580
-------------------------------------------------------------------------
Other                                                             201,946
=========================================================================
    Total expenses                                              3,760,020
=========================================================================
Less: Fees waived and expense offset arrangements                  (5,996)
=========================================================================
    Net expenses                                                3,754,024
=========================================================================
Net investment income (loss)                                   (2,955,493)
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                   14,307,340
-------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                                   42,907,455
=========================================================================
Net gain from investment securities                            57,214,795
=========================================================================
Net increase in net assets resulting from operations          $54,259,302
_________________________________________________________________________
=========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (2,955,493)   $ (3,709,857)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           14,307,340     (51,459,202)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  42,907,455       6,176,897
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 54,259,302     (48,992,162)
==========================================================================================
Share transactions-net:
  Class A                                                       18,339,848      (8,529,105)
------------------------------------------------------------------------------------------
  Class B                                                        1,788,121      (2,639,544)
------------------------------------------------------------------------------------------
  Class C                                                        5,771,210      (1,653,044)
------------------------------------------------------------------------------------------
  Class R                                                          197,900          10,003
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         26,097,079     (12,811,690)
==========================================================================================
    Net increase (decrease) in net assets                       80,356,381     (61,803,852)
==========================================================================================

NET ASSETS:

  Beginning of year                                            138,528,944     200,332,796
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(24,611) and $(18,569) for 2003 and 2002,
    respectively)                                             $218,885,325    $138,528,944
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets plus 0.75% of the Fund's average daily net assets over $1 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) for Class A, Class B, Class C and Class R shares to the extent necessary to limit the total fund operating expenses of Class A shares to 2.00%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $2,625.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $562,458 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B, Class C and Class R shares paid $283,951, $660,267, $206,942 and $252, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $51,252 in front-end sales commissions from the sale of Class A shares and $293, $115, $2,637 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $3,371 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $3,371.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $2,377 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $1,553,045 were on loan to brokers. The loans were secured by cash collateral of $1,593,500 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2003, the Fund received fees of $12,283 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments         $  28,160,998
------------------------------------------------------------
Temporary book/tax differences                       (24,611)
------------------------------------------------------------
Capital loss carryforward                       (146,820,822)
------------------------------------------------------------
Shares of beneficial interest                    337,569,760
============================================================
Total net assets                               $ 218,885,325
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The

Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2008                              $  9,284,312
----------------------------------------------------------
October 31, 2009                                86,724,292
----------------------------------------------------------
October 31, 2010                                50,812,218
==========================================================
Total capital loss carryforward               $146,820,822
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $355,510,296 and $328,037,408, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $31,518,336
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (3,357,338)
===========================================================
Net unrealized appreciation of investment
  securities                                    $28,160,998
___________________________________________________________
===========================================================
Cost of investments for tax purposes is
$194,940,054.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses on October 31, 2003, undistributed net investment income (loss) was increased by $2,949,451, undistributed net realized gains remained unchanged and shares of beneficial interest decreased by $2,949,451. This reclassification had no effect on net assets of the Fund.


NOTE 10--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      7,664,279    $ 58,252,871     8,063,853    $ 72,719,270
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,281,689      24,068,217     3,669,099      31,692,709
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,644,878      12,124,964     1,168,577      10,169,033
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                        25,518         209,495         1,146          10,003
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        189,563       1,431,485        74,934         635,418
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (194,530)     (1,431,485)      (76,507)       (635,418)
======================================================================================================================
Reacquired:
  Class A                                                     (5,404,259)    (41,344,508)   (9,446,798)    (81,883,793)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,879,424)    (20,848,611)   (4,122,284)    (33,696,835)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (872,689)     (6,353,754)   (1,442,681)    (11,822,077)
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (1,487)        (11,595)           --              --
======================================================================================================================
                                                               3,453,538    $ 26,097,079    (2,110,661)   $(12,811,690)
______________________________________________________________________________________________________________________
======================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                                                             NOVEMBER 1,
                                                                                                                 1999
                                                                                                           (DATE OPERATIONS
                                                                     YEAR ENDED OCTOBER 31,                 COMMENCED) TO
                                                              -------------------------------------          OCTOBER 31,
                                                                2003          2002           2001                2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   6.54       $  8.58        $ 14.38            $  10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)(a)     (0.13)(a)      (0.11)(a)           (0.12)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.49         (1.91)         (5.69)               4.50
===========================================================================================================================
    Total from investment operations                              2.38         (2.04)         (5.80)               4.38
===========================================================================================================================
Net asset value, end of period                                $   8.92       $  6.54        $  8.58            $  14.38
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                  36.39%       (23.78)%       (40.33)%             43.80%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $108,436       $63,463        $94,457            $114,913
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           1.90%(c)      1.83%          1.65%               1.63%(d)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.42)%(c)    (1.49)%        (1.06)%             (0.76)%(d)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(e)                                         211%          185%           173%                183%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $81,128,932.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                                        CLASS B
                                                              ------------------------------------------------------------
                                                                                                            NOVEMBER 1,
                                                                                                                1999
                                                                                                          (DATE OPERATIONS
                                                                     YEAR ENDED OCTOBER 31,                COMMENCED) TO
                                                              ------------------------------------          OCTOBER 31,
                                                               2003          2002           2001                2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  6.40       $  8.45        $ 14.25            $  10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.15)(a)     (0.18)(a)      (0.18)(a)           (0.22)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.43         (1.87)         (5.62)               4.47
==========================================================================================================================
    Total from investment operations                             2.28         (2.05)         (5.80)               4.25
==========================================================================================================================
Net asset value, end of period                                $  8.68       $  6.40        $  8.45            $  14.25
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                 35.63%       (24.26)%       (40.70)%             42.50%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $81,298       $58,654        $81,905            $103,893
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                          2.55%(c)      2.48%          2.32%               2.32%(d)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (2.07)%(c)    (2.14)%        (1.73)%             (1.45)%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                                        211%          185%           173%                183%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $66,026,718.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                                                                            NOVEMBER 1,
                                                                                                                1999
                                                                                                          (DATE OPERATIONS
                                                                     YEAR ENDED OCTOBER 31,                COMMENCED) TO
                                                              ------------------------------------          OCTOBER 31,
                                                               2003          2002           2001                2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  6.40       $  8.45        $ 14.26            $ 10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.15)(a)     (0.18)(a)      (0.18)(a)          (0.22)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.43         (1.87)         (5.63)              4.48
==========================================================================================================================
    Total from investment operations                             2.28         (2.05)         (5.81)              4.26
==========================================================================================================================
Net asset value, end of period                                $  8.68       $  6.40        $  8.45            $ 14.26
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                 35.63%       (24.26)%       (40.74)%            42.60%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $28,928       $16,404        $23,971            $29,969
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                          2.55%(c)      2.48%          2.32%              2.32%(d)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (2.07)%(c)    (2.14)%        (1.73)%            (1.45)%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                                        211%          185%           173%               183%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $20,694,220.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                          CLASS R
                                                              -------------------------------
                                                                                   JUNE 3,
                                                                                    2002
                                                                                 (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2003               2002
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 6.54             $  8.73
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.13)(a)           (0.05)(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.48               (2.14)
=============================================================================================
    Total from investment operations                              2.35               (2.19)
=============================================================================================
Net asset value, end of period                                  $ 8.89             $  6.54
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  35.93%             (25.09)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  224             $     7
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets                           2.05%(c)            1.98%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets      (1.57)%(c)          (1.64)%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                         211%                185%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $50,310.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--SUBSEQUENT EVENTS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Weingarten Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 16, 2003

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003

                                                                   MARKET
                                                  SHARES           VALUE
-----------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.50%

ADVERTISING-0.85%

Omnicom Group Inc.                                   300,000   $   23,940,000
=============================================================================

APPAREL RETAIL-1.53%

Gap, Inc. (The)                                    2,250,000       42,930,000
=============================================================================

APPLICATION SOFTWARE-0.55%

PeopleSoft, Inc.(a)                                  750,000       15,570,000
=============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.67%

Franklin Resources, Inc.                             400,000       18,968,000
=============================================================================

BIOTECHNOLOGY-3.30%

Amgen Inc.(a)                                        750,000       46,320,000
-----------------------------------------------------------------------------
Genentech, Inc.(a)                                   400,000       32,788,000
-----------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                             250,000       13,645,000
=============================================================================
                                                                   92,753,000
=============================================================================

BREWERS-0.53%

Anheuser-Busch Cos., Inc.                            300,000       14,778,000
=============================================================================

CASINOS & GAMING-0.76%

International Game Technology                        650,000       21,287,500
=============================================================================

COMMUNICATIONS EQUIPMENT-6.32%

Cisco Systems, Inc.(a)                             4,000,000       83,920,000
-----------------------------------------------------------------------------
Corning Inc.(a)                                    2,000,000       21,960,000
-----------------------------------------------------------------------------
Juniper Networks, Inc.(a)                          1,250,000       22,487,500
-----------------------------------------------------------------------------
Motorola, Inc.                                     2,000,000       27,060,000
-----------------------------------------------------------------------------
Nortel Networks Corp. (Canada)(a)                  5,000,000       22,250,000
=============================================================================
                                                                  177,677,500
=============================================================================

COMPUTER & ELECTRONICS RETAIL-1.66%

Best Buy Co., Inc.                                   800,000       46,648,000
=============================================================================

COMPUTER HARDWARE-2.60%

Dell Inc.(a)                                       1,400,000       50,568,000
-----------------------------------------------------------------------------
International Business Machines Corp.                250,000       22,370,000
=============================================================================
                                                                   72,938,000
=============================================================================

COMPUTER STORAGE & PERIPHERALS-2.05%

EMC Corp.(a)                                       3,000,000       41,520,000
-----------------------------------------------------------------------------
Seagate Technology (Cayman Islands)                  700,000       16,086,000
=============================================================================
                                                                   57,606,000
=============================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.54%

Deere & Co.                                          250,000       15,155,000
=============================================================================

-----------------------------------------------------------------------------
                                                                   MARKET
                                                  SHARES           VALUE

CONSUMER FINANCE-3.03%

American Express Co.                                 750,000   $   35,197,500
-----------------------------------------------------------------------------
MBNA Corp.                                         1,150,000       28,462,500
-----------------------------------------------------------------------------
SLM Corp.                                            550,000       21,538,000
=============================================================================
                                                                   85,198,000
=============================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.15%

Affiliated Computer Services, Inc.-Class A(a)        300,000       14,679,000
-----------------------------------------------------------------------------
First Data Corp.                                     300,000       10,710,000
-----------------------------------------------------------------------------
Fiserv, Inc.(a)                                      550,000       19,426,000
-----------------------------------------------------------------------------
Paychex, Inc.                                        400,000       15,568,000
=============================================================================
                                                                   60,383,000
=============================================================================

DIVERSIFIED BANKS-0.57%

Wachovia Corp.                                       350,000       16,054,500
=============================================================================

DIVERSIFIED CAPITAL MARKETS-1.15%

J.P. Morgan Chase & Co.                              900,000       32,310,000
=============================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.90%

Apollo Group, Inc.-Class A(a)                        300,000       19,059,000
-----------------------------------------------------------------------------
Cendant Corp.(a)                                   2,250,000       45,967,500
-----------------------------------------------------------------------------
H&R Block, Inc.                                      350,000       16,481,500
=============================================================================
                                                                   81,508,000
=============================================================================

DRUG RETAIL-0.50%

CVS Corp.                                            400,000       14,072,000
=============================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.80%

Agilent Technologies, Inc.(a)                        900,000       22,428,000
=============================================================================

FOOTWEAR-0.57%

NIKE, Inc.-Class B                                   250,000       15,975,000
=============================================================================

GENERAL MERCHANDISE STORES-1.25%

Family Dollar Stores, Inc.                           350,000       15,263,500
-----------------------------------------------------------------------------
Target Corp.                                         500,000       19,870,000
=============================================================================
                                                                   35,133,500
=============================================================================

HEALTH CARE EQUIPMENT-4.32%

Becton, Dickinson & Co.                              350,000       12,796,000
-----------------------------------------------------------------------------
Boston Scientific Corp.(a)                           850,000       57,562,000
-----------------------------------------------------------------------------
Guidant Corp.                                        400,000       20,404,000
-----------------------------------------------------------------------------
Medtronic, Inc.                                      250,000       11,392,500
-----------------------------------------------------------------------------

                                                                   MARKET
                                                  SHARES           VALUE
-----------------------------------------------------------------------------
HEALTH CARE EQUIPMENT-(CONTINUED)

Zimmer Holdings, Inc.(a)                             300,000   $   19,143,000
=============================================================================
                                                                  121,297,500
=============================================================================

HEALTH CARE SERVICES-0.89%

Caremark Rx, Inc.(a)                               1,000,000       25,050,000
=============================================================================

HEALTH CARE SUPPLIES-0.98%

Alcon, Inc. (Switzerland)                            500,000       27,555,000
=============================================================================

HOME ENTERTAINMENT SOFTWARE-0.88%

Electronic Arts Inc.(a)                              250,000       24,760,000
=============================================================================

HOME IMPROVEMENT RETAIL-1.65%

Home Depot, Inc. (The)                             1,250,000       46,337,500
=============================================================================

HOTELS, RESORTS & CRUISE LINES-0.48%

Starwood Hotels & Resorts Worldwide, Inc.            400,000       13,492,000
=============================================================================

HOUSEHOLD PRODUCTS-1.91%

Colgate-Palmolive Co.                                175,000        9,308,250
-----------------------------------------------------------------------------
Procter & Gamble Co. (The)                           450,000       44,230,500
=============================================================================
                                                                   53,538,750
=============================================================================

INDUSTRIAL CONGLOMERATES-2.23%

Tyco International Ltd. (Bermuda)                  3,000,000       62,640,000
=============================================================================

INDUSTRIAL MACHINERY-1.17%

Danaher Corp.                                        250,000       20,712,500
-----------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)                 200,000       12,080,000
=============================================================================
                                                                   32,792,500
=============================================================================

INTERNET RETAIL-3.45%

Amazon.com, Inc.(a)                                1,000,000       54,420,000
-----------------------------------------------------------------------------
eBay Inc.(a)                                         400,000       22,376,000
-----------------------------------------------------------------------------
InterActiveCorp.(a)                                  550,000       20,190,500
=============================================================================
                                                                   96,986,500
=============================================================================

INTERNET SOFTWARE & SERVICES-1.55%

Yahoo! Inc.(a)                                     1,000,000       43,700,000
=============================================================================

INVESTMENT BANKING & BROKERAGE-4.93%

Charles Schwab Corp. (The)                         1,650,000       22,374,000
-----------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                      500,000       46,950,000
-----------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                        550,000       39,600,000
-----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                            500,000       29,600,000
=============================================================================
                                                                  138,524,000
=============================================================================

IT CONSULTING & OTHER SERVICES-1.04%

Accenture Ltd.-Class A (Bermuda)(a)                1,250,000       29,250,000
=============================================================================

MANAGED HEALTH CARE-3.13%

Aetna Inc.                                         1,000,000       57,410,000
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                                   MARKET
                                                  SHARES           VALUE
MANAGED HEALTH CARE-(CONTINUED)

UnitedHealth Group Inc.                              600,000   $   30,528,000
=============================================================================
                                                                   87,938,000
=============================================================================

MOTORCYCLE MANUFACTURERS-0.42%

Harley-Davidson, Inc.                                250,000       11,852,500
=============================================================================

MOVIES & ENTERTAINMENT-0.99%

Viacom Inc.-Class B                                  700,000       27,909,000
=============================================================================

MULTI-LINE INSURANCE-0.76%

American International Group, Inc.                   350,000       21,290,500
=============================================================================

OIL & GAS DRILLING-0.73%

ENSCO International Inc.                             350,000        9,222,500
-----------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)                 300,000       11,340,000
=============================================================================
                                                                   20,562,500
=============================================================================

OIL & GAS EQUIPMENT & SERVICES-0.33%

Schlumberger Ltd. (Netherlands)                      200,000        9,394,000
=============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.53%

Citigroup Inc.                                     1,500,000       71,100,000
=============================================================================

PHARMACEUTICALS-5.47%

Johnson & Johnson                                    550,000       27,681,500
-----------------------------------------------------------------------------
Lilly (Eli) & Co.                                    325,000       21,651,500
-----------------------------------------------------------------------------
Pfizer Inc.                                        1,350,000       42,660,000
-----------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                           350,000       19,911,500
-----------------------------------------------------------------------------
Wyeth                                                950,000       41,933,000
=============================================================================
                                                                  153,837,500
=============================================================================

SEMICONDUCTOR EQUIPMENT-3.24%

Applied Materials, Inc.(a)                         1,250,000       29,212,500
-----------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          1,500,000       61,935,000
=============================================================================
                                                                   91,147,500
=============================================================================

SEMICONDUCTORS-9.26%

Analog Devices, Inc.(a)                            1,000,000       44,330,000
-----------------------------------------------------------------------------
Intel Corp.                                        1,800,000       59,490,000
-----------------------------------------------------------------------------
Linear Technology Corp.                              700,000       29,827,000
-----------------------------------------------------------------------------
Maxim Integrated Products, Inc.                      600,000       29,826,000
-----------------------------------------------------------------------------
Microchip Technology Inc.                          1,000,000       32,710,000
-----------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                                2,000,000       22,120,000
-----------------------------------------------------------------------------
Texas Instruments Inc.                             1,450,000       41,934,000
=============================================================================
                                                                  260,237,000
=============================================================================

SOFT DRINKS-0.77%

PepsiCo, Inc.                                        450,000       21,519,000
=============================================================================

                                                                   MARKET
                                                  SHARES           VALUE
-----------------------------------------------------------------------------

SPECIALTY CHEMICALS-0.48%

Ecolab Inc.                                          500,000   $   13,445,000
=============================================================================

SPECIALTY STORES-1.32%

Bed Bath & Beyond Inc.(a)                            500,000       21,120,000
-----------------------------------------------------------------------------
Staples, Inc.(a)                                     600,000       16,092,000
=============================================================================
                                                                   37,212,000
=============================================================================

SYSTEMS SOFTWARE-7.31%

Computer Associates International, Inc.            1,850,000       43,512,000
-----------------------------------------------------------------------------
Microsoft Corp.                                    3,500,000       91,525,000
-----------------------------------------------------------------------------
Oracle Corp.(a)                                    1,500,000       17,940,000
-----------------------------------------------------------------------------
VERITAS Software Corp.(a)                          1,450,000       52,417,500
=============================================================================
                                                                  205,394,500
=============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,125,580,640)                           2,712,075,750
=============================================================================

MONEY MARKET FUNDS-2.59%

STIC Liquid Assets Portfolio(b)                   36,428,079       36,428,079
-----------------------------------------------------------------------------
STIC Prime Portfolio(b)                           36,428,079       36,428,079
=============================================================================
    Total Money Market Funds (Cost
      $72,856,158)                                                 72,856,158
=============================================================================
TOTAL INVESTMENTS-99.09% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $2,198,436,798)                 2,784,931,908
=============================================================================

-----------------------------------------------------------------------------
                                                                   MARKET
                                                  SHARES           VALUE

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.39%

STIC Liquid Assets Portfolio(b)(c)                38,996,800   $   38,996,800
=============================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $38,996,800)                                           38,996,800
=============================================================================
TOTAL INVESTMENTS-100.48% (Cost
  $2,237,433,598)                                               2,823,928,708
=============================================================================
OTHER ASSETS LESS LIABILITIES-(0.48%)                             (13,478,280)
=============================================================================
NET ASSETS-100.00%                                             $2,810,450,428
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $2,125,580,640)*                           $ 2,712,075,750
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $111,852,958)                      111,852,958
------------------------------------------------------------
Foreign currencies, at value (cost $361)                 368
------------------------------------------------------------
Cash                                                  38,826
------------------------------------------------------------
Receivables for:
  Investments sold                                56,632,123
------------------------------------------------------------
  Fund shares sold                                   752,372
------------------------------------------------------------
  Dividends                                        1,956,386
------------------------------------------------------------
Investment for deferred compensation plan            202,866
------------------------------------------------------------
Other assets                                         118,747
============================================================
    Total assets                               2,883,630,396
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           24,490,221
------------------------------------------------------------
  Fund shares reacquired                           5,738,163
------------------------------------------------------------
  Deferred compensation plan                         202,866
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        38,996,800
------------------------------------------------------------
Accrued distribution fees                          1,089,622
------------------------------------------------------------
Accrued trustees' fees                               267,499
------------------------------------------------------------
Accrued transfer agent fees                        1,913,397
------------------------------------------------------------
Accrued operating expenses                           481,400
============================================================
    Total liabilities                             73,179,968
============================================================
Net assets applicable to shares outstanding  $ 2,810,450,428
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 5,800,081,560
------------------------------------------------------------
Undistributed net investment income (loss)          (462,775)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                        (3,575,663,474)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                      586,495,117
============================================================
                                             $ 2,810,450,428
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 2,160,823,000
____________________________________________________________
============================================================
Class B                                      $   555,778,704
____________________________________________________________
============================================================
Class C                                      $    91,324,993
____________________________________________________________
============================================================
Class R                                      $       311,194
____________________________________________________________
============================================================
Institutional Class                          $     2,212,537
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          186,477,767
____________________________________________________________
============================================================
Class B                                           51,888,597
____________________________________________________________
============================================================
Class C                                            8,518,684
____________________________________________________________
============================================================
Class R                                               26,927
____________________________________________________________
============================================================
Institutional Class                                  181,315
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $         11.59
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.59 divided by
      94.50%)                                $         12.26
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         10.71
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         10.72
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $         11.56
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $         12.20
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $37,694,563 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $119,306)        $  20,368,727
---------------------------------------------------------------------------
Dividends from affiliated money market funds                        414,720
---------------------------------------------------------------------------
Interest                                                              3,316
---------------------------------------------------------------------------
Securities lending                                                   71,442
===========================================================================
    Total investment income                                      20,858,205
===========================================================================

EXPENSES:

Advisory fees                                                    17,030,956
---------------------------------------------------------------------------
Administrative services fees                                        519,857
---------------------------------------------------------------------------
Custodian fees                                                      187,065
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         6,092,977
---------------------------------------------------------------------------
  Class B                                                         5,246,170
---------------------------------------------------------------------------
  Class C                                                           852,575
---------------------------------------------------------------------------
  Class R                                                               920
---------------------------------------------------------------------------
Transfer agent fees                                              12,045,211
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                            1,175
---------------------------------------------------------------------------
Trustees' fees                                                       56,657
---------------------------------------------------------------------------
Other                                                             1,125,910
===========================================================================
    Total expenses                                               43,159,473
===========================================================================
Less: Fees waived and expense offset arrangements                   (56,902)
===========================================================================
    Net expenses                                                 43,102,571
===========================================================================
Net investment income (loss)                                    (22,244,366)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (151,651,661)
---------------------------------------------------------------------------
  Foreign currencies                                                115,427
---------------------------------------------------------------------------
  Option contracts written                                       (1,282,993)
===========================================================================
                                                               (152,819,227)
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         703,746,614
---------------------------------------------------------------------------
  Foreign currencies                                                    (19)
---------------------------------------------------------------------------
  Option contracts written                                          (44,617)
===========================================================================
                                                                703,701,978
===========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                              550,882,751
===========================================================================
Net increase in net assets resulting from operations          $ 528,638,385
___________________________________________________________________________
===========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                   2003              2002
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (22,244,366)   $   (32,392,421)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (152,819,227)      (796,583,815)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                    703,701,978       (246,187,556)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  528,638,385     (1,075,163,792)
===============================================================================================
Share transactions-net:
  Class A                                                       (354,029,189)    (1,064,806,254)
-----------------------------------------------------------------------------------------------
  Class B                                                        (78,758,321)      (180,109,268)
-----------------------------------------------------------------------------------------------
  Class C                                                        (11,803,823)       (30,575,415)
-----------------------------------------------------------------------------------------------
  Class R                                                            190,176             72,385
-----------------------------------------------------------------------------------------------
  Institutional Class                                                (83,682)        (5,419,461)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (444,484,839)    (1,280,838,013)
===============================================================================================
    Net increase (decrease) in net assets                         84,153,546     (2,356,001,805)
===============================================================================================

NET ASSETS:

  Beginning of year                                            2,726,296,882      5,082,298,687
===============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(462,775) and $(437,153) for 2003 and 2002,
    respectively)                                             $2,810,450,428    $ 2,726,296,882
_______________________________________________________________________________________________
===============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin.

J. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million up to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $8,168. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $519,857 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as AIM Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended October 31, 2003, AISI retained $6,264,097 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B, Class C and Class R shares paid $6,092,977, $5,246,170, $852,575 and $920, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $286,925 in front-end sales commissions from the sale of Class A shares and $3,720, $0, $7,667 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $47,339 and reductions in custodian fees of $1,395 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $48,734.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $6,495 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $37,694,563 were on loan to brokers. The loans were secured by cash collateral of $38,996,800 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2003, the Fund received fees of $71,442 for securities lending.

NOTE 7--OPTION CONTRACTS WRITTEN

               TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                   -------------------------
                                   NUMBER OF      PREMIUMS
                                   CONTRACTS      RECEIVED
------------------------------------------------------------
Beginning of year                     2,500     $    585,867
------------------------------------------------------------
Written                              87,660       14,767,945
------------------------------------------------------------
Closed                              (68,350)     (12,127,993)
------------------------------------------------------------
Exercised                           (20,307)      (2,862,014)
------------------------------------------------------------
Expired                              (1,503)        (363,805)
============================================================
End of year                              --     $         --
____________________________________________________________
============================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments       $   529,571,996
------------------------------------------------------------
Temporary book/tax differences                      (462,775)
------------------------------------------------------------
Capital loss carryforward                     (3,518,740,353)
------------------------------------------------------------
Shares of beneficial interest                  5,800,081,560
============================================================
Total net assets                             $ 2,810,450,428
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the tax deferral of losses on certain option transactions. Amount includes appreciation on foreign currencies of $7.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

  The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                       CARRYFORWARD
------------------------------------------------------------------------------
October 31, 2009                                                $2,559,101,338
------------------------------------------------------------------------------
October 31, 2010                                                   763,027,747
------------------------------------------------------------------------------
October 31, 2011                                                   196,611,268
==============================================================================
Total capital loss carryforward                                 $3,518,740,353
______________________________________________________________________________
==============================================================================


NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $2,894,591,510 and $3,402,084,060, respectively.

UNREALIZED APPRECIATION (DEPRECIATION)OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $572,406,984
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (42,834,995)
==============================================================================
Net unrealized appreciation of investment securities             $529,571,989
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $2,294,356,719.


NOTE 10--RECLASSIFICATIONS OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and net operating losses on October 31, 2003, undistributed net investment income increased by $22,218,744, undistributed net realized gains decreased by $115,427 and shares of beneficial interest decreased by $22,103,317. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                                          2003                             2002
                                                              ----------------------------    -------------------------------
                                                                SHARES          AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      10,192,956    $ 102,256,843      16,597,940    $   199,251,597
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       5,051,931       47,044,808       5,995,984         66,787,479
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,715,252       15,941,057       1,919,777         21,362,371
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         23,136          234,973           7,975             72,385
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              16,638          177,847          45,598            504,589
=============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       1,369,192       14,331,798         368,013          4,307,233
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,477,850)     (14,331,798)       (393,806)        (4,307,233)
=============================================================================================================================
Reacquired:
  Class A                                                     (47,251,093)    (470,617,830)   (111,225,206)    (1,268,365,084)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (12,154,199)    (111,471,331)    (22,942,810)      (242,589,514)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,990,841)     (27,744,880)     (4,815,984)       (51,937,786)
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         (4,184)         (44,797)             --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (25,361)        (261,529)       (438,298)        (5,924,050)
=============================================================================================================================
                                                              (45,534,423)   $(444,484,839)   (114,880,817)   $(1,280,838,013)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                    -----------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                    -----------------------------------------------------------------------------
                                                       2003               2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $     9.47         $    12.65      $    28.16      $    28.31      $    21.72
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.07)             (0.07)(a)       (0.10)          (0.14)(a)       (0.10)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       2.19              (3.11)         (11.87)           3.18            8.16
=================================================================================================================================
    Total from investment operations                      2.12              (3.18)         (11.97)           3.04            8.06
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      --                 --              --              --           (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     --                 --           (3.54)          (3.19)          (1.46)
=================================================================================================================================
    Total distributions                                     --                 --           (3.54)          (3.19)          (1.47)
=================================================================================================================================
Net asset value, end of period                      $    11.59         $     9.47      $    12.65      $    28.16      $    28.31
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          22.39%            (25.14)%        (47.38)%         10.61%          38.62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $2,160,823         $2,104,660      $4,001,552      $8,948,781      $8,089,739
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                        1.47%(c)           1.33%           1.21%           1.03%           1.03%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                     1.47%(c)           1.33%           1.22%           1.07%           1.08%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                             (0.68)%(c)         (0.64)%         (0.56)%         (0.45)%         (0.38)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                    111%               217%            240%            145%            124%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $2,030,992,456.

                                                                                     CLASS B
                                                  -----------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                  -----------------------------------------------------------------------------
                                                    2003             2002            2001             2000              1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   8.82         $  11.86        $  26.82        $    27.29        $    21.12
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.14)           (0.15)(a)       (0.21)            (0.36)(a)         (0.30)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          2.03            (2.89)         (11.21)             3.08              7.93
===============================================================================================================================
    Total from investment operations                  1.89            (3.04)         (11.42)             2.72              7.63
===============================================================================================================================
Less distributions from net realized gains              --               --           (3.54)            (3.19)            (1.46)
===============================================================================================================================
Net asset value, end of period                    $  10.71         $   8.82        $  11.86        $    26.82        $    27.29
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                      21.43%          (25.63)%        (47.75)%            9.76%            37.59%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $555,779         $533,224        $922,476        $1,927,514        $1,291,456
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                    2.17%(c)         2.04%           1.92%             1.78%             1.82%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                 2.17%(c)         2.04%           1.93%             1.82%             1.87%
===============================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                         (1.38)%(c)       (1.34)%         (1.27)%           (1.20)%           (1.17)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                111%             217%            240%              145%              124%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $524,617,004.

                                                                             AIM
WEINGARTEN FUND

NOTE 12--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                           CLASS C
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                               2003            2002          2001          2000          1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.83         $ 11.87      $  26.85      $  27.30      $  21.14
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.14)          (0.15)(a)     (0.21)        (0.36)(a)     (0.30)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.03           (2.89)       (11.23)         3.10          7.92
===============================================================================================================================
    Total from investment operations                             1.89           (3.04)       (11.44)         2.74          7.62
===============================================================================================================================
Less distributions from net realized gains                         --              --         (3.54)        (3.19)        (1.46)
===============================================================================================================================
Net asset value, end of period                                $ 10.72         $  8.83      $  11.87      $  26.85      $  27.30
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 21.40%         (25.61)%      (47.77)%        9.83%        37.50%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $91,325         $86,455      $150,604      $301,590      $105,420
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.17%(c)        2.04%         1.92%         1.78%         1.82%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.17%(c)        2.04%         1.93%         1.82%         1.87%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.38)%(c)      (1.34)%       (1.27)%       (1.20)%       (1.17)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                           111%            217%          240%          145%          124%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $85,257,460.

                                                                           CLASS R
                                                              ---------------------------------
                                                                                  JUNE 3, 2002
                                                                                   (DATE SALES
                                                              YEAR ENDED          COMMENCED) TO
                                                              OCTOBER 31,          OCTOBER 31,
                                                                 2003                 2002
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.47               $ 11.36
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)                (0.03)(a)
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.15                 (1.86)
===============================================================================================
    Total from investment operations                              2.09                 (1.89)
===============================================================================================
Net asset value, end of period                                  $11.56               $  9.47
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                  22.07%               (16.64)%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  311               $    76
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:                          1.67%(c)              1.53%(d)
_______________________________________________________________________________________________
===============================================================================================
Ratio of net investment income (loss) to average net assets      (0.88)%(c)            (0.84)%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                         111%                  217%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $184,086.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                             AIM
WEINGARTEN FUND

NOTE 12--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                   INSTITUTIONAL CLASS
                                                              --------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                               2003           2002         2001         2000          1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.91         $ 13.16      $ 29.00      $ 28.96      $  22.18
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.00           (0.01)(a)    (0.01)       (0.06)(a)      0.02
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 2.29           (3.24)      (12.29)        3.29          8.32
============================================================================================================================
    Total from investment operations                            2.29           (3.25)      (12.30)        3.23          8.34
============================================================================================================================
Less distributions:
  Dividends from net investment income                            --              --           --           --         (0.10)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --              --        (3.54)       (3.19)        (1.46)
============================================================================================================================
    Total distributions                                           --              --        (3.54)       (3.19)        (1.56)
============================================================================================================================
Net asset value, end of period                                $12.20         $  9.91      $ 13.16      $ 29.00      $  28.96
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                23.11%         (24.70)%     (47.11)%      11.07%        39.20%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,213         $ 1,883      $ 7,667      $18,634      $114,076
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              0.78%(c)        0.82%        0.69%        0.64%         0.63%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           0.78%(c)        0.82%        0.70%        0.68%         0.68%
============================================================================================================================
Ratio of net investment income (loss) to average net assets     0.01%(c)       (0.12)%      (0.04)%      (0.04)%        0.02%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                          111%            217%         240%         145%          124%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(c)  Ratios are based on average daily net assets of $1,901,891.

NOTE 13--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.